File No. 033-73568
811-07426
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	47	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	532	/X/

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
(Name of Depositor)

1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Address of Depositor's Principal Offices)

(860) 547-4390
(Depositor's Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Name and Address of Agent for Service)
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Approximate Date of Proposed Public Offering: Continuous
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 1, 2020 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Titles of Securities Being Registered:
Units of interests in separate accounts under variable annuity contracts.

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PART A

THE DIRECTOR VI*
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE (EST. 5/20/91)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO (EST. 6/2/86)
PO BOX 14293
LEXINGTON, KY 40512-4293
1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: The Director Series VI , The BB&T Director Series I, AmSouth Variable Annuity Series I, The Director Select Series I and The Director Choice Series I. The variable annuity products described in this prospectus are no longer for sale. In 2013, We announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with in force annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company (“us,” “we” or “our”) where you agreed to make at least one Premium Payment to us and we agreed to make a series of Annuity Payouts at a later date. This Annuity is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. This Contract is closed to new investors.
At the time you purchased your Contract, you allocated your Premium Payment to “Sub-Accounts”. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds described in this prospectus are part of the following Portfolio companies: AIM Variable Insurance Funds, AllianceBernstein L.P., BlackRock, Hartford HLS Funds, Pioneer Variable Contracts Trust and Wells Fargo Funds Management LLC.
At the time you purchased your Contract you were able to allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Amounts allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account. This Contract and its features may not be available for sale in all states. There may be contract and/or rider variations due to requirements under state law. See your contract and riders for the provisions appropriate to you.
Please read this prospectus carefully and keep it for your records for future reference. You can contact us to get a Statement of Additional Information ("SAI") free of charge. The SAI contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). We have included the Table of Contents for the SAI at the end of this prospectus. Although we file this prospectus and the SAI with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the SAI can also be obtained from us by calling 1-800-862-6668 or the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities Exchange Commission, paper copies of the shareholder reports for the portfolio companies available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Talcott Resolution or your Financial Intermediary.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Talcott Resolution or your Financial Intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Talcott Resolution Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 am. to 6:00 p.m., Eastern Time. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

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NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2020
Date of Statement of Additional Information: May 1, 2020

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4

Definitions
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge ("CDSC"): The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals will receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable if the Contract Owner, joint contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.

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Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature: Part of our General Account where you are able to allocate a portion of your Contract Value. In the Contract, this is defined as the “Fixed Account.”
General Account: The General Account includes our company assets including any money you have invested in the Fixed Accumulation Feature.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or facsimile. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Required Minimum Distribution: A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
CDSC (as a percentage of Premium Payments) (1) First Year (2)	6%
Second Year	6%
Third Year	5%
Fourth Year	5%
Fifth Year	4%
Sixth Year	3%
Seventh Year	2%
Eighth Year	0%

(1)
Each Premium Payment has its own CDSC schedule. The CDSC is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the CDSC on certain types of Surrenders. See "The Contingent Deferred Sales Charge" in the Charges and Fees Section of this prospectus.

(2)	Length of time from each Premium Payment.
Contract Owner Periodic Expenses
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee (3)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub Account Value) Mortality and Expense Risk Charge	1.25%
Total Separate Account Annual Expenses	1.25%
Optional Charges (as a percentage of average daily Sub-Account Value) Optional Death Benefit Charge	0.15%
Total Separate Account Annual Expenses with the Optional Death Benefit Charge	1.40%

(3)
An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.

The following table show the minimum and maximum total annual fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

The Director Series VI, BB&T Director I, Director Select I	Minimum	Maximum
Total Annual Fund Operating Expenses (these are expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.15%	0.92%

The AmSouth Variable Annuity Series I	Minimum	Maximum
Total Annual Fund Operating Expenses (these are expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.15%	1.07%

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The Director Choice Series I	Minimum	Maximum
Total Annual Fund Operating Expenses (these are expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.15%	1.41%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example reflects a deduction for any CDSC, Annual Maintenance Fee, maximum Separate Account Annual Expenses including all Optional Charges, and the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract. If you did not select all of the optional benefits, your expenses would be lower than those shown in the Example.
The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, we assume a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. The Example assumes the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, we waive the Annual Maintenance Fee, so the Example shows charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

The Director VI and BB&T Director I

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$821
3 years	$1,305
5 years	$1,794
10 years	$2,945

(2)	If you annuitize at the end of the applicable time period:

1 year	$238
3 years	$790
5 years	$1,366
10 years	$2,915

(3)	If you do not Surrender your Contract:

1 year	$268
3 years	$820
5 years	$1,396
10 years	$2,945

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Director Select I

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$841
3 years	$1,366
5 years	$1,901
10 years	$3,156

(2)	If you annuitize at the end of the applicable time period:

1 year	$259
3 years	$854
5 years	$1,473
10 years	$3,126

(3)	If you do not Surrender your Contract:

1 year	$289
3 years	$884
5 years	$1,503
10 years	$3,156

The AmSouth Variable Annuity:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$835
3 years	$1,349
5 years	$1,871
10 years	$3,096

(2)	If you annuitize at the end of the applicable time period:

1 year	$253
3 years	$836
5 years	$1,442
10 years	$3,066

(3)	If you do not Surrender your Contract:

1 year	$283
3 years	$866
5 years	$1,472
10 years	$3,096

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The Director Choice:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$868
3 years	$1,447
5 years	$2,041
10 years	$3,430

(2)	If you annuitize at the end of the applicable time period:

1 year	$288
3 years	$940
5 years	$1,614
10 years	$3,400

(3)	If you do not Surrender your Contract:

1 year	$318
3 years	$970
5 years	$1,644
10 years	$3,430

Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see “How is the value of my Contract calculated before the Annuity Commencement Date?”. Please refer to Appendix III for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-862-6668.
Available Information
We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Highlights
How do I purchase this Contract?
This Contract is closed to new investors. In addition, as of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either Full or Partial). Subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase® Program or are part of certain retirement plans.
What type of sales charges apply?
You didn’t pay a sales charge when you purchased your Contract. We may charge you a CDSC when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.
The percentage used to calculate the CDSC is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	6%
2	6%
3	5%
4	5%
5	4%
6	3%

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7	2%
8 or more	0%
You won't be charged a CDSC on:

✓	The Annual Withdrawal Amount

✓	Premium Payments or earnings that have been in your Contract for more than seven years.

✓	Distributions made due to death

✓	Distributions under a program for substantially equal periodic payments made for your life or life expectancy

✓	Most payments we make to you as part of your Annuity Payout
Is there an Annual Maintenance Fee?
We deduct this $30 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.
What charges will I pay on an Annual Basis?
In addition to the Annual Maintenance Fee, you pay the following charges each year:

•	Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.

•	Annual Fund Operating Expenses — These are charges for the underlying Funds. See the Funds’ prospectuses for more complete information.

•	Optional Death Benefit Charge — This rider/option can no longer be elected or added after you purchase your Contract. The Optional Death Benefit adds new features to your Death Benefit calculation.
If you elected the Optional Death Benefit, we deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts.
If you elect the Annuity Commencement Date Deferral Option ("Deferral Option"), then upon the original Annuity Commencement Date, the Optional Death Benefit rider is terminated and the rider charge will no longer be assessed.
Charges and fees may have a significant impact on Contract Values and the investment performance of the Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.
Can I take out any of my money?
You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Life Annuity with Payments for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

➢	You may have to pay income tax on the money you take out and, if you Surrender before you are age 59½, you may have to pay a federal income tax penalty.

➢	You may have to pay a CDSC on the money you Surrender.
Will Talcott Resolution pay a Death Benefit?
There is a Death Benefit if the Contract Owner, joint Contract Owner or the Annuitant, if applicable, die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. This Death Benefit amount will remain invested in the Sub-Accounts and Fixed Accumulation Feature according to your last instructions and will fluctuate with the performance of the underlying Funds.
If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

•	The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

•	The Contract Value of your Contract, or

•	Your Maximum Anniversary Value, which is described below.
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

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If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit or optional Death Benefits apply. All optional Death Benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Optional Death Benefit — If you elected the Optional Death Benefit at an additional charge, the Death Benefit will be the greatest of:

➢	the total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

➢	the Contract Value of your Contract;

➢	you Maximum Anniversary Value; or

➢	your Interest Accumulation Value from the date your Optional Death Benefit is added to your Contract.
If you elected the Optional Death Benefit, you cannot cancel it.
What Annuity Payout Options are available?
When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with a Cash Refund, Life Annuity with 120, 180 or 240 Monthly Payments Certain, Joint and Last Survivor Life Annuity and Payments For a Designated Period. We may make other Annuity Payout Options available at any time.
You must begin to take payments by the Annuity Commencement Date, which is before the Annuitant’s 90th birthday or the end of the 10th Contract Year, whichever comes later. As of October 4, 2013, we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors. If you do not tell us what Annuity Payout Option you want before that time, we will pay you under the variable Life Annuity with 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 120 months.
On February 13, 2016, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section.
If you defer your Annuity Commencement Date, the Life Annuity with 120, 180, or 240 Monthly Payments Certain Annuity Payout Option will be referred to as the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option.
For Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments will be 60 months. For non-Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments will be 120 months.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 60 months. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 120 months.
Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

•	fixed dollar amount Automatic Annuity Payouts.

•	variable dollar amount Automatic Annuity Payouts, or

•	a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.
Can I defer my Annuity Commencement Date?
If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must receive at our Administrative Office the Annuity Commencement Date Deferral Option Form In Good Order during the Election Period. The Election Period begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date. The Deferral Option rider will become effective on the Annuity Commencement Date. For more information please see the section titled Annuity Commencement Date Deferral Option.

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General Contract Information
The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company. Our corporate offices are located in Windsor, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
The Company has primary responsibility for all administration of the Contracts and the Separate Accounts.  The Company has entered into a master services agreement with Cognizant Worldwide Limited (“Cognizant Worldwide”, 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD) whereby Cognizant Technology Solutions U.S. Corporation (“CTS US”) provides certain electronic data management services and business process outsourcing services with respect to the Contracts.  In addition, an administrator agreement was entered into by and between the Company and Cognizant Technology Solutions Services, LLC (“CTSS”, a subsidiary of CTS US) whereby CTSS provides administrative services to the Company for the covered lines of business/classes types of coverage CTSS is authorized to administer on behalf of the Company.
All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature is part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.

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The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. Please contact us to obtain a copy of the prospectuses for each Fund. Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix I for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to us. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. We expect to make a profit on the amount of the fees and

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payments that exceed our own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2019, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2019, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2019, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $89 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Separate Account’s inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any CDSC, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

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Fixed Accumulation Feature
Important Information You Should Know: This portion of the Prospectus relating to the Fixed Accumulation Feature is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate of not less than 3% per year, compounded annually. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis. For Contracts issued in the state of New York, the Fixed Accumulation Feature interest rates may vary from other states.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of your minimum guaranteed interest rate per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
The Contract
Purchases and Contract Value
What types of Contracts are available?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity contract. It was designed for retirement planning purposes and was available for purchased by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•
Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you are purchased the Contract for use in an IRA or other qualified retirement plan, you should have considered other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.
How do I purchase a Contract?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments of $1 million or more unless we provide prior approval. We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Premium Payments of $1

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million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:

•	if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more;

•	if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
How are Premium Payments applied to my Contract?
If we receive a subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive a subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payment.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
Description of Right to Cancel provision you had when you Purchased your Contract.
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

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The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distribution per share of each Fund at the end of the current Valuation Day divided by

•	The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•
Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No

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Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Abusive Transfer Policy (effective until July 1, 2007):
Regardless of the number of Sub-Account transfers you have done under the Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy.
We rely on the Funds to identify a pattern or frequency of Sub-Account transfers that the Fund wants us to investigate. Most often, the Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once a Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that Fund’s Sub-Account on the day or days identified by the Fund. We may share tax identification numbers and other shareholder identifying information contained in our records with Funds. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of our analysis to help make it more difficult for abusive traders to adjust their behavior to escape detection.

We consider some or all of the following factors:
✓ the dollar amount of the transfer;
✓ the total assets of the Funds involved in the transfer;
✓ the number of transfers completed in the current calendar quarter;
✓ whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies; or
✓ the frequent trading policies and procedures of a potentially affected Fund.
If you violate the Abusive Trading Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary. We do not differentiate between Contract Owners when enforcing this policy.

Fund Trading Policies (effective after July 1, 2007):
You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.

We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information.

Fund trading policies do not apply or may be limited. For instance:
✓ Certain types of financial intermediaries may not be required to provide us with shareholder information.
✓ “Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

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✓ A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
✓ Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub Account transfers.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers
During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).
Fixed Accumulation Feature Transfer Restrictions
Each Contract Year, unless you have elected the Deferral Option, you may transfer the greater of:

•
30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary; or

•	An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
These transfer restrictions do not include systematic transfers and Dollar Cost Averaging Programs.
If you elect the Deferral Option, there is an imposed limit of 20% of the Contract Value that may be allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you

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provide to us on the Annuity Commencement Date Deferral Option Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. You may transfer amounts from existing Funds to the Fixed Accumulation Feature until the total amount in the Fixed Accumulation Feature reaches a maximum of 20% of Contract Value. The Contract Value is calculated on the Valuation Day immediately before the transfer. No more than 20% of any subsequent Premium Payments may be allocated to the Fixed Accumulation Feature.
Whether or not you elect the Deferral Option, if any interest rate applicable to your Fixed Accumulation Feature renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount that would receive the reduced rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.
You must wait six months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program, you must wait six months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that date. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the close of the New York Stock Exchange on the day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge
The CDSC covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Investment Professionals and the cost of preparing sales literature and other promotional activities.
We may assess a CDSC when you request a full or partial Surrender. The CDSC is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own CDSC schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the CDSC will be when you Surrender. The amount assessed a CDSC will not exceed your total Premium Payments.
The percentage used to calculate the CDSC is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	6%
2	6%
3	5%

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4	5%
5	4%
6	3%
7	2%
8 or more	0%
Surrender Order — During the Contract Years when a CDSC applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount (which is equal to 10% of total Premium Payments) will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a CDSC.
Thereafter, Surrenders will be taken first from earnings, then from Premium Payments not subject to a CDSC, then from 10% of Premium Payments still subject to a CDSC and then from Premium Payments subject to a CDSC on a first-in-first-out basis.
The following Surrenders are NOT subject to a CDSC:

•
Each Premium Payment has its own schedule of CDSCs; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a CDSC. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your CDSC schedule.

Under the following situations, the CDSC is WAIVED:

•
Upon eligible confinement as described in the Waiver of Sales Charge Rider — For Contracts purchased on or after September 29, 1997, we will waive any CDSC applicable to a partial or full Surrender if you, the joint Contract Owner or the Annuitant, is confined for at least 180 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint Contract Owner or the Annuitant is confined when you purchase or upgrade the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Investment Professional or us to determine if it is available for you.

•
For Required Minimum Distributions — This allows Annuitants who are age 70½ or older and subject to Required minimum Distributions, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

•	On or after the Annuitant’s 90th birthday.

•
For disabled participants enrolled in a group unallocated, tax qualified retirement plan — With our approval and under certain conditions, participants who become disabled can receive Surrenders free of CDSC.

The following situations are NOT subject to a CDSC:

•	Upon death of the Annuitant, Contract Owner or joint Contract Owner — No CDSC will be deducted if the Annuitant, Contract Owner or joint Contract Owner dies.

•
Upon Annuitization — The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

•
For substantially equal periodic payments — We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel period.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

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•
Expense Risk — We also bear an expense risk that the CDSCs and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
When is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Charges Against the Funds
Annual Fund Operating Expenses — The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Optional Death Benefit Rider Charge
This rider/option can no longer be elected or added after you purchase your Contract. The Optional Death Benefit adds new features to your Death Benefit calculation.
If you elected the Optional Death Benefit Rider, we deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts.
If you elect the Deferral Option, then upon the original Annuity Commencement Date, the Optional Death Benefit rider is terminated and the rider charge will no longer be assessed.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to CDSCs, the mortality and expense risk charge, and the Annual Maintenance Fee, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

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Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay upon the death of the Contract Owner, joint Contract Owner or the Annuitant before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

•	The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

•	The Contract Value of your Contract; or

•	The Maximum Anniversary Value, which is described below.
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Optional Death Benefit
This rider/option can no longer be elected or added after you purchase your Contract.
You may have elected the Optional Death Benefit Rider for an additional charge. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.
The Interest Accumulation Value will be:

•	Your Contract Value on the date the Optional Death Benefit Rider is added;

•	Plus any Premium Payments made after the date the Optional Death Benefit Rider is added;

•	Minus any partial Surrenders taken after the Optional Death Benefit Rider was added:

•	Compounded daily at an annual rate of 5.0%
If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduced the Optional Death Benefit proportionally for any partial Surrenders.
On or after the deceased’s 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments or subtract any partial Surrenders.
The Optional Death Benefit is limited to a maximum of 200% of the Contract Value on the date the Optional Death Benefit Rider was added, plus 200% of any Premium Payments made since the addition of the Optional Death Benefit Rider less proportional adjustments for any Surrenders from that date.
For examples on how the Optional Death Benefit is calculated see “Appendix II”. The Optional Death Benefit Rider may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit Rider is not available in Washington or New York. Once you elect the Optional Death Benefit Rider, you cannot cancel it.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit or optional Death Benefits apply. All optional Death Benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable to us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each

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Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying CDSCs.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) Federal Tax Considerations in Appendix Tax for more information. If your Contract is qualified, please see "Information Regarding Tax-Qualified Plans" in "Appendix Tax" for additional information.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner’s death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal contract continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner’s spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If you elect the Optional Death Benefit Rider for an additional charge and the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death

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Benefit, if the Spouse had elected to receive the Death Benefit. This spousal continuation is available only once for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate.
If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the ...	and ...	and ...	then the ...
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	Death Benefit is paid to the Contract Owner and not the designated Beneficiary.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the ...	and ...	then the ...
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives a payout at death, if any.
Annuitant	The Annuitant is also the Contract Owner	Designated Beneficiary receives a payout at death, if any.
These are the most common Death Benefit scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options, including those that may not result in a payout at death, please see the section entitled “Annuity Payouts” and the “Death Benefit” section of your Contract. If you have questions about these and any other scenarios, please contact your Investment Professional or us.
Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.

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Both full and partial Surrenders are taken proportionally from the Sub-Accounts and the Fixed Accumulation Feature.
There are two restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

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The Contract must have a minimum Contract Value of $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms to us in good order. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
Full Surrenders after the Annuity Commencement Date — You may Surrender your Contract on or after the Annuity Commencement Date only if you selected variable dollar amount Annuity Payouts under the Payments For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders after the Annuity Commencement Date — Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with 120, 180 or 240 Monthly Payments Certain or the Payments for a Designated Period Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.
Both full and partial Surrenders are taken proportionally from the Sub-Accounts and the Fixed Accumulation Feature.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
Please check with your tax adviser because there could be adverse tax consequences for Partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do I request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.

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If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 59½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hard-ship; unemployment or retirement may still be subject to a penalty tax of 10%.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the “Federal Tax Considerations” section for more information.
Prior to age 59½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see Appendix Tax “Federal Tax Considerations” section for more information.
Annuity Commencement Date Deferral Option
Who is eligible to participate in the Deferral Option?
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity

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Commencement Date (“Election Period”), you may choose any of the available options. If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:

•	You have not elected the Deferral Option previously;

•	The Deferral Option has not been withdrawn by Talcott Resolution;

•
We have not received a death notification on the Contract. (In addition, if a death that triggers a Death Benefit under the Contract occurs before we process your request for the Deferral Option, you and your Beneficiary(ies) will not be eligible for the Deferral Option);

•	No death that triggers a Death Benefit under the Contract occurs before your Annuity Commencement Date;

•	Your beneficiaries have not elected a death benefit settlement option;

•	You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;

•	We have not previously received a separate full Surrender request from you;

•	The state in which your Contract was issued has approved the Deferral Option rider;

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We must receive your signed Annuity Commencement Date Deferral Option Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;

•	You must not be beyond your Annuity Commencement Date or have annuitized your Contract;

•	You must be a customer of a Financial Intermediary in accordance with our records;

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The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday except in New York and Pennsylvania, where the Annuity Commencement Date is the Annuitant's 90th birthday); and

•	During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
If, on the Annuity Commencement Date, you are not eligible to defer your Annuity Commencement Date to the Annuitant’s 100th birthday, your Contract will annuitize using the default annuitization option outlined in your Contract unless you have provided us with In Good Order instructions to the contrary.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, no changes will be made to your contract until the Annuity Commencement Date. On that date, the following changes will occur:

•	Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");

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The Death Benefit described in your Contract and any optional Death Benefit will be terminated and the new Death Benefit will be the Contract Value on the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;

•	If any optional Death Benefit is terminated based on your election to defer your Annuity Commencement Date the charge for the optional Death Benefit will no longer be assessed;

•	You may not transfer money into your Contract through a 1035 exchange, direct transfer or direct rollover unless the request to transfer money was received prior to the Election Period;

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There is an imposed limit of 20% of the Contract Value that may be allocated to the Fixed Accumulation Feature. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. You may transfer amounts from existing Funds to the Fixed Accumulation Feature until the total amount in the Fixed Accumulation Feature reaches a maximum of 20% of the Contract Value. The Contract Value is calculated on the Valuation Day immediately before the transfer. No more than 20% of any subsequent Premium Payments may be allocated to the Fixed Accumulation Feature;

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•
If there is a Dollar Cost Averaging Program already established from the Fixed Accumulation Feature it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the original Annuity Commencement Date; and

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The default annuitization option for Qualified Contracts is the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 60 months. The default annuitization option for non-Qualified Contracts is the Life Annuity with 60, 120, 180, or 240 Monthly Payment Certain Annuity Payout Option with period certain payments for 120 months. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.
You are not required to elect the Deferral Option and you do not need to take any action if you do not want to elect the Deferral Option.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
Please carefully review the Tax Considerations section of the prospectus for additional information.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations

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We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;

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It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;

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It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;

•	Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;

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Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value and the constraints on investments into the Fixed Accumulation Feature;

•	Whether you have other assets to meet your future income needs;

•	Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reverse any changes made to your Contract on the original Annuity Commencement Date;

•	In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;

•	The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;

•	Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;

•	If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and

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If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 60 months. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 120 months. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

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Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want to receive Annuity Payouts?

•	What is the Assumed Investment Return?

•	Do you want fixed dollar amount or variable dollar amount Annuity Payout?
Please check with your Investment Professional to select the Annuity Payout Option that best meets your income needs.
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
On February 13, 2016, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section.
If you defer your Annuity Commencement Date, the Life Annuity with 120, 180, or 240 Monthly Payments Certain Annuity Payout Option will be referred to as the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option.
For Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments will be 60 months. For non-Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments will be 120 months.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 60 months. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 120 months.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
1. When do you want Annuity Payouts to begin?
You selected an Annuity Commencement Date when you purchased your Contract or it can be selected at any time before you begin receiving Annuity Payouts. If the annuity reaches the maximum Annuity Commencement Date, which is generally the later of the 10th Contract Anniversary or the date the annuitant reaches age 90, (unless you choose the Deferral Option, described above) the Contract will automatically be annuitized. If you purchased your Contract in New York, you must begin Annuity Payouts before your Annuitant’s 91st birthday (unless you choose the Deferral Option, described above). If this Contract was issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant’s 100th birthday except in New York and Pennsylvania, where the Annuity Commencement Date is the Annuitant's 90th birthday.
If you elect the Deferral Option, you may defer your Annuity Commencement Date to the fifteenth day of any month before or including the month of the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the “Death Benefit” section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

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Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Life Annuity with 120, 180 or 240 Monthly Payments Certain
We make monthly Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for a minimum of 120, 180 or 240 months, as you elect. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Commuted Value as of the date of the Annuitant’s death will be paid in one sum to the Beneficiary.
If you elect the Deferral Option, then between your Annuity Commencement Date and your Deferred Annuity Commencement Date, the following section replaces Life Annuity with 120, 180 or 240 Monthly Payments Certain:
Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain
We make monthly Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for a minimum of 60, 120, 180 or 240 months, as you elect. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Commuted Value as of the date of the Annuitant’s death will be paid in one sum to the Beneficiary or your Beneficiary may continue the Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments For a Period Certain — We agree to make payments for a specified time. The minimum period that you can select is 5 years. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less that the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum.
Important Information:

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You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with 120, 180 or 240 Monthly Payments Certain, Joint and Last Survivor Life Annuity with Payments Certain, or Payments For Period Certain variable dollar amount Annuity Payout Option. A CDSC may be deducted.

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For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

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Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with 120 Monthly Payments Certain Annuity Payout Option. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an assumed investment return according to state law. For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with 60, 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 60 months.

3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

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•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.
4. What is the Assumed Investment Return?
The Assumed Investment Return is the investment return used to calculate variable Annuity Payouts. The Assumed Investment Return for your Annuity is 5%. The first Annuity Payout will be based upon a 5% Assumed Investment Return. The remaining Annuity Payouts will fluctuate based on the actual investment results of the Sub-Accounts.
5. Do you want Annuity Payouts to be Fixed-Dollar Amount or Variable-Dollar Amount?
You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs.
Fixed-Dollar Amount Annuity Payouts — Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payouts. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate. The annuity rate is set by us and is not less than the rate specified in the Fixed Payment Annuity tables in your Contract.
Variable-Dollar Amount Annuity Payouts — Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable-dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable), and,

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

•	the Assumed Investment Return
The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout. The Annuity Unit Factor for a 5% AIR is 0.999866.
Combination Annuity Payout — You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet you income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled “Can I transfer from one Sub-Account to another?” under the section entitled “The Contract.”
Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any

33

communication from us; your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® Program — InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program — The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a CDSC. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. The Automatic Income Program may change based on your instructions after your seventh Contract Year. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Please see Appendix Tax for more information regarding the tax consequences associated with your Contract.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix V for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•	Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

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•	Dollar Cost Averaging
We offer two dollar cost averaging programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Other Program Considerations

•	You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;

•	any Fund is liquidated — then your allocations will be directed to any available money market Fund; or
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

•
We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

•
Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.

•
Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

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•	These Programs may be adversely affected by Fund trading policies.
Other Information
Assignment — A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax advisor before assigning your Contract.
A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Speculative Investing — Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
How Contracts Are Sold — We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (“TDC”) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2019. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.
Core Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up” on Core): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent; and 2) employees and Investment Professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our products. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Investment Professionals according to a Financial Intermediary’s internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Upfront commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Investment Professional’s compensation. Under certain circumstances, your Investment Professional may be required to return all or a portion of the commissions paid.
Check with your Investment Professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Investment Professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Investment Professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Investment Professional’s (or their Financial Intermediary’s) compensation,

36

may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2019, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements:
Citigroup Global Markets, Inc., Edward D. Jones & Co., LLP, H.D. Vest Investment Services, LPL Financial Corporation, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), and UBS Financial Services, Inc. (CDSC only).
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
During 2019, we had arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2019, Additional Payments did not in the aggregate exceed approximately $5.4 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $3,000.
Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

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More Information
You may call your Investment Professional if you have any questions or write or call us at the address below:
Talcott Resolution Life Insurance Company
PO Box 14293
Lexington, KY 40512-4293
1-800-862-6662 (Contract Owners)
1-800-862-7155 (Investment Professionals)
Financial Statements
You can find financial statements for us and the Separate Account in the SAI. To receive a copy of the SAI free of charge, call your investment professional or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.

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Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

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Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

APP TAX-1

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.

a.	Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

APP TAX-2

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

APP TAX-3

d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

APP TAX-4

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such

APP TAX-5

regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.

APP TAX-6

G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
IMPORTANT INFORMATION REGARDING 2020 REQUIRED MINIMUM DISTRIBUTIONS:  On March 27, 2020 The Coronavirus Aid Relief and Economic Security (CARES) Act (the “Act”) became law.  The Act suspends, for 2020, Required Minimum Distribution (“RMD”) rules for most tax qualified retirement plans.  A more detailed discussion of the general RMD rules can be found below, but those rules are generally suspended for 2020.  The act also suspends RMDs for beneficiaries in 2020.
If you are enrolled in the automatic RMD program, we will continue to calculate your RMD for 2020 and will make that payment to you, unless you instruct us to do otherwise.
We recommend that you discuss the Act and your options with your investment advisor or tax professional.
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and

APP TAX-7

IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions (“RMDs”), as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

APP TAX-8

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a Traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full

APP TAX-9

year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($19,500 for 2020). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts

APP TAX-10

under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	for the birth or adoption of a child under Code Section 72(t)(2)(H);

(ix)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(x)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(xi)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xii)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xiii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

APP TAX-11

If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

(i)	the calendar year in which the individual attains:
(a) Age 70-1/2 for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or

(i)
Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply if an individual died prior to 2020 or in 2020 and subsequent years.

(i)	Individuals who died prior to 2020

(a)
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 701⁄2.

(b)
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.

(ii)	Individuals who die in 2020 and subsequent years

(a)
For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.

(b)	For all other beneficiaries the individual’s entire interest generally must be distributed within 10 years after the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In

APP TAX-12

the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover”

APP TAX-13

can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

APP TAX-14

Appendix I — The Funds

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	The Director Series VI and BB&T Director Series I	APP I - 2
2.	AmSouth Variable Annuity Series I	APP I - 4
3.	The Director Select Series I	APP I - 6
4.	The Director Choice Series I	APP I - 8

APP I-1

1. The Director Series VI and BB&T Director Series I:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Growth HLS Fund - Class IA (formerly Hartford Small/Mid Cap Equity HLS Fund)	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Healthcare HLS Fund - Class IA†	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP I-2

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford MidCap HLS Fund - Class IA†	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

†	Closed to new and subsequent Premium Payments and transfers of Contract Value.

APP I-3

2. AmSouth Variable Annuity Series I:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Growth HLS Fund - Class IA (formerly Hartford Small/Mid Cap Equity HLS Fund)	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Healthcare HLS Fund - Class IA†	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA†	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP I-4

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Pioneer Variable Contracts Trust
Pioneer Fund VCT Portfolio - Class II	Seeks reasonable income and capital growth	Amundi Pioneer Asset Management, Inc.

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

†	Closed to new and subsequent Premium Payments and transfers of Contract Value.

APP I-5

3. The Director Select Series I:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Growth HLS Fund - Class IA (formerly Hartford Small/Mid Cap Equity HLS Fund)	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Healthcare HLS Fund - Class IA†	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA†	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP I-6

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Wells Fargo Variable Trust Funds
Wells Fargo VT International Equity Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Omega Growth Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Opportunity Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

†	Closed to new and subsequent Premium Payments and transfers of Contract Value.

APP I-7

4. The Director Choice Series I:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
AB Variable Products Series Fund, Inc.
AB VPS Growth and Income Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Intermediate Bond Portfolio - Class B	Generate income and price appreciation without assuming what the Adviser considers undue risk	AllianceBernstein, L.P.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Growth HLS Fund - Class IA (formerly Hartford Small/Mid Cap Equity HLS Fund)	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Healthcare HLS Fund - Class IA†	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP I-8

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA†	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

†	Closed to new and subsequent Premium Payments and transfers of Contract Value.

APP I-9

Appendix II — Death Benefit — Examples
Example 1:
Assume you make a Premium Payment of $90,000. Assume your Maximum Anniversary Value is $95,000. Then your Contract Value on due proof of death is $102,000.
Your Maximum death benefit payable is the greatest of Total Premium Payments (adjusted for partial surrenders), Maximum Anniversary Value and Contract Value on due proof of death is $102,000.
Example 2:
Assume you make a Premium Payment of $90,000. Assume your Maximum Anniversary Value is $105,000. Then your Contract Value on due proof of death is $102,000.
Your Maximum death benefit payable is the greatest of Total Premium Payments (adjusted for partial surrenders), Maximum Anniversary Value and Contract Value on due proof of death is $105,000.
Example 3:
Assume you make a Premium Payment of $90,000. Assume your Maximum Anniversary Value is $105,000 on the second anniversary. During the third contract year you take a partial Surrender of $20,000.
Your Total Premium Payment is reduced by the amount of the partial surrender and is $70,000. Your Maximum Anniversary Value is reduced by the amount of the partial surrender and is $85,000.
You die prior to the third anniversary and your Contract Value on due proof of death is $82,000.
Your Maximum death benefit payable is the greatest of Total Premium Payouts (adjusted for withdrawals), Maximum Anniversary Value and Contract Value on due proof of death is $85,000.
Example 4
You elected the Optional Death Benefit rider
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000	Premium Payment
$5,000	Interest of 5%
$105,000	Interest Accumulation Value
If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$10,000	partial Surrender divided by
$108,000	Contract Value prior to Surrender equals
0.09259	multiplied by
$105,000	Interest Accumulation Value for a total of
$9,722	to be deducted from the Interest Accumulation Value equals
$95,278	the new Interest Accumulation Value
The adjusted Maximum Anniversary Value $108,000 minus $10,000 which equals $98,000.
The adjusted Total Premium Payments is $100,000 minus $10,000 which equals $90,000.
Your maximum death benefit is $98,000.
Example 5
You have elected the Optional Death Benefit
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000.00. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000	Premium Payment
$5,000	Interest of 5%
$105,000	Interest Accumulation Value
If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and

APP II-1

multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$10,000	partial Surrender divided by
$92,000	Contract Value prior to Surrender equals
0.10870	multiplied by
$105,000	Interest Accumulation Value for a total of
$11,413	to be deducted from the Interest Accumulation Value equals
$93,587	the new Interest Accumulation Value
The adjusted Maximum Anniversary Value $92,000 minus $10,000 which equals $82,000.
The adjusted Total Premium Payments is $100,000 minus $10,000 which equals $90,000.
Your maximum death benefit is $93,587.

APP II-2

Appendix III — Annuity Commencement Date Deferral Option — Examples
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.
This example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
Your Contract Value is $250,000.
Your investment (tax basis) in your Contract is $175,000.
Your Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether you elect variable payouts, fixed payouts or a combination of variable and fixed payouts. In addition, the exclusion ratio depends on factors including your investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on your life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the original Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•Your assumed net rate of return for this period;
•The amount that you would pay in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect your investment and taxes.
Total and taxable amounts if you choose to annuitize your Contract on your Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
You elect the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
Your annual payment is equal to $29,637. Based on these assumptions:
Your exclusion ratio is 0.5905 ($175,000 divided by ($29,637 times 10)).
The annual excludable amount is $17,500 ($29,637 times 0.5905). The annual taxable amount is $12,137.
After 10 years, you will receive total payments of $296,370 of which $121,370 is taxable.
Total and taxable amounts if you elect the Annuity Commencement Date Deferral Option and defer your Annuity Commencement Date to age 100:
This example assumes:
Your Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, your Contract Value at age 100 is $370,061.
If you die at age 100 and a Death Benefit is payable:
Your beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 ($370,061 minus $175,000) of the amount is taxable to the beneficiary.
If you annuitize at age 100 and elect the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
Your annual payment is equal to $43,870.
Based on this assumption:
Your exclusion ratio will be 0.3989 ($175,000 divided by ($43,870 times 10)).
Your annual excludable amount is $17,500 ($43,870 times 0.3989).
Your annual taxable amount is $26,370.
After 10 years, you will receive total payments of $438,700, of which $263,700 is taxable.

APP III-1

Appendix IV — Accumulation Unit Values
(For an Accumulation Unit outstanding throughout the period)
The following information should be read in conjunction with the financial statements for the Separate Account included in the SAI.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below reflect Accumulation Unit Values for both Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company and show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. A table showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits is shown in the SAI, which you may obtain free of charge by contacting us at 1-800-862-6668.

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APP IV-1

Talcott Resolution Life Insurance Company

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.926	$9.471	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.578	$8.926	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9,470	10,262	—	—	—	—	—	—	—	—
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$8.914	$9.468	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.545	$8.914	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	187	235	—	—	—	—	—	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.485	$9.066	$7.942	$7.584	$7.666	$7.070	$5.907	$5.340	$5.308	$4.793
Accumulation Unit Value at end of period	$10.289	$8.485	$9.066	$7.942	$7.584	$7.666	$7.070	$5.907	$5.340	$5.308
Number of Accumulation Units outstanding at end of period (in thousands)	43,579	49,493	56,241	63,903	73,775	84,740	101,149	120,552	143,056	170,323
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$8.238	$8.816	$7.735	$7.397	$7.488	$6.916	$5.788	$5.239	$5.216	$4.717
Accumulation Unit Value at end of period	$9.975	$8.238	$8.816	$7.735	$7.397	$7.488	$6.916	$5.788	$5.239	$5.216
Number of Accumulation Units outstanding at end of period (in thousands)	666	798	1,011	1,226	1,344	1,555	1,785	2,051	2,376	2,744
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.433	$25.502	$21.142	$20.288	$20.336	$19.190	$13.971	$11.955	$13.664	$11.876
Accumulation Unit Value at end of period	$30.381	$23.433	$25.502	$21.142	$20.288	$20.336	$19.190	$13.971	$11.955	$13.664
Number of Accumulation Units outstanding at end of period (in thousands)	24,030	27,503	31,278	34,880	40,151	45,768	53,177	63,564	75,582	89,112
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$22.752	$24.798	$20.589	$19.787	$19.864	$18.772	$13.688	$11.730	$13.427	$11.687
Accumulation Unit Value at end of period	$29.454	$22.752	$24.798	$20.589	$19.787	$19.864	$18.772	$13.688	$11.730	$13.427
Number of Accumulation Units outstanding at end of period (in thousands)	400	465	549	653	737	850	991	1,152	1,343	1,613
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.029	$3.130	$2.599	$2.489	$2.359	$2.056	$1.533	$1.320	$1.321	$1.173
Accumulation Unit Value at end of period	$4.013	$3.029	$3.130	$2.599	$2.489	$2.359	$2.056	$1.533	$1.320	$1.321
Number of Accumulation Units outstanding at end of period (in thousands)	6,929	7,889	8,881	9,740	10,609	11,467	13,200	15,860	18,279	21,772
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.941	$3.043	$2.532	$2.427	$2.304	$2.011	$1.502	$1.295	$1.298	$1.154
Accumulation Unit Value at end of period	$3.890	$2.941	$3.043	$2.532	$2.427	$2.304	$2.011	$1.502	$1.295	$1.298
Number of Accumulation Units outstanding at end of period (in thousands)	265	344	502	610	696	730	878	981	1,054	1,208
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.581	$8.108	$6.937	$6.114	$6.263	$5.614	$4.309	$3.841	$3.839	$3.434
Accumulation Unit Value at end of period	$9.629	$7.581	$8.108	$6.937	$6.114	$6.263	$5.614	$4.309	$3.841	$3.839
Number of Accumulation Units outstanding at end of period (in thousands)	27,916	32,050	36,929	41,641	47,265	54,733	64,386	77,460	92,546	107,093
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$7.361	$7.884	$6.755	$5.963	$6.118	$5.492	$4.222	$3.769	$3.773	$3.379
Accumulation Unit Value at end of period	$9.335	$7.361	$7.884	$6.755	$5.963	$6.118	$5.492	$4.222	$3.769	$3.773
Number of Accumulation Units outstanding at end of period (in thousands)	553	677	899	1,072	1,165	1,390	1,593	1,721	1,910	2,252

APP IV-2

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.643	$3.835	$2.926	$2.906	$2.724	$2.582	$1.919	$1.574	$1.851	$1.641
Accumulation Unit Value at end of period	$4.772	$3.643	$3.835	$2.926	$2.906	$2.724	$2.582	$1.919	$1.574	$1.851
Number of Accumulation Units outstanding at end of period (in thousands)	8,277	9,478	10,812	11,248	13,483	14,562	13,504	16,371	19,224	22,865
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$3.537	$3.729	$2.849	$2.834	$2.660	$2.526	$1.880	$1.545	$1.819	$1.615
Accumulation Unit Value at end of period	$4.626	$3.537	$3.729	$2.849	$2.834	$2.660	$2.526	$1.880	$1.545	$1.819
Number of Accumulation Units outstanding at end of period (in thousands)	248	317	371	433	557	593	578	857	907	1,082
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.872	$3.901	$3.028	$3.081	$2.792	$2.477	$1.848	$1.475	$1.639	$1.411
Accumulation Unit Value at end of period	$4.998	$3.872	$3.901	$3.028	$3.081	$2.792	$2.477	$1.848	$1.475	$1.639
Number of Accumulation Units outstanding at end of period (in thousands)	9,831	11,464	12,202	13,010	15,880	16,753	11,996	14,175	16,188	18,469
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$3.777	$3.810	$2.962	$3.018	$2.739	$2.434	$1.818	$1.453	$1.617	$1.395
Accumulation Unit Value at end of period	$4.867	$3.777	$3.810	$2.962	$3.018	$2.739	$2.434	$1.818	$1.453	$1.617
Number of Accumulation Units outstanding at end of period (in thousands)	188	296	353	422	500	534	418	399	340	361
Hartford Healthcare HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.019	$6.262	$5.186	$5.732	$5.127	$4.075	$2.718	$2.281	$2.128	$2.012
Accumulation Unit Value at end of period	$7.962	$6.019	$6.262	$5.186	$5.732	$5.127	$4.075	$2.718	$2.281	$2.128
Number of Accumulation Units outstanding at end of period (in thousands)	2,168	2,515	2,927	3,258	3,601	4,094	4,885	5,770	7,059	8,756
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$5.853	$6.098	$5.058	$5.599	$5.016	$3.993	$2.666	$2.242	$2.094	$1.983
Accumulation Unit Value at end of period	$7.731	$5.853	$6.098	$5.058	$5.599	$5.016	$3.993	$2.666	$2.242	$2.094
Number of Accumulation Units outstanding at end of period (in thousands)	127	149	193	219	244	253	322	356	412	526
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.441	$2.560	$2.409	$2.135	$2.259	$2.230	$2.122	$1.879	$1.818	$1.585
Accumulation Unit Value at end of period	$2.774	$2.441	$2.560	$2.409	$2.135	$2.259	$2.230	$2.122	$1.879	$1.818
Number of Accumulation Units outstanding at end of period (in thousands)	6,239	7,077	8,258	9,394	10,124	12,333	15,397	19,588	21,503	24,597
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.370	$2.489	$2.346	$2.082	$2.207	$2.181	$2.079	$1.844	$1.786	$1.559
Accumulation Unit Value at end of period	$2.689	$2.370	$2.489	$2.346	$2.082	$2.207	$2.181	$2.079	$1.844	$1.786
Number of Accumulation Units outstanding at end of period (in thousands)	274	311	400	718	779	875	953	1,359	1,299	1,701
APP IV-3

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.160	$3.938	$3.184	$3.184	$3.165	$3.334	$2.777	$2.339	$2.754	$2.435
Accumulation Unit Value at end of period	$3.946	$3.160	$3.938	$3.184	$3.184	$3.165	$3.334	$2.777	$2.339	$2.754
Number of Accumulation Units outstanding at end of period (in thousands)	19,195	21,719	24,376	26,999	30,796	34,979	40,589	48,599	58,160	69,189
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$3.068	$3.830	$3.101	$3.105	$3.091	$3.261	$2.721	$2.295	$2.706	$2.397
Accumulation Unit Value at end of period	$3.825	$3.068	$3.830	$3.101	$3.105	$3.091	$3.261	$2.721	$2.295	$2.706
Number of Accumulation Units outstanding at end of period (in thousands)	349	485	655	787	890	881	935	1,095	1,225	1,519
Hartford MidCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.879	$20.128	$17.812	$15.483	$16.457	$15.837	$11.662	$10.191	$10.437	$8.399
Accumulation Unit Value at end of period	$24.683	$17.879	$20.128	$17.812	$15.483	$16.457	$15.837	$11.662	$10.191	$10.437
Number of Accumulation Units outstanding at end of period (in thousands)	409	410	488	656	494	552	683	737	919	1,169
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$17.591	$19.833	$17.577	$15.302	$16.289	$15.699	$11.577	$10.132	$10.393	$8.376
Accumulation Unit Value at end of period	$24.248	$17.591	$19.833	$17.577	$15.302	$16.289	$15.699	$11.577	$10.132	$10.393
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	19	19	20	21	27	21	26	37
Hartford MidCap HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.515	$10.409	$8.468	$7.658	$7.632	$6.939	$5.025	$4.260	$4.685	$3.843
Accumulation Unit Value at end of period	$12.485	$9.515	$10.409	$8.468	$7.658	$7.632	$6.939	$5.025	$4.260	$4.685
Number of Accumulation Units outstanding at end of period (in thousands)	10,443	11,926	13,482	15,367	17,471	19,917	23,242	27,663	32,992	39,419
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$9.238	$10.122	$8.247	$7.468	$7.455	$6.788	$4.923	$4.180	$4.603	$3.782
Accumulation Unit Value at end of period	$12.103	$9.238	$10.122	$8.247	$7.468	$7.455	$6.788	$4.923	$4.180	$4.603
Number of Accumulation Units outstanding at end of period (in thousands)	393	441	513	568	642	743	897	1,033	1,246	1,533
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.976	$3.527	$3.148	$2.825	$2.896	$2.710	$2.037	$1.650	$1.828	$1.484
Accumulation Unit Value at end of period	$3.856	$2.976	$3.527	$3.148	$2.825	$2.896	$2.710	$2.037	$1.650	$1.828
Number of Accumulation Units outstanding at end of period (in thousands)	9,452	10,794	12,116	13,740	15,465	17,387	19,824	22,833	26,734	31,726
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.898	$3.440	$3.074	$2.764	$2.837	$2.658	$2.001	$1.624	$1.801	$1.465
Accumulation Unit Value at end of period	$3.749	$2.898	$3.440	$3.074	$2.764	$2.837	$2.658	$2.001	$1.624	$1.801
Number of Accumulation Units outstanding at end of period (in thousands)	266	332	416	455	483	632	738	839	901	1,048
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.016	$3.459	$2.917	$2.628	$2.676	$2.560	$1.790	$1.544	$1.541	$1.143
Accumulation Unit Value at end of period	$4.046	$3.016	$3.459	$2.917	$2.628	$2.676	$2.560	$1.790	$1.544	$1.541
Number of Accumulation Units outstanding at end of period (in thousands)	4,105	4,473	4,970	5,372	5,986	7,144	8,976	9,211	11,762	13,521
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.942	$3.379	$2.853	$2.575	$2.626	$2.516	$1.761	$1.521	$1.521	$1.130
Accumulation Unit Value at end of period	$3.940	$2.942	$3.379	$2.853	$2.575	$2.626	$2.516	$1.761	$1.521	$1.521
Number of Accumulation Units outstanding at end of period (in thousands)	108	141	178	202	233	289	352	438	434	517

APP IV-4

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.725	$4.996	$4.003	$3.972	$4.382	$4.144	$2.907	$2.545	$2.667	$2.175
Accumulation Unit Value at end of period	$6.393	$4.725	$4.996	$4.003	$3.972	$4.382	$4.144	$2.907	$2.545	$2.667
Number of Accumulation Units outstanding at end of period (in thousands)	8,337	9,467	10,920	11,757	13,459	15,124	17,509	21,338	25,306	29,587
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$4.588	$4.858	$3.899	$3.874	$4.281	$4.054	$2.848	$2.497	$2.621	$2.141
Accumulation Unit Value at end of period	$6.198	$4.588	$4.858	$3.899	$3.874	$4.281	$4.054	$2.848	$2.497	$2.621
Number of Accumulation Units outstanding at end of period (in thousands)	281	321	366	392	460	503	578	723	818	970
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.464	$12.639	$10.678	$10.066	$9.921	$9.025	$6.910	$6.117	$6.263	$5.524
Accumulation Unit Value at end of period	$16.152	$12.464	$12.639	$10.678	$10.066	$9.921	$9.025	$6.910	$6.117	$6.263
Number of Accumulation Units outstanding at end of period (in thousands)	19,857	22,513	25,686	28,999	32,555	36,776	43,503	51,448	60,616	71,316
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$12.101	$12.290	$10.399	$9.818	$9.690	$8.829	$6.770	$6.002	$6.154	$5.436
Accumulation Unit Value at end of period	$15.659	$12.101	$12.290	$10.399	$9.818	$9.690	$8.829	$6.770	$6.002	$6.154
Number of Accumulation Units outstanding at end of period (in thousands)	426	486	559	612	708	798	931	1,025	1,231	1,437
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.353	$4.444	$4.279	$4.147	$4.224	$4.039	$4.146	$3.904	$3.695	$3.480
Accumulation Unit Value at end of period	$4.757	$4.353	$4.444	$4.279	$4.147	$4.224	$4.039	$4.146	$3.904	$3.695
Number of Accumulation Units outstanding at end of period (in thousands)	20,786	22,712	24,847	27,078	30,761	35,536	41,394	52,669	60,468	69,740
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$4.227	$4.321	$4.167	$4.044	$4.125	$3.951	$4.062	$3.831	$3.631	$3.425
Accumulation Unit Value at end of period	$4.612	$4.227	$4.321	$4.167	$4.044	$4.125	$3.951	$4.062	$3.831	$3.631
Number of Accumulation Units outstanding at end of period (in thousands)	463	546	827	918	1,011	1,176	1,334	1,779	1,988	2,382
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.246	$1.251	$1.251	$1.247	$1.243	$1.224	$1.261	$1.231	$1.189	$1.160
Accumulation Unit Value at end of period	$1.295	$1.246	$1.251	$1.251	$1.247	$1.243	$1.224	$1.261	$1.231	$1.189
Number of Accumulation Units outstanding at end of period (in thousands)	20,159	22,495	25,151	28,019	31,669	35,616	42,640	54,228	63,613	75,317
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$1.215	$1.222	$1.223	$1.222	$1.220	$1.203	$1.241	$1.214	$1.174	$1.147
Accumulation Unit Value at end of period	$1.261	$1.215	$1.222	$1.223	$1.222	$1.220	$1.203	$1.241	$1.214	$1.174
Number of Accumulation Units outstanding at end of period (in thousands)	436	534	741	1,084	1,242	1,735	1,643	2,281	3,221	2,542

APP IV-5

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.912	$1.906	$1.910	$1.916	$1.938	$1.960	$1.985	$2.010	$2.035	$2.060
Accumulation Unit Value at end of period	$1.941	$1.912	$1.906	$1.910	$1.916	$1.938	$1.960	$1.985	$2.010	$2.035
Number of Accumulation Units outstanding at end of period (in thousands)	11,677	13,112	14,560	16,471	18,714	21,823	30,278	37,059	47,022	54,713
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$1.856	$1.853	$1.860	$1.869	$1.893	$1.917	$1.944	$1.972	$2.000	$2.028
Accumulation Unit Value at end of period	$1.882	$1.856	$1.853	$1.860	$1.869	$1.893	$1.917	$1.944	$1.972	$2.000
Number of Accumulation Units outstanding at end of period (in thousands)	1,294	1,384	1,487	1,581	1,621	1,689	1,727	1,185	1,434	1,667
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.316	$2.611	$2.291	$2.040	$2.131	$1.938	$1.487	$1.287	$1.329	$1.174
Accumulation Unit Value at end of period	$2.922	$2.316	$2.611	$2.291	$2.040	$2.131	$1.938	$1.487	$1.287	$1.329
Number of Accumulation Units outstanding at end of period (in thousands)	10,313	12,066	13,359	14,962	16,673	19,322	23,693	28,727	34,991	44,033
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.256	$2.547	$2.237	$1.996	$2.088	$1.901	$1.461	$1.267	$1.310	$1.159
Accumulation Unit Value at end of period	$2.841	$2.256	$2.547	$2.237	$1.996	$2.088	$1.901	$1.461	$1.267	$1.310
Number of Accumulation Units outstanding at end of period (in thousands)	356	459	556	703	763	834	937	941	1,139	1,431
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.536	$9.509	$9.575	$9.686	$9.807	$9.929	$9.985	$—	$—	$—
Accumulation Unit Value at end of period	$9.597	$9.536	$9.509	$9.575	$9.686	$9.807	$9.929	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,445	1,800	1,535	2,309	1,205	1,019	701	—	—	—
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$9.457	$9.444	$9.523	$9.648	$9.783	$9.920	$9.983	$—	$—	$—
Accumulation Unit Value at end of period	$9.502	$9.457	$9.444	$9.523	$9.648	$9.783	$9.920	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	132	28	29	34	17	20	—	—	—	—
(a) Inception date April 20, 2018.

APP IV-6

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Pioneer Fund VCT Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.020	$2.082	$1.737	$1.605	$1.631	$1.491	$1.135	$1.045	$1.109	$0.970
Accumulation Unit Value at end of period	$2.614	$2.020	$2.082	$1.737	$1.605	$1.631	$1.491	$1.135	$1.045	$1.109
Number of Accumulation Units outstanding at end of period (in thousands)	1,328	1,536	1,791	1,979	2,300	2,929	3,588	4,526	5,648	6,711
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$1.980	$2.044	$1.708	$1.580	$1.608	$1.472	$1.123	$1.035	$1.100	$0.964
Accumulation Unit Value at end of period	$2.559	$1.980	$2.044	$1.708	$1.580	$1.608	$1.472	$1.123	$1.035	$1.100
Number of Accumulation Units outstanding at end of period (in thousands)	238	342	401	480	482	548	607	825	1,045	1,266
Wells Fargo VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.945	$2.368	$1.921	$1.884	$1.864	$1.994	$1.683	$1.499	$1.741	$—
Accumulation Unit Value at end of period	$2.218	$1.945	$2.368	$1.921	$1.884	$1.864	$1.994	$1.683	$1.499	$—
Number of Accumulation Units outstanding at end of period (in thousands)	879	940	1,070	1,144	1,292	1,382	1,631	1,917	2,123	—
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$1.888	$2.303	$1.870	$1.837	$1.821	$1.950	$1.649	$1.471	$1.710	$—
Accumulation Unit Value at end of period	$2.150	$1.888	$2.303	$1.870	$1.837	$1.821	$1.950	$1.649	$1.471	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	56	74	77	88	90	132	169	176	—
Wells Fargo VT Omega Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.390	$2.408	$1.807	$1.816	$1.809	$1.760	$1.271	$1.066	$1.140	$0.964
Accumulation Unit Value at end of period	$3.243	$2.390	$2.408	$1.807	$1.816	$1.809	$1.760	$1.271	$1.066	$1.140
Number of Accumulation Units outstanding at end of period (in thousands)	323	364	326	348	404	634	747	916	1,122	1,165
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.323	$2.344	$1.761	$1.773	$1.769	$1.723	$1.246	$1.047	$1.122	$0.949
Accumulation Unit Value at end of period	$3.148	$2.323	$2.344	$1.761	$1.773	$1.769	$1.723	$1.246	$1.047	$1.122
Number of Accumulation Units outstanding at end of period (in thousands)	22	50	142	142	143	144	168	229	296	369
Wells Fargo VT Opportunity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.819	$21.562	$18.085	$16.275	$16.963	$15.516	$11.993	$10.487	$10.000	$—
Accumulation Unit Value at end of period	$25.799	$19.819	$21.562	$18.085	$16.275	$16.963	$15.516	$11.993	$10.487	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	65	73	101	174	186	199	218	261	—
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$19.602	$21.358	$17.941	$16.169	$16.878	$15.461	$11.969	$10.482	$10.000	$—
Accumulation Unit Value at end of period	$25.479	$19.602	$21.358	$17.941	$16.169	$16.878	$15.461	$11.969	$10.482	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	3	3	4	4	4	—
Wells Fargo VT Small Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.876	$23.825	$19.126	$17.915	$18.631	$19.186	$12.904	$12.085	$12.793	$10.000
Accumulation Unit Value at end of period	$29.549	$23.876	$23.825	$19.126	$17.915	$18.631	$19.186	$12.904	$12.085	$12.793
Number of Accumulation Units outstanding at end of period (in thousands)	28	41	46	72	91	111	131	152	175	211
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$23.576	$23.561	$18.941	$17.769	$18.507	$19.087	$12.856	$12.059	$12.784	$10.000
Accumulation Unit Value at end of period	$29.133	$23.576	$23.561	$18.941	$17.769	$18.507	$19.087	$12.856	$12.059	$12.784
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	2	2	2	2	6	4	6	5

APP IV-7

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
AB VPS Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.385	$2.565	$2.190	$1.996	$1.993	$1.847	$1.389	$1.200	$1.145	$1.028
Accumulation Unit Value at end of period	$2.911	$2.385	$2.565	$2.190	$1.996	$1.993	$1.847	$1.389	$1.200	$1.145
Number of Accumulation Units outstanding at end of period (in thousands)	201	210	281	330	431	579	687	701	928	1,120
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.316	$2.494	$2.133	$1.947	$1.947	$1.806	$1.361	$1.177	$1.125	$1.012
Accumulation Unit Value at end of period	$2.823	$2.316	$2.494	$2.133	$1.947	$1.947	$1.806	$1.361	$1.177	$1.125
Number of Accumulation Units outstanding at end of period (in thousands)	—	44	44	44	44	44	72	72	72	60
AB VPS Intermediate Bond Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.122	$13.423	$13.161	$12.770	$12.954	$12.349	$12.804	$12.255	$11.664	$10.843
Accumulation Unit Value at end of period	$13.995	$13.122	$13.423	$13.161	$12.770	$12.954	$12.349	$12.804	$12.255	$11.664
Number of Accumulation Units outstanding at end of period (in thousands)	59	63	78	68	130	149	104	118	128	158
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$12.911	$13.227	$12.989	$12.622	$12.823	$12.243	$12.712	$12.185	$11.616	$10.814
Accumulation Unit Value at end of period	$13.750	$12.911	$13.227	$12.989	$12.622	$12.823	$12.243	$12.712	$12.185	$11.616
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	6	6	6	6	8	7	7	5
Talcott Resolution Life and Annuity Insurance Company

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.926	$9.471	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.578	$8.926	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10,186	11,250	—	—	—	—	—	—	—	—
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$8.914	$9.468	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.545	$8.914	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	241	258	—	—	—	—	—	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.485	$9.066	$7.942	$7.584	$7.666	$7.070	$5.907	$5.340	$5.308	$4.793
Accumulation Unit Value at end of period	$10.289	$8.485	$9.066	$7.942	$7.584	$7.666	$7.070	$5.907	$5.340	$5.308
Number of Accumulation Units outstanding at end of period (in thousands)	56,099	62,991	71,155	80,085	91,956	107,757	134,585	164,083	197,494	235,109
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$8.238	$8.816	$7.735	$7.397	$7.488	$6.916	$5.788	$5.239	$5.216	$4.717
Accumulation Unit Value at end of period	$9.975	$8.238	$8.816	$7.735	$7.397	$7.488	$6.916	$5.788	$5.239	$5.216
Number of Accumulation Units outstanding at end of period (in thousands)	1,451	1,617	1,871	2,075	2,367	2,785	3,244	3,878	4,563	5,306

APP IV-8

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.433	$25.502	$21.142	$20.288	$20.336	$19.190	$13.971	$11.955	$13.664	$11.876
Accumulation Unit Value at end of period	$30.381	$23.433	$25.502	$21.142	$20.288	$20.336	$19.190	$13.971	$11.955	$13.664
Number of Accumulation Units outstanding at end of period (in thousands)	32,334	36,576	41,491	47,329	54,292	62,438	75,527	92,581	112,288	133,495
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$22.752	$24.798	$20.589	$19.787	$19.864	$18.772	$13.688	$11.730	$13.427	$11.687
Accumulation Unit Value at end of period	$29.454	$22.752	$24.798	$20.589	$19.787	$19.864	$18.772	$13.688	$11.730	$13.427
Number of Accumulation Units outstanding at end of period (in thousands)	698	853	998	1,133	1,327	1,577	1,924	2,271	2,658	3,141
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.029	$3.130	$2.599	$2.489	$2.359	$2.056	$1.533	$1.320	$1.321	$1.173
Accumulation Unit Value at end of period	$4.013	$3.029	$3.130	$2.599	$2.489	$2.359	$2.056	$1.533	$1.320	$1.321
Number of Accumulation Units outstanding at end of period (in thousands)	14,207	15,789	17,555	19,883	22,115	24,892	29,878	37,155	44,113	52,474
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.941	$3.043	$2.532	$2.427	$2.304	$2.011	$1.502	$1.295	$1.298	$1.154
Accumulation Unit Value at end of period	$3.890	$2.941	$3.043	$2.532	$2.427	$2.304	$2.011	$1.502	$1.295	$1.298
Number of Accumulation Units outstanding at end of period (in thousands)	895	1,059	1,168	1,317	1,697	2,071	2,522	2,982	3,248	3,766
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.581	$8.108	$6.937	$6.114	$6.263	$5.614	$4.309	$3.841	$3.839	$3.434
Accumulation Unit Value at end of period	$9.629	$7.581	$8.108	$6.937	$6.114	$6.263	$5.614	$4.309	$3.841	$3.839
Number of Accumulation Units outstanding at end of period (in thousands)	58,421	66,490	75,862	86,444	98,384	115,081	141,367	174,032	209,332	243,707
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$7.361	$7.884	$6.755	$5.963	$6.118	$5.492	$4.222	$3.769	$3.773	$3.379
Accumulation Unit Value at end of period	$9.335	$7.361	$7.884	$6.755	$5.963	$6.118	$5.492	$4.222	$3.769	$3.773
Number of Accumulation Units outstanding at end of period (in thousands)	1,295	1,565	1,968	2,262	2,608	3,062	3,836	4,587	5,231	5,938
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.643	$3.835	$2.926	$2.906	$2.724	$2.582	$1.919	$1.574	$1.851	$1.641
Accumulation Unit Value at end of period	$4.772	$3.643	$3.835	$2.926	$2.906	$2.724	$2.582	$1.919	$1.574	$1.851
Number of Accumulation Units outstanding at end of period (in thousands)	15,258	17,058	19,057	20,287	23,249	25,371	25,264	30,953	38,021	45,739
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$3.537	$3.729	$2.849	$2.834	$2.660	$2.526	$1.880	$1.545	$1.819	$1.615
Accumulation Unit Value at end of period	$4.626	$3.537	$3.729	$2.849	$2.834	$2.660	$2.526	$1.880	$1.545	$1.819
Number of Accumulation Units outstanding at end of period (in thousands)	630	714	826	940	1,230	1,400	1,373	1,663	1,869	2,262
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.872	$3.901	$3.028	$3.081	$2.792	$2.477	$1.848	$1.475	$1.639	$1.411
Accumulation Unit Value at end of period	$4.998	$3.872	$3.901	$3.028	$3.081	$2.792	$2.477	$1.848	$1.475	$1.639
Number of Accumulation Units outstanding at end of period (in thousands)	14,643	16,722	18,226	19,439	23,406	23,907	17,422	21,972	24,543	28,679
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$3.777	$3.810	$2.962	$3.018	$2.739	$2.434	$1.818	$1.453	$1.617	$1.395
Accumulation Unit Value at end of period	$4.867	$3.777	$3.810	$2.962	$3.018	$2.739	$2.434	$1.818	$1.453	$1.617
Number of Accumulation Units outstanding at end of period (in thousands)	432	472	553	636	1,084	1,146	696	811	863	972
APP IV-9

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford Healthcare HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.019	$6.262	$5.186	$5.732	$5.127	$4.075	$2.718	$2.281	$2.128	$2.012
Accumulation Unit Value at end of period	$7.962	$6.019	$6.262	$5.186	$5.732	$5.127	$4.075	$2.718	$2.281	$2.128
Number of Accumulation Units outstanding at end of period (in thousands)	3,409	3,977	4,381	4,846	5,424	6,141	7,384	8,973	11,066	13,395
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$5.853	$6.098	$5.058	$5.599	$5.016	$3.993	$2.666	$2.242	$2.094	$1.983
Accumulation Unit Value at end of period	$7.731	$5.853	$6.098	$5.058	$5.599	$5.016	$3.993	$2.666	$2.242	$2.094
Number of Accumulation Units outstanding at end of period (in thousands)	149	159	220	228	283	298	375	452	739	884
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.441	$2.560	$2.409	$2.135	$2.259	$2.230	$2.122	$1.879	$1.818	$1.585
Accumulation Unit Value at end of period	$2.774	$2.441	$2.560	$2.409	$2.135	$2.259	$2.230	$2.122	$1.879	$1.818
Number of Accumulation Units outstanding at end of period (in thousands)	11,560	13,100	14,967	16,294	18,788	22,707	27,561	34,283	37,689	43,700
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.370	$2.489	$2.346	$2.082	$2.207	$2.181	$2.079	$1.844	$1.786	$1.559
Accumulation Unit Value at end of period	$2.689	$2.370	$2.489	$2.346	$2.082	$2.207	$2.181	$2.079	$1.844	$1.786
Number of Accumulation Units outstanding at end of period (in thousands)	533	687	797	909	1,023	1,147	1,401	1,681	1,800	2,179
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.160	$3.938	$3.184	$3.184	$3.165	$3.334	$2.777	$2.339	$2.754	$2.435
Accumulation Unit Value at end of period	$3.946	$3.160	$3.938	$3.184	$3.184	$3.165	$3.334	$2.777	$2.339	$2.754
Number of Accumulation Units outstanding at end of period (in thousands)	32,781	36,572	40,568	44,505	50,687	57,078	67,641	81,468	98,852	119,667
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$3.068	$3.830	$3.101	$3.105	$3.091	$3.261	$2.721	$2.295	$2.706	$2.397
Accumulation Unit Value at end of period	$3.825	$3.068	$3.830	$3.101	$3.105	$3.091	$3.261	$2.721	$2.295	$2.706
Number of Accumulation Units outstanding at end of period (in thousands)	778	890	995	1,071	1,325	1,498	1,730	2,030	2,427	2,973
Hartford MidCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.879	$20.128	$17.812	$15.483	$16.457	$15.837	$11.662	$10.191	$10.437	$8.399
Accumulation Unit Value at end of period	$24.683	$17.879	$20.128	$17.812	$15.483	$16.457	$15.837	$11.662	$10.191	$10.437
Number of Accumulation Units outstanding at end of period (in thousands)	666	647	734	838	848	1,003	1,277	1,439	1,865	2,306
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$17.591	$19.833	$17.577	$15.302	$16.289	$15.699	$11.577	$10.132	$10.393	$8.376
Accumulation Unit Value at end of period	$24.248	$17.591	$19.833	$17.577	$15.302	$16.289	$15.699	$11.577	$10.132	$10.393
Number of Accumulation Units outstanding at end of period (in thousands)	15	14	19	31	25	27	43	47	51	63

APP IV-10

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford MidCap HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.515	$10.409	$8.468	$7.658	$7.632	$6.939	$5.025	$4.260	$4.685	$3.843
Accumulation Unit Value at end of period	$12.485	$9.515	$10.409	$8.468	$7.658	$7.632	$6.939	$5.025	$4.260	$4.685
Number of Accumulation Units outstanding at end of period (in thousands)	15,732	17,888	20,181	22,992	25,868	29,550	34,948	43,043	52,779	63,698
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$9.238	$10.122	$8.247	$7.468	$7.455	$6.788	$4.923	$4.180	$4.603	$3.782
Accumulation Unit Value at end of period	$12.103	$9.238	$10.122	$8.247	$7.468	$7.455	$6.788	$4.923	$4.180	$4.603
Number of Accumulation Units outstanding at end of period (in thousands)	648	743	826	988	1,222	1,447	1,674	1,983	2,286	2,728
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.976	$3.527	$3.148	$2.825	$2.896	$2.710	$2.037	$1.650	$1.828	$1.484
Accumulation Unit Value at end of period	$3.856	$2.976	$3.527	$3.148	$2.825	$2.896	$2.710	$2.037	$1.650	$1.828
Number of Accumulation Units outstanding at end of period (in thousands)	14,352	16,106	18,162	20,714	23,011	26,115	30,877	35,948	43,671	51,959
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.898	$3.440	$3.074	$2.764	$2.837	$2.658	$2.001	$1.624	$1.801	$1.465
Accumulation Unit Value at end of period	$3.749	$2.898	$3.440	$3.074	$2.764	$2.837	$2.658	$2.001	$1.624	$1.801
Number of Accumulation Units outstanding at end of period (in thousands)	493	549	719	828	1,015	1,205	1,492	1,729	2,161	2,607
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.016	$3.459	$2.917	$2.628	$2.676	$2.560	$1.790	$1.544	$1.541	$1.143
Accumulation Unit Value at end of period	$4.046	$3.016	$3.459	$2.917	$2.628	$2.676	$2.560	$1.790	$1.544	$1.541
Number of Accumulation Units outstanding at end of period (in thousands)	6,284	6,834	7,015	8,165	9,436	10,939	13,958	15,165	19,000	20,404
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.942	$3.379	$2.853	$2.575	$2.626	$2.516	$1.761	$1.521	$1.521	$1.130
Accumulation Unit Value at end of period	$3.940	$2.942	$3.379	$2.853	$2.575	$2.626	$2.516	$1.761	$1.521	$1.521
Number of Accumulation Units outstanding at end of period (in thousands)	148	155	193	238	362	390	539	620	629	658
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.725	$4.996	$4.003	$3.972	$4.382	$4.144	$2.907	$2.545	$2.667	$2.175
Accumulation Unit Value at end of period	$6.393	$4.725	$4.996	$4.003	$3.972	$4.382	$4.144	$2.907	$2.545	$2.667
Number of Accumulation Units outstanding at end of period (in thousands)	14,560	16,158	18,001	19,675	22,424	25,466	29,863	35,881	43,459	51,543
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$4.588	$4.858	$3.899	$3.874	$4.281	$4.054	$2.848	$2.497	$2.621	$2.141
Accumulation Unit Value at end of period	$6.198	$4.588	$4.858	$3.899	$3.874	$4.281	$4.054	$2.848	$2.497	$2.621
Number of Accumulation Units outstanding at end of period (in thousands)	502	563	765	821	949	1,203	1,371	1,507	1,726	2,141

APP IV-11

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.464	$12.639	$10.678	$10.066	$9.921	$9.025	$6.910	$6.117	$6.263	$5.524
Accumulation Unit Value at end of period	$16.152	$12.464	$12.639	$10.678	$10.066	$9.921	$9.025	$6.910	$6.117	$6.263
Number of Accumulation Units outstanding at end of period (in thousands)	25,751	29,230	33,326	37,675	42,712	49,443	59,673	73,019	87,842	105,109
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$12.101	$12.290	$10.399	$9.818	$9.690	$8.829	$6.770	$6.002	$6.154	$5.436
Accumulation Unit Value at end of period	$15.659	$12.101	$12.290	$10.399	$9.818	$9.690	$8.829	$6.770	$6.002	$6.154
Number of Accumulation Units outstanding at end of period (in thousands)	718	846	970	1,118	1,301	1,491	1,838	2,153	2,440	2,926
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.353	$4.444	$4.279	$4.147	$4.224	$4.039	$4.146	$3.904	$3.695	$3.480
Accumulation Unit Value at end of period	$4.757	$4.353	$4.444	$4.279	$4.147	$4.224	$4.039	$4.146	$3.904	$3.695
Number of Accumulation Units outstanding at end of period (in thousands)	32,729	35,136	38,606	41,911	47,195	54,621	66,243	85,314	97,444	110,879
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$4.227	$4.321	$4.167	$4.044	$4.125	$3.951	$4.062	$3.831	$3.631	$3.425
Accumulation Unit Value at end of period	$4.612	$4.227	$4.321	$4.167	$4.044	$4.125	$3.951	$4.062	$3.831	$3.631
Number of Accumulation Units outstanding at end of period (in thousands)	1,082	1,109	1,267	1,391	1,693	2,001	2,346	3,002	3,262	3,608
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.246	$1.251	$1.251	$1.247	$1.243	$1.224	$1.261	$1.231	$1.189	$1.160
Accumulation Unit Value at end of period	$1.295	$1.246	$1.251	$1.251	$1.247	$1.243	$1.224	$1.261	$1.231	$1.189
Number of Accumulation Units outstanding at end of period (in thousands)	26,459	27,188	30,115	33,264	36,381	41,452	51,736	70,188	82,561	97,595
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$1.215	$1.222	$1.223	$1.222	$1.220	$1.203	$1.241	$1.214	$1.174	$1.147
Accumulation Unit Value at end of period	$1.261	$1.215	$1.222	$1.223	$1.222	$1.220	$1.203	$1.241	$1.214	$1.174
Number of Accumulation Units outstanding at end of period (in thousands)	756	1,007	1,136	1,265	1,437	1,850	2,247	3,127	3,798	4,303
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.912	$1.906	$1.910	$1.916	$1.938	$1.960	$1.985	$2.010	$2.035	$2.060
Accumulation Unit Value at end of period	$1.941	$1.912	$1.906	$1.910	$1.916	$1.938	$1.960	$1.985	$2.010	$2.035
Number of Accumulation Units outstanding at end of period (in thousands)	17,425	19,740	20,400	22,495	25,908	30,195	37,949	52,389	62,003	67,735
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$1.856	$1.853	$1.860	$1.869	$1.893	$1.917	$1.944	$1.972	$2.000	$2.028
Accumulation Unit Value at end of period	$1.882	$1.856	$1.853	$1.860	$1.869	$1.893	$1.917	$1.944	$1.972	$2.000
Number of Accumulation Units outstanding at end of period (in thousands)	679	654	637	686	806	1,275	1,601	2,379	3,247	3,529

APP IV-12

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.316	$2.611	$2.291	$2.040	$2.131	$1.938	$1.487	$1.287	$1.329	$1.174
Accumulation Unit Value at end of period	$2.922	$2.316	$2.611	$2.291	$2.040	$2.131	$1.938	$1.487	$1.287	$1.329
Number of Accumulation Units outstanding at end of period (in thousands)	21,739	25,194	28,952	32,756	37,514	44,104	54,382	68,387	84,751	106,407
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.256	$2.547	$2.237	$1.996	$2.088	$1.901	$1.461	$1.267	$1.310	$1.159
Accumulation Unit Value at end of period	$2.841	$2.256	$2.547	$2.237	$1.996	$2.088	$1.901	$1.461	$1.267	$1.310
Number of Accumulation Units outstanding at end of period (in thousands)	844	975	1,029	1,150	1,417	1,693	2,357	2,850	3,429	4,153
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.536	$9.509	$9.575	$9.686	$9.807	$9.929	$9.985	$—	$—	$—
Accumulation Unit Value at end of period	$9.597	$9.536	$9.509	$9.575	$9.686	$9.807	$9.929	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,088	1,722	1,627	1,498	1,728	1,510	1,103	—	—	—
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$9.457	$9.444	$9.523	$9.648	$9.783	$9.920	$9.983	$—	$—	$—
Accumulation Unit Value at end of period	$9.502	$9.457	$9.444	$9.523	$9.648	$9.783	$9.920	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	138	135	55	105	90	59	66	—	—	—
(a) Inception date April 20, 2018.

APP IV-13

		As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Wells Fargo VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.945	$2.368	$1.921	$1.884	$1.864	$1.994	$1.683	$1.499	$1.741	$—
Accumulation Unit Value at end of period	$2.218	$1.945	$2.368	$1.921	$1.884	$1.864	$1.994	$1.683	$1.499	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	11	11	16	22	28	30	71	—
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$1.888	$2.303	$1.870	$1.837	$1.821	$1.950	$1.649	$1.471	$1.710	$—
Accumulation Unit Value at end of period	$2.150	$1.888	$2.303	$1.870	$1.837	$1.821	$1.950	$1.649	$1.471	$—
Number of Accumulation Units outstanding at end of period (in thousands)	65	56	53	55	57	66	77	83	103	—
Wells Fargo VT Omega Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.390	$2.408	$1.807	$1.816	$1.809	$1.760	$1.271	$1.066	$1.140	$0.964
Accumulation Unit Value at end of period	$3.243	$2.390	$2.408	$1.807	$1.816	$1.809	$1.760	$1.271	$1.066	$1.140
Number of Accumulation Units outstanding at end of period (in thousands)	19	9	9	9	9	9	9	9	15	15
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$2.323	$2.344	$1.761	$1.773	$1.769	$1.723	$1.246	$1.047	$1.122	$0.949
Accumulation Unit Value at end of period	$3.148	$2.323	$2.344	$1.761	$1.773	$1.769	$1.723	$1.246	$1.047	$1.122
Number of Accumulation Units outstanding at end of period (in thousands)	25	25	25	29	29	29	29	49	71	103
Wells Fargo VT Opportunity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.819	$21.562	$18.085	$16.275	$16.963	$15.516	$11.993	$10.487	$10.000	$—
Accumulation Unit Value at end of period	$25.799	$19.819	$21.562	$18.085	$16.275	$16.963	$15.516	$11.993	$10.487	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	2	3	4	15	21	—
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$19.602	$21.358	$17.941	$16.169	$16.878	$15.461	$11.969	$10.482	$10.000	$—
Accumulation Unit Value at end of period	$25.479	$19.602	$21.358	$17.941	$16.169	$16.878	$15.461	$11.969	$10.482	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	2	3	3	—
Wells Fargo VT Small Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.876	$23.825	$19.126	$17.915	$18.631	$19.186	$12.904	$12.085	$12.793	$10.000
Accumulation Unit Value at end of period	$29.549	$23.876	$23.825	$19.126	$17.915	$18.631	$19.186	$12.904	$12.085	$12.793
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	2	2	2
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$23.576	$23.561	$18.941	$17.769	$18.507	$19.087	$12.856	$12.059	$12.784	$10.000
Accumulation Unit Value at end of period	$29.133	$23.576	$23.561	$18.941	$17.769	$18.507	$19.087	$12.856	$12.059	$12.784
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1

APP IV-14

Appendix V — Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

•	AmSouth VA 1

•	Director Select 1

•	The BB&T Director 1

•	The Director Choice VA 1

•	The Director VA 6

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

As of May 2, 2016, the following models are available:

Portfolio Planner Models

Fund	Series 1142	Series 1143	Series 2102	Series 3035
Hartford Disciplined Equity HLS Fund	5%	6%	8%	9%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	8%
Hartford Global Growth HLS Fund	4%	6%	7%	9%
Hartford Growth Opportunities HLS Fund	6%	8%	10%	11%
Hartford High Yield HLS Fund	17%	21%	19%	18%
Hartford International Opportunities HLS Fund	5%	7%	9%	11%
Hartford MidCap Value HLS Fund	1%	1%	2%	2%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%
Hartford MidCap Growth HLS Fund (formerly Hartford Small/Mid Cap Equity HLS Fund)	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%
Total	100%	100%	100%	100%

APP V-1

The SAI is designed to provide additional information and is intended for those who have read this prospectus and are interested in a more detailed explanation of financial statements for us and the Separate Account. The SAI is not your personal Variable Annuity Quarterly Statement.
You may obtain a copy of the SAI, free of charge, by:
1)    completing the form below and mailing to the address shown; or
2)    calling us at 800-862-6668.
To obtain a copy of the SAI by mail or email, complete the form below and mail to:
Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293

Please send a copy of the SAI via email or physical address to:

Name:______________________________________________________________________________________

Email:______________________________________________________________________________________

Address:____________________________________________________________________________________

City/State/Zip Code:___________________________________________________________________________

Phone Number: ______________________________________________________________________________

Contract Number:_____________________________________________________________________________

Statement of Additional Information
Talcott Resolution Life and Annuity Insurance Company
Separate Account One
The Director Series VI
The Director Select I
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2020
Date of Statement of Additional Information: May 1, 2020

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement (which report expresses an unmodified opinion in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department and expresses an adverse opinion on accounting principles generally accepted in the United States of America), and the financial statements of each of the individual Sub-Accounts which comprise Talcott Resolution Life and Annuity Insurance Company Separate Account One , have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 200 Berkeley Street 10th floor, Boston, Massachusetts 02116.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond. The principal business address of TDC is the same as ours.
Talcott Resolution currently pays TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2019 : $ 13,745,660 ; 2018 : $ 14,230,501 ; and 2017 : $ 18,817,826 .
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a - b/cd +1)6 - 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculate the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divide that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A - B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life and Annuity Insurance Company Separate Account One and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life and Annuity Insurance Company Separate Account One (the “Account”), as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

Invesco V.I. Government Money Market Fund	Hartford Small Company HLS Fund
Wells Fargo VT Omega Growth Fund	Hartford SmallCap Growth HLS Fund
Hartford Balanced HLS Fund	Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund	Hartford U.S. Government Securities HLS Fund
Hartford Capital Appreciation HLS Fund	Hartford Value HLS Fund
Hartford Dividend and Growth HLS Fund	BlackRock Large Cap Focus Growth V.I. Fund
Hartford Healthcare HLS Fund	Jennison 20/20 Focus Portfolio
Hartford Global Growth HLS Fund	Jennison Portfolio
Hartford Disciplined Equity HLS Fund	Prudential Value Portfolio
Hartford Growth Opportunities HLS Fund	Prudential SP International Growth Portfolio
Hartford High Yield HLS Fund	Wells Fargo VT Index Asset Allocation Fund
Hartford International Opportunities HLS Fund	Wells Fargo VT International Equity Fund
Hartford MidCap Growth HLS Fund	Wells Fargo VT Small Cap Growth Fund
Hartford MidCap HLS Fund	Wells Fargo VT Discovery Fund
Hartford MidCap Value HLS Fund	Wells Fargo VT Opportunity Fund
Hartford Ultrashort Bond HLS Fund

We have also audited the accompanying statements of assets and liabilities of BlackRock S&P 500 Index V.I. Fund, the related statement of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund	December 31, 2019	Year ended December 31, 2019	Year ended December 31, 2019 and the period from April 20, 2018 to December 31, 2018	Year ended December 31, 2019 and the period from April 20, 2018 to December 31, 2018

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life and Annuity Insurance Company Separate Account One as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the Sub-Accounts’ fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 16, 2020

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life and Annuity Insurance Company Separate Account One since 2002.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2019

	Invesco V.I. Government Money Market Fund	Wells Fargo VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$937,301	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	3,900,413	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	763,753,810	264,360,638	1,270,949,187	846,621,001	39,707,126	121,415,881	123,710,841	151,150,424
class IB	—	—	179,530,244	128,180,922	306,766,874	239,749,340	22,679,444	56,068,075	60,560,648	87,552,532
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class S1	32,778,696	—	—	—	—	—	—	—	—	—
class S2	15,204,401	—	—	—	—	—	—	—	—	—

Total investments	47,983,097	4,837,714	943,284,054	392,541,560	1,577,716,061	1,086,370,341	62,386,570	177,483,956	184,271,489	238,702,956
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	39,707	294	230,113	198,666	813,539	266,744	65,751	157,273	137,646	118,773
Other assets	18	—	24	—	3	—	—	2	—	—
Total assets	48,022,822	4,838,008	943,514,191	392,740,226	1,578,529,603	1,086,637,085	62,452,321	177,641,231	184,409,135	238,821,729

Liabilities:
Due to Sponsor Company	39,707	294	230,113	198,666	813,539	266,744	65,751	157,273	137,646	118,773
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	—	—	—	3	1	—	19	7
Total liabilities	39,707	297	230,113	198,666	813,539	266,747	65,752	157,273	137,665	118,780

Net assets:
For contract liabilities	$47,983,115	$4,837,711	$943,284,078	$392,541,560	$1,577,716,064	$1,086,370,338	$62,386,569	$177,483,958	$184,271,470	$238,702,949

Contract Liabilities:
class 1	$—	$937,300	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	3,900,411	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	763,753,848	264,360,637	1,270,949,192	846,620,994	39,707,126	121,415,889	123,710,832	151,150,416
class IB	—	—	179,530,230	128,180,923	306,766,872	239,749,344	22,679,443	56,068,069	60,560,638	87,552,533
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class S1	32,778,707	—	—	—	—	—	—	—	—	—
class S2	15,204,408	—	—	—	—	—	—	—	—	—

Total contract liabilities	$47,983,115	$4,837,711	$943,284,078	$392,541,560	$1,577,716,064	$1,086,370,338	$62,386,569	$177,483,958	$184,271,470	$238,702,949

Shares:
class 1	—	29,392	—	—	—	—	—	—	—	—
class 2	—	127,673	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	25,231,378	23,108,448	27,599,331	38,343,343	1,677,530	4,358,072	7,746,452	4,266,171
class IB	—	—	5,828,904	11,263,701	6,780,877	10,917,547	1,025,291	2,036,617	3,842,681	2,633,951
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class S1	32,778,696	—	—	—	—	—	—	—	—	—
class S2	15,204,401	—	—	—	—	—	—	—	—	—

Total shares	47,983,097	157,065	31,060,282	34,372,149	34,380,208	49,260,890	2,702,821	6,394,689	11,589,133	6,900,122

Cost	$47,983,097	$3,857,446	$679,015,966	$382,316,484	$1,452,167,838	$982,571,335	$51,340,665	$137,782,038	$165,479,536	$238,067,055

Deferred contracts in the accumulation period:
Units owned by participants #	5,010,898	487,153	188,583,253	132,364,651	160,327,514	180,361,776	7,965,746	51,108,479	49,836,796	47,023,139
Minimum unit fair value #*	$8.795345	$2.132771	$1.746620	$1.509720	$2.745570	$2.701007	$6.266400	$1.726020	$2.301289	$3.985973
Maximum unit fair value #*	$9.885451	$45.090650	$25.632612	$18.091811	$34.429368	$31.988660	$46.139264	$36.781550	$39.655009	$45.969870
Contract liability	$47,110,430	$4,759,167	$906,526,782	$385,252,581	$1,548,691,546	$1,063,970,126	$61,650,191	$174,754,050	$180,937,276	$234,847,394

Contracts in payout (annuitization) period:
Units owned by participants #	91,309	12,694	5,340,672	2,351,864	2,465,479	3,338,550	95,614	797,567	976,351	787,633
Minimum unit fair value #*	$9.394448	$2.444927	$2.022654	$1.973789	$3.169469	$3.691643	$7.297414	$2.010560	$2.680535	$4.616360
Maximum unit fair value #*	$9.660048	$35.437921	$10.289325	$4.757169	$30.380925	$9.628925	$8.699127	$4.771637	$4.012565	$5.411200
Contract liability	$872,685	$78,544	$36,757,296	$7,288,979	$29,024,518	$22,400,212	$736,378	$2,729,908	$3,334,194	$3,855,555

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2019

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	62,362,889	199,260,680	26,250,136	222,442,742	103,995,102	50,729,282	116,413,462	60,945,347	521,721,966	64,472,013
class IB	43,561,747	83,401,566	12,038,883	20,449,230	58,256,506	29,093,917	28,941,362	40,529,327	91,319,063	43,122,730
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total investments	105,924,636	282,662,246	38,289,019	242,891,972	162,251,608	79,823,199	145,354,824	101,474,674	613,041,029	107,594,743
Due from Sponsor Company	2,854	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	168,580	17,823	83,287	87,864	85,755	39,930	83,358	264,230	3,720
Other assets	—	—	—	5	1	15	1	5	—	3
Total assets	105,927,490	282,830,826	38,306,842	242,975,264	162,339,473	79,908,969	145,394,755	101,558,037	613,305,259	107,598,466

Liabilities:
Due to Sponsor Company	—	168,580	17,823	83,287	87,864	85,755	39,930	83,358	264,230	3,720
Payable for fund shares purchased	2,854	—	—	—	—	—	—	—	—	—
Other liabilities	10	5	2	—	—	—	—	—	16	—
Total liabilities	2,864	168,585	17,825	83,287	87,864	85,755	39,930	83,358	264,246	3,720

Net assets:
For contract liabilities	$105,924,626	$282,662,241	$38,289,017	$242,891,977	$162,251,609	$79,823,214	$145,354,825	$101,474,679	$613,041,013	$107,594,746

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	62,362,880	199,260,673	26,250,134	222,442,748	103,995,100	50,729,304	116,413,462	60,945,354	521,721,955	64,472,025
class IB	43,561,746	83,401,568	12,038,883	20,449,229	58,256,509	29,093,910	28,941,363	40,529,325	91,319,058	43,122,721
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total contract liabilities	$105,924,626	$282,662,241	$38,289,017	$242,891,977	$162,251,609	$79,823,214	$145,354,825	$101,474,679	$613,041,013	$107,594,746

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	7,756,578	12,032,650	3,212,991	5,827,685	9,293,575	4,978,339	5,692,590	2,050,651	5,635,363	6,253,347
class IB	5,521,134	4,964,379	1,484,449	554,180	5,238,894	2,857,949	1,569,488	1,420,586	986,487	4,186,673
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total shares	13,277,712	16,997,029	4,697,440	6,381,865	14,532,469	7,836,288	7,262,078	3,471,237	6,621,850	10,440,020

Cost	$112,783,561	$218,307,728	$38,300,012	$163,813,446	$162,493,938	$78,701,716	$123,854,998	$86,163,436	$303,484,065	$110,681,889

Deferred contracts in the accumulation period:
Units owned by participants #	37,642,918	108,788,419	1,583,411	22,226,021	43,604,096	59,232,022	31,540,311	24,862,778	89,450,301	86,072,868
Minimum unit fair value #*	$2.064127	$1.358562	$21.668836	$4.040416	$3.052716	$0.819384	$1.918659	$3.240341	$1.912485	$1.032832
Maximum unit fair value #*	$24.203116	$20.464601	$39.642310	$38.697067	$36.480220	$8.325423	$35.150021	$45.154194	$37.832916	$10.239087
Contract liability	$103,881,843	$278,151,123	$37,951,396	$238,054,268	$159,596,966	$78,576,031	$143,294,841	$99,945,145	$598,236,688	$105,204,032

Contracts in payout (annuitization) period:
Units owned by participants #	773,951	1,558,262	13,753	456,168	694,645	848,663	474,588	387,872	1,781,511	1,911,945
Minimum unit fair value #*	$2.404184	$1.544841	$24.188746	$4.594676	$3.547970	$1.004155	$2.182036	$3.752890	$2.174907	$1.196194
Maximum unit fair value #*	$2.892752	$3.945899	$26.033207	$12.484611	$4.193775	$1.941119	$6.392627	$4.380569	$16.151797	$1.402151
Contract liability	$2,042,783	$4,511,118	$337,621	$4,837,709	$2,654,643	$1,247,183	$2,059,984	$1,529,534	$14,804,325	$2,390,714

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2019

	Hartford Value HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Jennison 20/20 Focus Portfolio	Jennison Portfolio	Prudential Value Portfolio	Prudential SP International Growth Portfolio	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$1,147,823	$570,176
class 2	—	—	—	—	—	—	—	5,784,495	1,311,405	909,435
class I	—	146,683,935	1,162,496	—	—	—	—	—	—	—
class IA	110,803,511	—	—	—	—	—	—	—	—	—
class IB	45,003,681	—	—	—	—	—	—	—	—	—
class II	—	—	—	78,253	246,917	83,369	19,839	—	—	—
class III	—	41,367,793	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total investments	155,807,192	188,051,728	1,162,496	78,253	246,917	83,369	19,839	5,784,495	2,459,228	1,479,611
Due from Sponsor Company	33,559	14,054	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	53	4	12	3	1	304	429	338
Other assets	—	—	3	—	—	—	—	—	—	—
Total assets	155,840,751	188,065,782	1,162,552	78,257	246,929	83,372	19,840	5,784,799	2,459,657	1,479,949

Liabilities:
Due to Sponsor Company	—	—	53	4	12	3	1	304	429	338
Payable for fund shares purchased	33,559	14,054	—	—	—	—	—	—	—	—
Other liabilities	4	6	—	1	1	1	—	—	1	1
Total liabilities	33,563	14,060	53	5	13	4	1	304	430	339

Net assets:
For contract liabilities	$155,807,188	$188,051,722	$1,162,499	$78,252	$246,916	$83,368	$19,839	$5,784,495	$2,459,227	$1,479,610

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$1,147,824	$570,176
class 2	—	—	—	—	—	—	—	5,784,495	1,311,403	909,434
class I	—	146,683,927	1,162,499	—	—	—	—	—	—	—
class IA	110,803,506	—	—	—	—	—	—	—	—	—
class IB	45,003,682	—	—	—	—	—	—	—	—	—
class II	—	—	—	78,252	246,916	83,368	19,839	—	—	—
class III	—	41,367,795	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total contract liabilities	$155,807,188	$188,051,722	$1,162,499	$78,252	$246,916	$83,368	$19,839	$5,784,495	$2,459,227	$1,479,610

Shares:
class 1	—	—	—	—	—	—	—	—	630,672	55,411
class 2	—	—	—	—	—	—	—	281,484	697,556	91,769
class I	—	5,881,473	73,067	—	—	—	—	—	—	—
class IA	7,716,122	—	—	—	—	—	—	—	—	—
class IB	3,138,332	—	—	—	—	—	—	—	—	—
class II	—	—	—	2,163	3,168	2,365	2,222	—	—	—
class III	—	1,674,809	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total shares	10,854,454	7,556,282	73,067	2,163	3,168	2,365	2,222	281,484	1,328,228	147,180

Cost	$134,386,083	$172,894,943	$1,004,066	$34,230	$71,990	$39,647	$9,377	$4,280,603	$4,075,491	$1,357,476

Deferred contracts in the accumulation period:
Units owned by participants #	54,778,404	15,786,403	339,752	12,454	87,084	36,921	12,703	2,272,857	846,554	270,806
Minimum unit fair value #*	$2.313152	$11.293922	$2.524403	$2.819214	$1.876075	$2.132851	$1.493861	$2.271751	$1.159414	$3.312953
Maximum unit fair value #*	$28.229027	$11.865708	$42.550535	$33.112854	$43.226030	$2.276795	$1.550703	$25.417852	$16.084281	$29.548639
Contract liability	$152,981,506	$183,257,795	$1,152,408	$73,114	$246,916	$83,368	$19,156	$5,709,020	$2,309,000	$1,438,009

Contracts in payout (annuitization) period:
Units owned by participants #	979,525	413,194	3,540	1,592	—	—	428	28,388	44,106	6,145
Minimum unit fair value #*	$2.688291	$11.523070	$2.765431	$3.228222	$—	$—	$1.594698	$2.635455	$1.328974	$3.782409
Maximum unit fair value #*	$3.177596	$11.865708	$2.872208	$3.228222	$—	$—	$1.594698	$2.659462	$15.369429	$29.132741
Contract liability	$2,825,682	$4,793,927	$10,091	$5,138	$—	$—	$683	$75,475	$150,227	$41,601

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2019

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund
	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$706,198
class 2	489,325	367,887
class I	—	—
class IA	—	—
class IB	—	—
class II	—	—
class III	—	—
class S1	—	—
class S2	—	—

Total investments	489,325	1,074,085
Due from Sponsor Company	—	—
Receivable for fund shares sold	26	54
Other assets	2	1
Total assets	489,353	1,074,140

Liabilities:
Due to Sponsor Company	26	54
Payable for fund shares purchased	—	—
Other liabilities	—	—
Total liabilities	26	54

Net assets:
For contract liabilities	$489,327	$1,074,086

Contract Liabilities:
class 1	—	706,199
class 2	489,327	367,887
class I	—	—
class IA	—	—
class IB	—	—
class II	—	—
class III	—	—
class S1	—	—
class S2	—	—

Total contract liabilities	$489,327	$1,074,086

Shares:
class 1	—	26,589
class 2	14,896	13,789
class I	—	—
class IA	—	—
class IB	—	—
class II	—	—
class III	—	—
class S1	—	—
class S2	—	—

Total shares	14,896	40,378

Cost	$400,087	$865,832

Deferred contracts in the accumulation period:
Units owned by participants #	12,728	41,226
Minimum unit fair value #*	$36.885164	$23.538047
Maximum unit fair value #*	$42.364838	$30.533706
Contract liability	$489,327	$1,051,875

Contracts in payout (annuitization) period:
Units owned by participants #	—	770
Minimum unit fair value #*	$—	$25.478572
Maximum unit fair value #*	$—	$29.226757
Contract liability	$—	$22,211

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2019

	Invesco V.I. Government Money Market Fund	Wells Fargo VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$756,889	$—	$16,635,486	$15,319,026	$17,064,176	$18,968,775	$—	$523,053	$1,399,658	$—

Expenses:
Mortality and expense risk charges	(644,707)	(89,181)	(12,798,727)	(5,977,481)	(21,505,666)	(15,024,192)	(839,440)	(2,576,243)	(2,712,980)	(3,802,389)
Total expenses	(644,707)	(89,181)	(12,798,727)	(5,977,481)	(21,505,666)	(15,024,192)	(839,440)	(2,576,243)	(2,712,980)	(3,802,389)
Net investment income (loss)	112,182	(89,181)	3,836,759	9,341,545	(4,441,490)	3,944,583	(839,440)	(2,053,190)	(1,313,322)	(3,802,389)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	231,960	37,895,048	58,988	14,670,148	13,905,711	1,449,000	6,882,417	2,417,749	3,200,501
Net realized gain distributions	—	601,242	77,498,285	—	167,764,761	123,107,978	7,745,605	23,614,109	19,913,723	47,996,080
Change in unrealized appreciation (depreciation) during the period	—	680,866	56,050,974	24,379,717	210,410,699	105,834,717	7,653,451	16,513,345	26,927,605	10,839,666
Net gain (loss) on investments	—	1,514,068	171,444,307	24,438,705	392,845,608	242,848,406	16,848,056	47,009,871	49,259,077	62,036,247
Net increase (decrease) in net assets resulting from operations	$112,182	$1,424,887	$175,281,066	$33,780,250	$388,404,118	$246,792,989	$16,008,616	$44,956,681	$47,945,755	$58,233,858

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2019

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$6,531,679	$4,835,307	$159,118	$379,979	$1,435,500	$1,469,351	$—	$—	$9,305,557	$2,675,357

Expenses:
Mortality and expense risk charges	(1,698,225)	(4,110,613)	(558,338)	(3,075,405)	(2,362,659)	(1,265,420)	(1,942,008)	(1,538,428)	(8,171,404)	(1,741,966)
Total expenses	(1,698,225)	(4,110,613)	(558,338)	(3,075,405)	(2,362,659)	(1,265,420)	(1,942,008)	(1,538,428)	(8,171,404)	(1,741,966)
Net investment income (loss)	4,833,454	724,694	(399,220)	(2,695,426)	(927,159)	203,931	(1,942,008)	(1,538,428)	1,134,153	933,391

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,683,245)	8,371,684	(172,521)	12,398,306	(873,192)	291,801	3,350,447	2,983,368	49,915,572	(835,041)
Net realized gain distributions	—	10,348,291	6,463,230	34,853,357	19,629,305	—	25,719,145	16,764,819	49,940,744	—
Change in unrealized appreciation (depreciation) during the period	10,057,738	40,205,305	4,758,042	18,422,087	21,414,450	484,777	13,071,038	8,697,278	50,955,381	3,649,312
Net gain (loss) on investments	8,374,493	58,925,280	11,048,751	65,673,750	40,170,563	776,578	42,140,630	28,445,465	150,811,697	2,814,271
Net increase (decrease) in net assets resulting from operations	$13,207,947	$59,649,974	$10,649,531	$62,978,324	$39,243,404	$980,509	$40,198,622	$26,907,037	$151,945,850	$3,747,662

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2019

	Hartford Value HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Jennison 20/20 Focus Portfolio	Jennison Portfolio	Prudential Value Portfolio	Prudential SP International Growth Portfolio	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,828,850	$3,702,384	$—	$—	$—	$—	$—	$61,397	$93,436	$—

Expenses:
Mortality and expense risk charges	(2,226,099)	(2,552,733)	(19,606)	(1,468)	(4,093)	(1,144)	(323)	(107,461)	(43,197)	(27,962)
Total expenses	(2,226,099)	(2,552,733)	(19,606)	(1,468)	(4,093)	(1,144)	(323)	(107,461)	(43,197)	(27,962)
Net investment income (loss)	602,751	1,149,651	(19,606)	(1,468)	(4,093)	(1,144)	(323)	(46,064)	50,239	(27,962)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,551,137	1,160,118	25,296	12,399	3,130	673	842	150,135	(243,417)	54,893
Net realized gain distributions	15,080,069	10,029,892	115,223	—	—	—	—	351,251	991,597	241,215
Change in unrealized appreciation (depreciation) during the period	15,492,263	33,099,469	176,091	6,746	58,629	16,434	4,237	456,664	(491,149)	51,752
Net gain (loss) on investments	34,123,469	44,289,479	316,610	19,145	61,759	17,107	5,079	958,050	257,031	347,860
Net increase (decrease) in net assets resulting from operations	$34,726,220	$45,439,130	$297,004	$17,677	$57,666	$15,963	$4,756	$911,986	$307,270	$319,898

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2019

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund
	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$4,633

Expenses:
Mortality and expense risk charges	(8,726)	(18,993)
Total expenses	(8,726)	(18,993)
Net investment income (loss)	(8,726)	(14,360)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,750	33,324
Net realized gain distributions	47,270	114,433
Change in unrealized appreciation (depreciation) during the period	92,722	129,143
Net gain (loss) on investments	144,742	276,900
Net increase (decrease) in net assets resulting from operations	$136,016	$262,540

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2019

	Invesco V.I. Government Money Market Fund	Wells Fargo VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$112,182	$(89,181)	$3,836,759	$9,341,545	$(4,441,490)	$3,944,583	$(839,440)	$(2,053,190)	$(1,313,322)	$(3,802,389)
Net realized gain (loss) on security transactions	—	231,960	37,895,048	58,988	14,670,148	13,905,711	1,449,000	6,882,417	2,417,749	3,200,501
Net realized gain distributions	—	601,242	77,498,285	—	167,764,761	123,107,978	7,745,605	23,614,109	19,913,723	47,996,080
Change in unrealized appreciation (depreciation) during the period	—	680,866	56,050,974	24,379,717	210,410,699	105,834,717	7,653,451	16,513,345	26,927,605	10,839,666
Net increase (decrease) in net assets resulting from operations	112,182	1,424,887	175,281,066	33,780,250	388,404,118	246,792,989	16,008,616	44,956,681	47,945,755	58,233,858

Unit transactions:
Purchases	405,004	181	5,445,983	2,989,716	6,812,852	5,154,808	155,038	457,398	697,511	831,859
Net transfers	25,448,595	(430,144)	1,535,672	17,435,625	(32,442,727)	(18,981,725)	(1,903,207)	(2,918,471)	(1,517,040)	(3,442,030)
Surrenders for benefit payments and fees	(23,860,745)	(465,599)	(80,865,875)	(39,618,434)	(133,063,634)	(94,189,377)	(4,495,977)	(14,234,549)	(16,205,005)	(20,688,852)
Other transactions	799	14	13,667	17,276	21,787	13,421	(5,570)	3,882	6,886	765
Death benefits	(1,693,342)	(35,742)	(27,954,859)	(12,322,753)	(33,140,541)	(27,494,962)	(1,108,803)	(3,639,165)	(4,435,971)	(4,646,246)
Net annuity transactions	(21,159)	(39,402)	(8,058,938)	(1,941,214)	(5,955,329)	(4,829,001)	(270,862)	(512,524)	(619,759)	(768,526)
Net increase (decrease) in net assets resulting from unit transactions	279,152	(970,692)	(109,884,350)	(33,439,784)	(197,767,592)	(140,326,836)	(7,629,381)	(20,843,429)	(22,073,378)	(28,713,030)
Net increase (decrease) in net assets	391,334	454,195	65,396,716	340,466	190,636,526	106,466,153	8,379,235	24,113,252	25,872,377	29,520,828

Net assets:
Beginning of period	47,591,781	4,383,516	877,887,362	392,201,094	1,387,079,538	979,904,185	54,007,334	153,370,706	158,399,093	209,182,121
End of period	$47,983,115	$4,837,711	$943,284,078	$392,541,560	$1,577,716,064	$1,086,370,338	$62,386,569	$177,483,958	$184,271,470	$238,702,949

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4,833,454	$724,694	$(399,220)	$(2,695,426)	$(927,159)	$203,931	$(1,942,008)	$(1,538,428)	$1,134,153	$933,391
Net realized gain (loss) on security transactions	(1,683,245)	8,371,684	(172,521)	12,398,306	(873,192)	291,801	3,350,447	2,983,368	49,915,572	(835,041)
Net realized gain distributions	—	10,348,291	6,463,230	34,853,357	19,629,305	—	25,719,145	16,764,819	49,940,744	—
Change in unrealized appreciation (depreciation) during the period	10,057,738	40,205,305	4,758,042	18,422,087	21,414,450	484,777	13,071,038	8,697,278	50,955,381	3,649,312
Net increase (decrease) in net assets resulting from operations	13,207,947	59,649,974	10,649,531	62,978,324	39,243,404	980,509	40,198,622	26,907,037	151,945,850	3,747,662

Unit transactions:
Purchases	769,887	1,139,970	88,485	334,330	1,062,159	651,556	309,045	347,687	2,224,179	862,648
Net transfers	460,157	164,667	3,496,816	(4,447,765)	(2,440,067)	3,212,434	(264,286)	2,328,763	(13,550,125)	6,897,919
Surrenders for benefit payments and fees	(10,260,806)	(24,949,148)	(3,212,419)	(20,157,850)	(12,999,153)	(10,885,808)	(11,035,287)	(8,904,251)	(53,196,946)	(13,886,782)
Other transactions	2,793	7,868	1,085	2,143	1,458	4,130	1,563	1,882	6,602	12,068
Death benefits	(3,077,404)	(5,747,723)	(633,110)	(5,411,419)	(3,620,742)	(2,514,413)	(2,378,291)	(1,629,402)	(15,325,133)	(3,136,119)
Net annuity transactions	(499,762)	(712,190)	(64,833)	(389,772)	(546,306)	(212,911)	(454,325)	(300,379)	(2,968,748)	(593,604)
Net increase (decrease) in net assets resulting from unit transactions	(12,605,135)	(30,096,556)	(323,976)	(30,070,333)	(18,542,651)	(9,745,012)	(13,821,581)	(8,155,700)	(82,810,171)	(9,843,870)
Net increase (decrease) in net assets	602,812	29,553,418	10,325,555	32,907,991	20,700,753	(8,764,503)	26,377,041	18,751,337	69,135,679	(6,096,208)

Net assets:
Beginning of period	105,321,814	253,108,823	27,963,462	209,983,986	141,550,856	88,587,717	118,977,784	82,723,342	543,905,334	113,690,954
End of period	$105,924,626	$282,662,241	$38,289,017	$242,891,977	$162,251,609	$79,823,214	$145,354,825	$101,474,679	$613,041,013	$107,594,746

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Hartford Value HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Jennison 20/20 Focus Portfolio	Jennison Portfolio	Prudential Value Portfolio	Prudential SP International Growth Portfolio	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$602,751	$1,149,651	$(19,606)	$(1,468)	$(4,093)	$(1,144)	$(323)	$(46,064)	$50,239	$(27,962)
Net realized gain (loss) on security transactions	3,551,137	1,160,118	25,296	12,399	3,130	673	842	150,135	(243,417)	54,893
Net realized gain distributions	15,080,069	10,029,892	115,223	—	—	—	—	351,251	991,597	241,215
Change in unrealized appreciation (depreciation) during the period	15,492,263	33,099,469	176,091	6,746	58,629	16,434	4,237	456,664	(491,149)	51,752
Net increase (decrease) in net assets resulting from operations	34,726,220	45,439,130	297,004	17,677	57,666	15,963	4,756	911,986	307,270	319,898

Unit transactions:
Purchases	846,295	557,599	—	—	—	—	—	32	5,538	165
Net transfers	(3,833,443)	1,225,294	(247,494)	34	—	332	—	3,252	130,659	(87,338)
Surrenders for benefit payments and fees	(13,618,375)	(15,245,874)	(47,859)	(1,920)	(518)	(258)	(1,390)	(375,350)	(255,858)	(179,769)
Other transactions	4,227	9,686	1	—	(1)	(1)	1	3	(76)	—
Death benefits	(4,791,968)	(5,584,269)	—	(26,301)	—	—	—	8,944	(56,052)	(42,112)
Net annuity transactions	(638,407)	(623,944)	(1,776)	(2,013)	—	—	(216)	(22,448)	9,598	(1,683)
Net increase (decrease) in net assets resulting from unit transactions	(22,031,671)	(19,661,508)	(297,128)	(30,200)	(519)	73	(1,605)	(385,567)	(166,191)	(310,737)
Net increase (decrease) in net assets	12,694,549	25,777,622	(124)	(12,523)	57,147	16,036	3,151	526,419	141,079	9,161

Net assets:
Beginning of period	143,112,639	162,274,100	1,162,623	90,775	189,769	67,332	16,688	5,258,076	2,318,148	1,470,449
End of period	$155,807,188	$188,051,722	$1,162,499	$78,252	$246,916	$83,368	$19,839	$5,784,495	$2,459,227	$1,479,610

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2019

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund
	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(8,726)	$(14,360)
Net realized gain (loss) on security transactions	4,750	33,324
Net realized gain distributions	47,270	114,433
Change in unrealized appreciation (depreciation) during the period	92,722	129,143
Net increase (decrease) in net assets resulting from operations	136,016	262,540

Unit transactions:
Purchases	—	—
Net transfers	13,560	(2,886)
Surrenders for benefit payments and fees	(62,295)	(108,725)
Other transactions	3	1
Death benefits	—	—
Net annuity transactions	—	(7,159)
Net increase (decrease) in net assets resulting from unit transactions	(48,732)	(118,769)
Net increase (decrease) in net assets	87,284	143,771

Net assets:
Beginning of period	402,043	930,315
End of period	$489,327	$1,074,086

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2018

	Invesco V.I. Government Money Market Fund	Wells Fargo VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(51,607)	$(94,944)	$4,560,879	$9,537,582	$(9,424,051)	$4,191,149	$(883,472)	$(1,974,471)	$(1,686,507)	$(3,890,372)
Net realized gain (loss) on security transactions	—	193,376	49,237,354	(1,788,130)	29,273,098	27,880,035	1,621,551	11,080,538	3,244,978	6,521,005
Net realized gain distributions	—	524,198	44,225,300	1,450,204	164,475,971	117,595,585	3,861,565	15,011,835	17,490,475	33,029,256
Change in unrealized appreciation (depreciation) during the period	—	(646,583)	(159,873,600)	(19,660,663)	(305,021,395)	(218,945,865)	(6,616,067)	(31,585,388)	(24,026,650)	(36,062,586)
Net increase (decrease) in net assets resulting from operations	(51,607)	(23,953)	(61,850,067)	(10,461,007)	(120,696,377)	(69,279,096)	(2,016,423)	(7,467,486)	(4,977,704)	(402,697)

Unit transactions:
Purchases	741,697	502	5,719,577	2,221,864	5,765,483	5,075,456	104,290	542,780	569,194	743,672
Net transfers	31,951,640	(102,798)	4,488,375	10,834,272	(32,098,032)	(21,196,056)	(971,830)	(250,985)	(3,935,012)	(2,300,468)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(24,708,487)	(327,265)	(95,172,729)	(45,219,748)	(150,962,546)	(109,039,526)	(5,213,024)	(17,194,963)	(17,899,348)	(22,136,930)
Other transactions	343	132	9,204	(101)	3,596	106	1,108	412	(128)	7,862
Death benefits	(5,053,900)	(131,847)	(30,084,515)	(10,640,301)	(38,179,303)	(28,918,472)	(1,367,240)	(4,444,538)	(3,699,207)	(4,508,551)
Net annuity transactions	(40,765)	(63,890)	(7,581,220)	(1,164,937)	(5,339,850)	(4,748,617)	(145,244)	(479,100)	(587,352)	(1,197,794)
Net increase (decrease) in net assets resulting from unit transactions	2,890,528	(625,166)	(122,621,308)	(43,968,951)	(220,810,652)	(158,827,109)	(7,591,940)	(21,826,394)	(25,551,853)	(29,392,209)
Net increase (decrease) in net assets	2,838,921	(649,119)	(184,471,375)	(54,429,958)	(341,507,029)	(228,106,205)	(9,608,363)	(29,293,880)	(30,529,557)	(29,794,906)

Net assets:
Beginning of period	44,752,860	5,032,635	1,062,358,737	446,631,052	1,728,586,567	1,208,010,390	63,615,697	182,664,586	188,928,650	238,977,027
End of period	$47,591,781	$4,383,516	$877,887,362	$392,201,094	$1,387,079,538	$979,904,185	$54,007,334	$153,370,706	$158,399,093	$209,182,121

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$5,012,941	$985,522	$(337,479)	$(3,219,720)	$(1,252,910)	$(412,401)	$(2,040,382)	$(1,701,716)	$558,185	$784,299
Net realized gain (loss) on security transactions	(2,067,561)	13,005,770	243,925	15,320,176	1,679,045	132,552	5,436,786	5,829,182	50,314,663	(1,771,714)
Net realized gain distributions	—	—	3,245,748	23,657,511	12,016,974	—	9,731,751	6,399,839	—	—
Change in unrealized appreciation (depreciation) during the period	(8,719,916)	(78,309,765)	(6,810,684)	(54,312,840)	(39,602,018)	233,485	(19,049,721)	(22,664,274)	(56,999,948)	(252,451)
Net increase (decrease) in net assets resulting from operations	(5,774,536)	(64,318,473)	(3,658,490)	(18,554,873)	(27,158,909)	(46,364)	(5,921,566)	(12,136,969)	(6,127,100)	(1,239,866)

Unit transactions:
Purchases	654,520	1,009,851	113,026	682,966	458,741	641,245	218,370	280,752	2,536,912	561,832
Net transfers	(2,259,441)	6,860,235	93,914	(3,408,538)	(2,633,329)	13,949,349	(991,690)	535,150	(12,552,366)	2,217,554
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,707,878)	(30,419,000)	(5,255,623)	(21,174,300)	(16,534,736)	(11,040,116)	(13,576,966)	(10,665,112)	(59,540,882)	(13,684,255)
Other transactions	285	1,466	(554)	(875)	742	2,711	6,581	2,781	(4,128)	4,105
Death benefits	(3,648,075)	(6,235,291)	(605,218)	(6,386,820)	(4,036,130)	(2,616,592)	(2,440,255)	(1,454,024)	(15,074,579)	(3,706,230)
Net annuity transactions	(353,213)	(1,287,619)	(144,984)	(882,911)	(454,598)	(406,164)	(397,876)	(355,628)	(2,933,754)	(599,685)
Net increase (decrease) in net assets resulting from unit transactions	(17,313,802)	(30,070,358)	(5,799,439)	(31,170,478)	(23,199,310)	530,433	(17,181,836)	(11,656,081)	(87,568,797)	(15,206,679)
Net increase (decrease) in net assets	(23,088,338)	(94,388,831)	(9,457,929)	(49,725,351)	(50,358,219)	484,069	(23,103,402)	(23,793,050)	(93,695,897)	(16,446,545)

Net assets:
Beginning of period	128,410,152	347,497,654	37,421,391	259,709,337	191,909,075	88,103,648	142,081,186	106,516,392	637,601,231	130,137,499
End of period	$105,321,814	$253,108,823	$27,963,462	$209,983,986	$141,550,856	$88,587,717	$118,977,784	$82,723,342	$543,905,334	$113,690,954

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Hartford Value HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Jennison 20/20 Focus Portfolio	Jennison Portfolio	Prudential Value Portfolio	Prudential SP International Growth Portfolio	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$27,316	$(56,107)	$(24,201)	$(2,500)	$(4,159)	$(1,320)	$(348)	$(55,078)	$284,398
Net realized gain (loss) on security transactions	7,026,032	596,445	(3,242)	25,999	21,825	9,401	858	252,123	(41,568)
Net realized gain distributions	15,980,641	7,554,191	133,587	—	—	—	—	375,638	679,502
Change in unrealized appreciation (depreciation) during the period	(41,980,457)	(17,942,684)	(90,612)	(28,600)	(20,485)	(16,742)	(3,399)	(835,701)	(1,459,031)
Net increase (decrease) in net assets resulting from operations	(18,946,468)	(9,848,155)	15,532	(5,101)	(2,819)	(8,661)	(2,889)	(263,018)	(536,699)

Unit transactions:
Purchases	1,155,012	186,923	—	—	—	—	—	74	660
Net transfers	(2,812,582)	(4,985,893)	63,065	(221)	—	436	—	(26,189)	7,349
Net interfund transfers due to corporate actions	—	186,732,730	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(18,247,158)	(12,123,666)	(31,362)	(38,857)	(26,307)	(18,105)	(1,438)	(442,331)	(300,944)
Other transactions	1,434	537	(1)	—	1	—	(1)	(1)	(1)
Death benefits	(4,419,042)	(2,129,107)	(16,728)	—	—	—	—	(159,972)	(123,959)
Net annuity transactions	(850,418)	4,440,731	(2,176)	(1,084)	—	—	(224)	(9,271)	60,233
Net increase (decrease) in net assets resulting from unit transactions	(25,172,754)	172,122,255	12,798	(40,162)	(26,306)	(17,669)	(1,663)	(637,690)	(356,662)
Net increase (decrease) in net assets	(44,119,222)	162,274,100	28,330	(45,263)	(29,125)	(26,330)	(4,552)	(900,708)	(893,361)

Net assets:
Beginning of period	187,231,861	—	1,134,293	136,038	218,894	93,662	21,240	6,158,784	3,211,509
End of period	$143,112,639	$162,274,100	$1,162,623	$90,775	$189,769	$67,332	$16,688	$5,258,076	$2,318,148

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2018

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(32,370)	$(9,331)	$(16,402)
Net realized gain (loss) on security transactions	99,458	20,255	76,538
Net realized gain distributions	165,338	56,327	101,713
Change in unrealized appreciation (depreciation) during the period	(217,565)	(102,188)	(243,827)
Net increase (decrease) in net assets resulting from operations	14,861	(34,937)	(81,978)

Unit transactions:
Purchases	699	—	—
Net transfers	(137,871)	(24,156)	(68,089)
Net interfund transfers due to corporate actions	—	—	—
Surrenders for benefit payments and fees	(87,052)	(13,568)	(103,348)
Other transactions	—	1	(1)
Death benefits	(30,632)	(23,203)	(38,276)
Net annuity transactions	(9,567)	—	(5,228)
Net increase (decrease) in net assets resulting from unit transactions	(264,423)	(60,926)	(214,942)
Net increase (decrease) in net assets	(249,562)	(95,863)	(296,920)

Net assets:
Beginning of period	1,720,011	497,906	1,227,235
End of period	$1,470,449	$402,043	$930,315

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2019

1. Organization:

Separate Account One (the “Account”) is a separate investment account established by Talcott Resolution Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Hartford Life Insurance Company and its indirect wholly owned subsidiary, the Sponsor Company,  to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts will not change as a result of the sale.

The Account is comprised of the following Sub-Accounts:

Invesco V.I. Government Money Market Fund, Wells Fargo VT Omega Growth Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, Prudential SP International Growth Portfolio, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2019 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2019, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Account. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2019 and 2018.

g) Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013, the statute of limitations is closed through the 2015 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2019.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

c) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 0.30%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV 70 Death Benefit maximum of 0.20%
Optional Death Benefit maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

d) Transactions with Related Parties - Up to and including April 20, 2018 the Sponsor Company and its affiliates received fees from the HIMCO VIT funds for services provided. The fees received for these services are a maximum of 0.55% of the Funds’ average daily net assets. On April 20, 2018 the HIMCO VIT funds were merged with BlackRock funds. Up to and including May 31, 2018 the Sponsor Company and its affiliates received fees from the HLS funds for services provided. The fees received for these services are a maximum of 1.12% of the Funds’ average daily net assets. As a result of the Talcott Resolution Sale Transaction disclosed in Note 1, the HLS funds are no longer affiliated with the Sponsor Company or its affiliates.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2019 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Invesco V.I. Government Money Market Fund	$43,157,934	$42,766,592
Wells Fargo VT Omega Growth Fund	$768,414	$1,227,042
Hartford Balanced HLS Fund	$105,975,635	$134,524,936
Hartford Total Return Bond HLS Fund	$44,811,221	$68,909,442
Hartford Capital Appreciation HLS Fund	$198,354,897	$232,799,227
Hartford Dividend and Growth HLS Fund	$157,674,483	$170,948,764
Hartford Healthcare HLS Fund	$9,167,223	$9,890,439
Hartford Global Growth HLS Fund	$30,215,416	$29,497,924
Hartford Disciplined Equity HLS Fund	$29,081,256	$32,554,214
Hartford Growth Opportunities HLS Fund	$61,029,441	$45,548,789
Hartford High Yield HLS Fund	$12,904,068	$20,675,747
Hartford International Opportunities HLS Fund	$25,322,815	$44,346,363
Hartford MidCap Growth HLS Fund	$16,253,466	$10,513,431
Hartford MidCap HLS Fund	$35,415,166	$33,327,582
Hartford MidCap Value HLS Fund	$27,235,963	$27,076,480
Hartford Ultrashort Bond HLS Fund	$11,266,081	$20,807,149
Hartford Small Company HLS Fund	$30,560,417	$20,604,855
Hartford SmallCap Growth HLS Fund	$25,541,920	$18,471,239
Hartford Stock HLS Fund	$65,701,845	$97,437,120
Hartford U.S. Government Securities HLS Fund	$15,815,398	$24,725,880
Hartford Value HLS Fund	$21,224,967	$27,573,802
BlackRock S&P 500 Index V.I. Fund	$19,109,139	$27,591,093
BlackRock Large Cap Focus Growth V.I. Fund	$587,777	$789,289
Jennison 20/20 Focus Portfolio	$185	$31,853
Jennison Portfolio	$—	$4,613
Prudential Value Portfolio	$330	$1,400
Prudential SP International Growth Portfolio	$—	$1,928
Wells Fargo VT Index Asset Allocation Fund	$565,429	$645,809
Wells Fargo VT International Equity Fund	$1,344,562	$468,916
Wells Fargo VT Small Cap Growth Fund	$278,915	$376,398
Wells Fargo VT Discovery Fund	$68,878	$79,067
Wells Fargo VT Opportunity Fund	$136,150	$154,847

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2019 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
Invesco V.I. Government Money Market Fund	4,528,705	4,517,484	11,221
Wells Fargo VT Omega Growth Fund	45,385	136,943	(91,558)
Hartford Balanced HLS Fund	5,562,012	29,595,557	(24,033,545)
Hartford Total Return Bond HLS Fund	13,808,060	25,550,011	(11,741,951)
Hartford Capital Appreciation HLS Fund	3,796,223	26,456,800	(22,660,577)
Hartford Dividend and Growth HLS Fund	4,448,135	31,361,088	(26,912,953)
Hartford Healthcare HLS Fund	234,540	1,384,507	(1,149,967)
Hartford Global Growth HLS Fund	2,273,360	8,775,775	(6,502,415)
Hartford Disciplined Equity HLS Fund	2,660,033	9,380,780	(6,720,747)
Hartford Growth Opportunities HLS Fund	3,054,449	8,976,009	(5,921,560)
Hartford High Yield HLS Fund	2,636,891	7,445,214	(4,808,323)
Hartford International Opportunities HLS Fund	5,906,468	18,706,844	(12,800,376)
Hartford MidCap Growth HLS Fund	460,803	467,838	(7,035)
Hartford MidCap HLS Fund	98,481	3,104,704	(3,006,223)
Hartford MidCap Value HLS Fund	2,015,155	7,667,130	(5,651,975)
Hartford Ultrashort Bond HLS Fund	8,612,920	15,052,387	(6,439,467)
Hartford Small Company HLS Fund	1,456,513	4,994,115	(3,537,602)
Hartford SmallCap Growth HLS Fund	2,590,700	4,752,544	(2,161,844)
Hartford Stock HLS Fund	2,718,158	17,571,546	(14,853,388)
Hartford U.S. Government Securities HLS Fund	11,000,141	19,664,224	(8,664,083)
Hartford Value HLS Fund	1,593,383	10,366,060	(8,772,677)
BlackRock S&P 500 Index V.I. Fund	603,387	2,489,223	(1,885,836)
BlackRock Large Cap Focus Growth V.I. Fund	161,667	278,736	(117,069)
Jennison 20/20 Focus Portfolio	67	2,415	(2,348)
Jennison Portfolio	—	226	(226)
Prudential Value Portfolio	162	133	29
Prudential SP International Growth Portfolio	1	1,168	(1,167)
Wells Fargo VT Index Asset Allocation Fund	28,023	230,426	(202,403)
Wells Fargo VT International Equity Fund	91,880	181,094	(89,214)
Wells Fargo VT Small Cap Growth Fund	11,543	68,371	(56,828)
Wells Fargo VT Discovery Fund	623	2,125	(1,502)
Wells Fargo VT Opportunity Fund	783	5,666	(4,883)

The changes in units outstanding for the period ended December 31, 2018 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
Invesco V.I. Government Money Market Fund	5,516,905	5,202,976	313,929
Wells Fargo VT Omega Growth Fund	12,577	59,989	(47,412)
Hartford Balanced HLS Fund	8,162,730	36,953,134	(28,790,404)
Hartford Total Return Bond HLS Fund	9,509,729	26,321,544	(16,811,815)
Hartford Capital Appreciation HLS Fund	4,469,751	32,042,217	(27,572,466)
Hartford Dividend and Growth HLS Fund	4,517,384	36,368,274	(31,850,890)
Hartford Healthcare HLS Fund	111,922	1,299,183	(1,187,261)
Hartford Global Growth HLS Fund	4,535,135	12,507,270	(7,972,135)
Hartford Disciplined Equity HLS Fund	2,238,195	11,375,082	(9,136,887)
Hartford Growth Opportunities HLS Fund	4,112,956	11,067,316	(6,954,360)
Hartford High Yield HLS Fund	2,827,634	9,633,506	(6,805,872)
Hartford International Opportunities HLS Fund	8,675,359	20,182,433	(11,507,074)
Hartford MidCap Growth HLS Fund	242,456	544,199	(301,743)
Hartford MidCap HLS Fund	147,239	3,504,622	(3,357,383)
Hartford MidCap Value HLS Fund	1,769,644	8,814,832	(7,045,188)
Hartford Ultrashort Bond HLS Fund	15,899,951	15,937,407	(37,456)
Hartford Small Company HLS Fund	3,155,885	7,550,683	(4,394,798)
Hartford SmallCap Growth HLS Fund	2,544,408	5,878,315	(3,333,907)
Hartford Stock HLS Fund	3,189,952	21,647,334	(18,457,382)
Hartford U.S. Government Securities HLS Fund	10,736,906	23,773,718	(13,036,812)
Hartford Value HLS Fund	2,234,658	12,262,091	(10,027,433)
BlackRock S&P 500 Index V.I. Fund	20,079,546	1,994,113	18,085,433
BlackRock Large Cap Focus Growth V.I. Fund	208,084	199,675	8,409
Jennison 20/20 Focus Portfolio	93	13,179	(13,086)
Jennison Portfolio	—	10,759	(10,759)
Prudential Value Portfolio	230	9,164	(8,934)
Prudential SP International Growth Portfolio	—	1,209	(1,209)
Wells Fargo VT Index Asset Allocation Fund	118,228	407,446	(289,218)
Wells Fargo VT International Equity Fund	116,475	302,120	(185,645)
Wells Fargo VT Small Cap Growth Fund	27,213	69,355	(42,142)
Wells Fargo VT Discovery Fund	92	1,923	(1,831)
Wells Fargo VT Opportunity Fund	6,947	16,790	(9,843)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2019. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. Government Money Market Fund
2019	5,102,207	$8.795345	to	$9.885451	$47,983,115	0.80%	to	2.45%	1.63%	to	1.88%	(0.82)%	to	1.09%
2018	5,090,987	$8.868012	to	$9.779295	$47,591,781	0.80%	to	2.55%	0.02%	to	1.54%	(1.01)%	to	0.74%
2017	4,777,058	$8.930295	to	$9.707375	$44,752,860	0.80%	to	2.55%	—%	to	0.55%	(2.21)%	to	(0.24)%
2016	5,626,571	$9.132221	to	$9.730538	$53,194,313	0.80%	to	2.55%	—%	to	0.10%	(2.49)%	to	(0.70)%
2015	4,802,665	$9.365195	to	$9.799314	$46,174,809	0.80%	to	2.55%	0.01%	to	0.01%	(2.51)%	to	(0.79)%
Wells Fargo VT Omega Growth Fund
2019	499,847	$35.437921	to	$45.090650	$4,837,711	1.15%	to	2.35%	—%	to	—%	34.21%	to	35.48%
2018	591,405	$26.157360	to	$33.597598	$4,383,516	1.15%	to	2.35%	—%	to	—%	(1.82)%	to	(0.87)%
2017	638,817	$26.387012	to	$34.219060	$5,032,635	1.15%	to	2.35%	0.01%	to	0.24%	31.82%	to	33.06%
2016	704,868	$19.831134	to	$25.958863	$4,423,824	1.15%	to	2.35%	—%	to	—%	(1.58)%	to	(0.63)%
2015	807,744	$19.957208	to	$26.374297	$5,038,566	1.15%	to	2.35%	—%	to	—%	(0.74)%	to	0.19%
Hartford Balanced HLS Fund
2019	193,923,925	$2.597932	to	$24.793523	$943,284,078	0.40%	to	2.55%	1.91%	to	1.97%	19.71%	to	22.31%
2018	217,957,470	$2.124107	to	$20.712015	$877,887,362	0.40%	to	2.55%	1.95%	to	2.02%	(7.63)%	to	(5.62)%
2017	246,747,874	$2.250569	to	$22.422340	$1,062,358,737	0.40%	to	2.55%	1.72%	to	2.41%	12.68%	to	15.13%
2016	278,392,228	$1.954815	to	$19.898825	$1,052,747,522	0.40%	to	2.55%	2.71%	to	2.83%	3.37%	to	5.61%
2015	318,046,703	$1.850919	to	$19.250700	$1,151,822,744	0.40%	to	2.55%	1.31%	to	1.31%	(2.34)%	to	(0.22)%
Hartford Total Return Bond HLS Fund
2019	134,716,515	$2.244578	to	$13.801395	$392,541,560	0.40%	to	2.55%	3.76%	to	3.96%	7.87%	to	10.21%
2018	146,458,466	$2.036658	to	$12.794976	$392,201,094	0.40%	to	2.55%	3.94%	to	4.04%	(3.30)%	to	(1.20)%
2017	163,270,281	$2.061450	to	$13.232289	$446,631,052	0.40%	to	2.55%	2.97%	to	3.14%	2.51%	to	4.74%
2016	177,331,939	$1.968185	to	$12.908151	$467,443,964	0.40%	to	2.55%	2.58%	to	2.71%	1.86%	to	4.08%
2015	203,642,411	$1.891093	to	$12.672052	$519,397,566	0.40%	to	2.55%	3.06%	to	3.12%	(3.09)%	to	(0.98)%
Hartford Capital Appreciation HLS Fund
2019	162,792,993	$5.478898	to	$32.389288	$1,577,716,064	0.80%	to	2.55%	0.92%	to	1.16%	27.66%	to	30.24%
2018	185,453,570	$4.206931	to	$25.371357	$1,387,079,538	0.80%	to	2.55%	0.67%	to	0.89%	(9.52)%	to	(7.70)%
2017	213,026,036	$4.557803	to	$28.040431	$1,728,586,567	0.80%	to	2.55%	0.82%	to	1.09%	18.75%	to	21.17%
2016	246,559,067	$3.761622	to	$23.612886	$1,646,017,785	0.80%	to	2.55%	1.02%	to	1.09%	2.59%	to	4.68%
2015	287,688,269	$3.593428	to	$23.016388	$1,828,090,300	0.80%	to	2.55%	0.62%	to	0.84%	(1.75)%	to	0.21%
Hartford Dividend and Growth HLS Fund
2019	183,700,326	$4.015332	to	$30.105175	$1,086,370,338	0.40%	to	2.55%	1.67%	to	1.89%	25.07%	to	28.09%
2018	210,613,279	$3.420114	to	$24.070196	$979,904,185	0.80%	to	2.55%	1.81%	to	1.87%	(7.94)%	to	(6.07)%
2017	242,464,169	$3.641297	to	$26.146460	$1,208,010,390	0.80%	to	2.55%	1.37%	to	1.61%	15.14%	to	17.41%
2016	279,738,360	$3.101235	to	$22.708926	$1,189,671,255	0.80%	to	2.55%	1.97%	to	2.08%	11.70%	to	13.97%
2015	321,237,822	$2.721082	to	$20.330445	$1,201,832,788	0.80%	to	2.55%	1.02%	to	1.43%	(3.89)%	to	(1.94)%
Hartford Healthcare HLS Fund
2019	8,061,360	$8.699127	to	$44.382154	$62,386,569	0.80%	to	2.55%	—%	to	—%	30.32%	to	32.88%
2018	9,211,327	$6.546429	to	$34.057047	$54,007,334	0.80%	to	2.55%	—%	to	0.10%	(5.41)%	to	(3.44)%
2017	10,398,588	$6.779978	to	$36.003580	$63,615,697	0.80%	to	2.55%	—%	to	—%	18.89%	to	21.29%
2016	11,487,014	$5.589978	to	$30.282716	$58,451,658	0.80%	to	2.55%	3.31%	to	3.53%	(10.94)%	to	(9.12)%
2015	13,037,228	$6.151035	to	$34.002148	$73,635,373	0.80%	to	2.55%	—%	to	—%	10.13%	to	12.31%
Hartford Global Growth HLS Fund
2019	51,906,046	$3.459976	to	$35.577402	$177,483,958	0.80%	to	2.55%	0.51%	to	0.52%	29.28%	to	31.56%
2018	58,408,461	$2.629996	to	$27.520314	$153,370,706	0.80%	to	2.55%	0.27%	to	0.52%	(6.23)%	to	(4.57)%
2017	66,380,596	$2.756002	to	$29.348460	$182,664,586	0.80%	to	2.55%	0.51%	to	0.53%	29.39%	to	31.67%
2016	72,903,605	$2.093127	to	$22.682648	$153,417,357	0.80%	to	2.55%	0.67%	to	0.69%	(0.61)%	to	1.14%
2015	85,691,969	$2.069529	to	$22.822896	$179,031,817	0.80%	to	2.55%	0.50%	to	0.52%	5.32%	to	7.18%
Hartford Disciplined Equity HLS Fund
2019	50,813,147	$3.577763	to	$38.356975	$184,271,470	0.80%	to	2.55%	0.72%	to	0.92%	30.75%	to	33.05%
2018	57,533,894	$2.688975	to	$29.337062	$158,399,093	0.80%	to	2.55%	0.49%	to	0.75%	(4.46)%	to	(2.77)%
2017	66,670,781	$2.765691	to	$30.707106	$188,928,650	0.80%	to	2.55%	0.92%	to	1.04%	18.85%	to	20.95%
2016	77,020,488	$2.286715	to	$25.837095	$181,201,385	0.80%	to	2.55%	0.85%	to	1.02%	3.10%	to	4.92%
2015	89,405,114	$2.179532	to	$25.060840	$201,194,993	0.80%	to	2.55%	0.74%	to	1.44%	4.15%	to	5.98%
Hartford Growth Opportunities HLS Fund
2019	47,810,772	$5.807660	to	$41.415316	$238,702,949	0.40%	to	2.55%	—%	to	—%	27.40%	to	30.16%
2018	53,732,332	$4.461829	to	$32.509354	$209,182,121	0.40%	to	2.55%	—%	to	—%	(2.01)%	to	0.13%
2017	60,686,692	$4.456210	to	$33.174558	$238,977,027	0.40%	to	2.55%	—%	to	—%	27.17%	to	29.93%
2016	67,631,677	$3.429784	to	$26.087593	$206,213,112	0.40%	to	2.55%	0.43%	to	0.47%	(3.00)%	to	(0.89)%
2015	81,629,387	$3.460506	to	$26.893486	$252,355,701	0.40%	to	2.55%	0.03%	to	0.13%	8.92%	to	11.29%
Hartford High Yield HLS Fund
2019	38,416,869	$2.892752	to	$23.410880	$105,924,626	0.80%	to	2.55%	5.89%	to	5.93%	12.16%	to	14.14%
2018	43,225,192	$2.534330	to	$20.872097	$105,321,814	0.80%	to	2.55%	5.73%	to	5.89%	(5.88)%	to	(4.21)%
2017	50,031,064	$2.645838	to	$22.175220	$128,410,152	0.80%	to	2.55%	5.81%	to	5.94%	4.90%	to	6.75%
2016	56,485,362	$2.478598	to	$21.140145	$136,525,130	0.80%	to	2.55%	3.69%	to	6.09%	11.37%	to	13.34%
2015	64,117,780	$2.186871	to	$18.981158	$136,564,163	0.80%	to	2.55%	6.44%	to	6.65%	(6.71)%	to	(5.07)%
Hartford International Opportunities HLS Fund
2019	110,346,681	$2.286170	to	$19.794451	$282,662,241	0.80%	to	2.55%	1.92%	to	1.87%	23.24%	to	25.42%
2018	123,147,057	$1.822827	to	$16.061195	$253,108,823	0.80%	to	2.55%	1.54%	to	1.94%	(20.79)%	to	(19.39)%
2017	134,654,131	$2.261383	to	$20.277638	$347,497,654	0.80%	to	2.55%	1.47%	to	1.61%	22.10%	to	24.25%
2016	150,412,212	$1.819965	to	$16.607316	$312,953,522	0.80%	to	2.55%	1.61%	to	1.67%	(1.29)%	to	0.45%
2015	172,053,781	$1.811811	to	$16.824799	$358,923,952	0.80%	to	2.55%	1.41%	to	1.65%	(0.69)%	to	1.06%
Hartford MidCap Growth HLS Fund
2019	1,597,164	$26.033207	to	$37.323308	$38,289,017	0.80%	to	2.55%	0.27%	to	0.52%	36.05%	to	38.67%
2018	1,604,199	$18.773114	to	$27.433891	$27,963,462	0.80%	to	2.55%	0.38%	to	0.68%	(12.51)%	to	(10.77)%
2017	1,905,942	$21.038858	to	$31.357925	$37,421,391	0.80%	to	2.55%	0.45%	to	0.85%	11.07%	to	13.51%
2016	2,272,980	$18.534168	to	$28.231984	$39,631,914	0.80%	to	2.55%	0.94%	to	1.44%	13.41%	to	15.56%
2015	2,430,348	$16.038953	to	$24.894745	$37,027,846	0.80%	to	2.55%	0.96%	to	1.20%	(7.36)%	to	(5.49)%
Hartford MidCap HLS Fund
2019	22,682,189	$8.590060	to	$37.223130	$242,891,977	0.80%	to	2.55%	—%	to	0.17%	29.16%	to	31.81%
2018	25,688,412	$6.517170	to	$28.819655	$209,983,986	0.80%	to	2.55%	—%	to	0.03%	(9.97)%	to	(8.18)%
2017	29,045,795	$7.097976	to	$32.012663	$259,709,337	0.80%	to	2.55%	—%	to	—%	21.04%	to	23.48%
2016	32,993,588	$5.748452	to	$26.447490	$240,561,472	0.80%	to	2.55%	0.03%	to	0.17%	8.88%	to	11.09%
2015	37,334,526	$5.174805	to	$24.291157	$246,109,550	0.80%	to	2.55%	0.08%	to	0.08%	(1.21)%	to	0.79%
Hartford MidCap Value HLS Fund
2019	44,298,741	$4.518744	to	$35.285831	$162,251,609	0.40%	to	2.55%	1.01%	to	1.04%	27.90%	to	30.68%
2018	49,950,716	$3.457913	to	$27.588682	$141,550,856	0.40%	to	2.55%	0.54%	to	1.01%	(16.72)%	to	(14.91)%
2017	56,995,904	$4.063936	to	$33.129172	$191,909,075	0.40%	to	2.55%	0.50%	to	0.56%	10.61%	to	13.01%
2016	64,639,689	$3.595949	to	$29.950878	$194,799,785	0.40%	to	2.55%	0.53%	to	0.54%	9.98%	to	12.37%
2015	73,223,975	$3.200132	to	$27.233257	$198,831,957	0.40%	to	2.55%	0.14%	to	0.58%	(3.70)%	to	(1.61)%
Hartford Ultrashort Bond HLS Fund
2019	60,080,685	$1.204297	to	$7.921855	$79,823,214	0.40%	to	2.55%	1.64%	to	1.89%	(0.04)%	to	2.40%
2018	66,520,152	$1.176026	to	$7.924972	$88,587,717	0.40%	to	2.55%	0.86%	to	1.15%	(1.28)%	to	1.16%
2017	66,557,608	$1.162574	to	$8.027551	$88,103,648	0.40%	to	2.55%	—%	to	0.81%	(1.74)%	to	0.61%
2016	74,206,401	$1.155565	to	$8.169375	$98,493,130	0.40%	to	2.55%	0.14%	to	0.46%	(1.89)%	to	0.56%
2015	86,898,704	$1.149177	to	$8.326716	$116,065,166	0.40%	to	2.55%	—%	to	0.32%	(2.61)%	to	(0.28)%
Hartford Small Company HLS Fund
2019	32,014,899	$4.241773	to	$33.096769	$145,354,825	0.80%	to	2.55%	—%	to	—%	33.33%	to	35.91%
2018	35,552,501	$3.121108	to	$24.822863	$118,977,784	0.80%	to	2.55%	—%	to	—%	(6.92)%	to	(5.00)%
2017	39,947,299	$3.285232	to	$26.667265	$142,081,186	0.80%	to	2.55%	—%	to	—%	22.88%	to	25.36%
2016	44,738,465	$2.620730	to	$22.138332	$127,116,555	0.80%	to	2.55%	—%	to	—%	(0.53)%	to	1.23%
2015	50,571,939	$2.588853	to	$22.255194	$143,602,098	0.80%	to	2.55%	—%	to	—%	(10.52)%	to	(8.94)%
Hartford SmallCap Growth HLS Fund
2019	25,250,650	$4.701483	to	$43.675969	$101,474,679	0.40%	to	2.55%	—%	to	—%	32.40%	to	35.27%
2018	27,412,494	$3.475579	to	$32.988899	$82,723,342	0.40%	to	2.55%	—%	to	—%	(13.92)%	to	(12.05)%
2017	30,746,401	$3.951837	to	$38.325534	$106,516,392	0.40%	to	2.55%	0.04%	to	0.04%	17.05%	to	19.59%
2016	35,423,685	$3.304355	to	$32.742232	$103,816,919	0.40%	to	2.55%	0.15%	to	0.15%	9.54%	to	11.92%
2015	40,933,856	$2.952296	to	$29.889338	$108,172,352	0.40%	to	2.55%	0.08%	to	0.09%	(3.05)%	to	(0.94)%
Hartford Stock HLS Fund
2019	91,231,812	$2.800011	to	$36.594446	$613,041,013	0.80%	to	2.55%	1.63%	to	1.67%	27.92%	to	30.17%
2018	106,085,200	$2.150962	to	$28.607819	$543,905,334	0.80%	to	2.55%	1.28%	to	1.56%	(2.66)%	to	(0.94)%
2017	124,542,582	$2.171356	to	$29.389065	$637,601,231	0.80%	to	2.55%	1.78%	to	1.84%	16.83%	to	18.89%
2016	142,792,483	$1.826320	to	$25.155143	$614,358,805	0.80%	to	2.55%	1.61%	to	1.78%	4.71%	to	6.56%
2015	164,122,121	$1.713905	to	$24.023479	$660,643,292	0.80%	to	2.55%	0.23%	to	1.70%	0.16%	to	1.92%
Hartford U.S. Government Securities HLS Fund
2019	87,984,813	$1.402151	to	$9.903873	$107,594,746	0.80%	to	2.55%	2.56%	to	4.62%	2.57%	to	4.38%
2018	96,648,896	$1.343335	to	$9.655963	$113,690,954	0.80%	to	2.55%	2.10%	to	2.41%	(1.69)%	to	0.04%
2017	109,685,708	$1.342734	to	$9.822110	$130,137,499	0.80%	to	2.55%	2.14%	to	2.36%	(1.23)%	to	0.51%
2016	122,198,182	$1.335905	to	$9.944683	$145,441,354	0.80%	to	2.55%	1.71%	to	2.13%	(1.02)%	to	0.73%
2015	136,990,456	$1.326201	to	$10.046689	$164,814,005	0.80%	to	2.55%	1.78%	to	2.56%	(1.00)%	to	0.75%
Hartford Value HLS Fund
2019	55,757,929	$3.177596	to	$27.304817	$155,807,188	0.80%	to	2.55%	1.95%	to	2.04%	24.50%	to	26.69%
2018	64,530,606	$2.508097	to	$21.932294	$143,112,639	0.80%	to	2.55%	1.44%	to	1.66%	(12.44)%	to	(10.90)%
2017	74,558,039	$2.814832	to	$25.049487	$187,231,861	0.80%	to	2.55%	1.44%	to	1.72%	12.53%	to	14.52%
2016	86,264,158	$2.457922	to	$22.259303	$190,677,018	0.80%	to	2.55%	1.76%	to	3.76%	10.83%	to	12.79%
2015	99,435,533	$2.179247	to	$20.083965	$196,284,272	0.80%	to	2.55%	1.34%	to	1.50%	(5.52)%	to	(3.85)%
BlackRock S&P 500 Index V.I. Fund
2019	16,199,597	$11.293922	to	$11.678382	$188,051,722	0.80%	to	2.55%	2.11%	to	2.23%	28.04%	to	30.30%
2018	18,085,433	$8.820816	to	$8.962910	$162,274,100	0.80%	to	2.55%	1.02%	to	1.03%	(11.79)%	to	(10.37)%
BlackRock Large Cap Focus Growth V.I. Fund
2019	343,292	$2.872208	to	$40.929970	$1,162,499	1.25%	to	2.55%	—%	to	—%	29.36%	to	31.05%
2018	460,361	$2.191656	to	$31.640468	$1,162,623	1.25%	to	2.55%	—%	to	—%	0.42%	to	1.73%
2017	451,952	$2.154317	to	$31.508638	$1,134,293	1.25%	to	2.55%	0.04%	to	0.05%	26.30%	to	27.95%
2016	334,910	$1.683737	to	$24.947952	$685,180	1.25%	to	2.55%	0.67%	to	0.70%	5.17%	to	6.54%
2015	505,371	$1.580319	to	$23.721909	$913,685	1.25%	to	2.55%	0.61%	to	0.64%	0.14%	to	1.45%
Jennison 20/20 Focus Portfolio
2019	14,046	$2.819214	to	$3.228222	$78,252	1.45%	to	2.30%	—%	to	—%	25.48%	to	26.55%
2018	16,394	$2.246688	to	$2.550885	$90,775	1.45%	to	2.30%	—%	to	—%	(7.87)%	to	(7.08)%
2017	29,480	$2.438554	to	$2.745278	$136,038	1.45%	to	2.30%	—%	to	—%	26.80%	to	27.88%
2016	30,883	$1.923191	to	$2.146788	$112,943	1.45%	to	2.30%	—%	to	—%	(1.07)%	to	(0.23)%
2015	36,723	$1.944031	to	$2.151677	$162,622	1.45%	to	2.30%	—%	to	—%	3.46%	to	4.34%
Jennison Portfolio
2019	87,084	$2.053324	to	$2.506691	$246,916	1.45%	to	2.30%	—%	to	—%	29.81%	to	30.91%
2018	87,310	$1.568468	to	$1.931108	$189,769	1.45%	to	2.30%	—%	to	—%	(3.43)%	to	(2.60)%
2017	98,069	$1.610381	to	$1.999648	$218,894	1.45%	to	2.30%	—%	to	—%	33.04%	to	34.17%
2016	98,069	$1.200231	to	$1.503055	$163,766	1.45%	to	2.30%	—%	to	—%	(3.54)%	to	(2.71)%
2015	98,069	$1.233693	to	$1.558138	$168,977	1.45%	to	2.30%	—%	to	—%	8.51%	to	9.43%
Prudential Value Portfolio
2019	36,921	$2.132851	to	$2.276795	$83,368	1.45%	to	1.80%	—%	to	—%	23.34%	to	23.77%
2018	36,892	$1.729213	to	$1.839481	$67,332	1.45%	to	1.80%	—%	to	—%	(11.84)%	to	(11.53)%
2017	45,826	$1.961356	to	$2.079124	$93,662	1.45%	to	1.80%	—%	to	—%	14.43%	to	14.83%
2016	45,741	$1.714041	to	$1.810623	$81,503	1.45%	to	1.80%	—%	to	—%	8.98%	to	9.36%
2015	46,956	$1.572872	to	$1.655693	$76,514	1.45%	to	1.80%	—%	to	—%	(10.18)%	to	(9.86)%
Prudential SP International Growth Portfolio
2019	13,131	$1.493861	to	$1.594698	$19,839	1.45%	to	1.80%	—%	to	—%	29.56%	to	30.01%
2018	14,298	$1.153064	to	$1.226608	$16,688	1.45%	to	1.80%	—%	to	—%	(14.75)%	to	(14.45)%
2017	15,507	$1.352637	to	$1.433874	$21,240	1.45%	to	1.80%	—%	to	—%	33.00%	to	33.47%
2016	16,393	$1.016989	to	$1.074306	$16,884	1.45%	to	1.80%	—%	to	—%	(5.87)%	to	(5.54)%
2015	20,236	$1.080426	to	$1.137329	$22,175	1.45%	to	1.80%	—%	to	—%	1.25%	to	1.60%
Wells Fargo VT Index Asset Allocation Fund
2019	2,301,245	$2.778741	to	$24.998573	$5,784,495	1.15%	to	2.55%	0.97%	to	1.09%	17.13%	to	18.78%
2018	2,503,648	$2.339348	to	$21.342064	$5,258,076	1.15%	to	2.55%	0.97%	to	1.01%	(5.35)%	to	(4.01)%
2017	2,792,866	$2.437177	to	$22.548200	$6,158,784	1.15%	to	2.55%	0.74%	to	0.74%	9.42%	to	10.97%
2016	3,009,071	$2.196343	to	$20.606454	$6,036,396	1.15%	to	2.55%	0.70%	to	0.89%	4.96%	to	6.44%
2015	3,392,294	$2.063474	to	$19.632756	$6,403,060	1.15%	to	2.55%	0.99%	to	1.03%	(1.30)%	to	0.09%
Wells Fargo VT International Equity Fund
2019	890,660	$13.579978	to	$15.369429	$2,459,227	1.15%	to	2.45%	3.73%	to	3.86%	12.69%	to	14.17%
2018	979,874	$12.050218	to	$13.462107	$2,318,148	1.15%	to	2.45%	12.11%	to	13.28%	(19.28)%	to	(18.22)%
2017	1,165,519	$14.928684	to	$16.462248	$3,211,509	1.15%	to	2.45%	2.77%	to	2.79%	21.33%	to	22.92%
2016	1,305,545	$12.304057	to	$13.392901	$3,050,914	1.15%	to	2.45%	2.94%	to	3.32%	0.79%	to	2.11%
2015	1,493,343	$12.207047	to	$13.115614	$3,433,190	1.15%	to	2.45%	3.92%	to	4.17%	(0.18)%	to	0.64%
Wells Fargo VT Small Cap Growth Fund
2019	276,951	$3.988378	to	$26.631492	$1,479,610	1.15%	to	2.35%	—%	to	—%	22.40%	to	23.40%
2018	333,779	$3.231967	to	$33.054960	$1,470,449	1.15%	to	2.45%	—%	to	—%	(1.14)%	to	0.15%
2017	375,921	$3.227100	to	$33.437212	$1,720,011	1.15%	to	2.45%	—%	to	—%	22.82%	to	24.42%
2016	426,543	$2.593710	to	$27.225627	$1,530,843	1.15%	to	2.45%	—%	to	—%	5.14%	to	6.52%
2015	485,932	$2.435065	to	$25.894774	$1,586,185	1.15%	to	2.45%	—%	to	—%	(5.23)%	to	(3.99)%
Wells Fargo VT Discovery Fund
2019	12,728	$36.885164	to	$42.364838	$489,327	1.25%	to	2.20%	—%	to	—%	36.00%	to	37.30%
2018	14,230	$27.121405	to	$30.856554	$402,043	1.25%	to	2.20%	—%	to	—%	(9.09)%	to	(8.22)%
2017	16,061	$29.831842	to	$33.619130	$497,906	1.25%	to	2.20%	—%	to	—%	26.32%	to	27.53%
2016	17,303	$23.615567	to	$26.669462	$422,954	1.15%	to	2.20%	—%	to	—%	5.30%	to	6.41%
2015	20,796	$22.426308	to	$25.061863	$481,937	1.15%	to	2.20%	—%	to	—%	(3.61)%	to	(2.59)%
Wells Fargo VT Opportunity Fund
2019	41,996	$23.538047	to	$30.533706	$1,074,086	1.15%	to	2.35%	0.37%	to	0.55%	28.75%	to	29.96%
2018	46,879	$18.281548	to	$23.493970	$930,315	1.15%	to	2.35%	0.19%	to	0.44%	(9.09)%	to	(8.21)%
2017	56,722	$20.109675	to	$25.594688	$1,227,235	1.15%	to	2.35%	0.77%	to	0.92%	17.92%	to	19.06%
2016	70,181	$17.053287	to	$21.496992	$1,298,250	1.15%	to	2.35%	—%	to	2.32%	9.91%	to	10.95%
2015	71,140	$15.516077	to	$19.376182	$1,185,319	1.15%	to	2.35%	0.17%	to	0.40%	(5.10)%	to	(4.19)%
*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

7. Subsequent Events:

The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID 19 public health crises and its impact on financial markets. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods. -------- Aside from the COVID-19 subsequent event, Management has evaluated events subsequent to December 31, 2019 and through April 16, 2020, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life and Annuity
Insurance Company

Independent Auditors' Report

Financial Statements - Statutory-Basis
As of December 31, 2019 and 2018, and for the
Years Ended December 31, 2019, 2018 and 2017

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

CONTENTS

Independent Auditors' Report Financial Statements - Statutory-Basis:	Page:
1-2
Admitted Assets, Liabilities and Capital and Surplus	3
Statements of Operations	4
Statements of Changes in Capital and Surplus	5
Statements of Cash Flows	6
Notes to Statutory-Basis Financial Statements	7-47

Deloitte & Touche LLP City Place I, 33rd Floor 185 Asylum Street Hartford, CT 06103-3402 USA Tel: +1 860 725 3000 Fax: +1 860 725 3500 www.deloitte.com

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Talcott Resolution Life and Annuity Insurance Company

We have audited the accompanying statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2019 and 2018, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2019, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Connecticut Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department as described in Note 2 to the statutory-basis financial statements.

April 9, 2020

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Admitted assets	As of December 31,
	2019	2018

Bonds	$4,549,159,315	$4,865,299,931
Common and preferred stocks	20,264,998	74,787,289
Mortgage loans on real estate	843,320,642	813,842,343
Contract loans	99,925,503	102,624,474
Cash, cash equivalents and short-term investments	409,620,396	411,559,219
Derivatives	161,703,961	320,583,251
Other invested assets	565,761,812	647,771,721
Total cash and invested assets	6,649,756,627	7,236,469,228

Investment income due and accrued	132,100,186	245,596,354
Amounts recoverable for reinsurance	55,758,749	47,565,210
Federal income tax recoverable	32,580,526	—
Net deferred tax asset	127,732,739	151,087,642
Other assets	35,933,521	33,915,792
Separate Account assets	27,243,815,730	25,094,122,246
Total admitted assets	$34,277,678,078	$32,808,756,472

Liabilities
Aggregate reserves for future benefits	4,972,838,503	5,233,328,858
Liability for deposit-type contracts	216,142,238	475,343,509
Policy and contract claim liabilities	23,710,557	27,366,658
Asset valuation reserve	128,507,852	83,428,299
Interest maintenance reserve	86,725,788	74,169,072
Payables to parent, subsidiaries and affiliates	131,359,329	5,900,113
Accrued expense allowances and amounts due from Separate Accounts	(49,902,368)	(69,229,362)
Federal income tax payable	—	3,174,050
Collateral on derivatives	170,792,087	326,905,245
Other liabilities	374,404,028	393,409,188
Separate Account liabilities	27,243,815,730	25,094,122,246
Total liabilities	33,298,393,744	31,647,917,876

Capital and surplus
Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	2,500,000	2,500,000
Aggregate write-ins for other than special surplus funds	223,338,361	247,027,489
Gross paid-in and contributed surplus	85,431,561	335,431,561
Unassigned surplus	668,014,412	575,879,546
Total capital and surplus	979,284,334	1,160,838,596

Total liabilities and capital and surplus	$34,277,678,078	$32,808,756,472

See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

Revenues	For the years ended December 31,
	2019	2018	2017

Premiums and annuity considerations	$120,006,752	$(1,618,469,704)	$229,944,396
Net investment income	315,441,264	322,352,994	190,038,803
Commissions and expense allowances on reinsurance ceded	45,974,076	93,414,624	50,225,342
Reserve adjustments on reinsurance ceded	(481,495,984)	(480,192,551)	(417,797,985)
Fee income	589,064,520	638,788,496	644,400,420
Other revenues	5,884,135	14,128,841	42,903,753
Total revenues	594,874,763	(1,029,977,300)	739,714,729

Benefits and expenses
Death and annuity benefits	286,737,104	341,052,574	289,643,427
Disability and other benefits	1,978,373	2,269,037	2,827,546
Surrenders and other fund withdrawals	3,097,282,584	3,547,633,620	3,751,789,440
Commissions and expense allowances	146,733,495	164,554,433	178,558,400
Decrease in aggregate reserves for life and accident and health policies	(203,593,511)	(1,487,088,683)	(162,421,037)
General insurance expenses	87,088,671	75,868,684	123,184,418
Net transfers from Separate Accounts	(3,102,888,025)	(3,527,763,579)	(3,630,136,263)
Modified coinsurance adjustment on reinsurance assumed	(141,122,030)	(112,018,578)	(116,528,553)
IMR adjustment on reinsurance ceded	—	(241,578,915)	—
Other expenses	41,247,764	59,033,784	32,540,135
Total benefits and expenses	213,464,425	(1,178,037,623)	469,457,513

Net gain from operations before federal income tax benefit	381,410,338	148,060,323	270,257,216
Federal income tax benefit	(27,159,346)	(32,642,950)	(49,931,703)
Net gain from operations	408,569,684	180,703,273	320,188,919

Net realized capital losses, after tax	(12,360,382)	(115,657,101)	(149,376,830)
Net income	$396,209,302	$65,046,172	$170,812,089

See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	For the years ended December 31,
	2019	2018	2017

Balance, beginning and end of year	$2,500,000	$2,500,000	$2,500,000

Gross paid-in and contributed surplus
Balance, beginning of year	335,431,561	604,729,448	603,493,466
Capital (return) paid-in	(250,000,000)	(269,297,887)	1,235,982
Balance, end of year	85,431,561	335,431,561	604,729,448

Aggregate write-ins for other than special surplus funds
Balance, beginning of year	247,027,489	197,246,618	222,837,141
Amortization, increases and (decreases) of gain on inforce reinsurance	(23,689,128)	49,780,871	(25,590,523)
Balance, end of year	223,338,361	247,027,489	197,246,618

Unassigned funds
Balance, beginning of year	575,879,546	334,495,622	1,084,927,740

Net income	396,209,302	65,046,172	170,812,089
Change in net unrealized capital gains (losses) on investments, net of tax	(301,668,972)	212,915,290	(109,722,808)
Change in net unrealized foreign exchange capital gains (losses)	(1,967,237)	557,389	(14,980,533)
Change in net deferred income tax	(28,199,411)	(233,679,225)	(219,472,793)
Change in reserve on account of change in valuation basis decrease	56,896,844	—	—
Change in asset valuation reserve	(45,079,553)	(48,533,710)	1,117,643
Change in nonadmitted assets	15,943,893	245,078,008	421,814,284
Dividends to stockholder	—	—	(1,000,000,000)
Balance, end of year	668,014,412	575,879,546	334,495,622

Capital and surplus
Balance, end of year	$979,284,334	$1,160,838,596	$1,138,971,688

See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

Operating activities	For the years ended December 31,
	2019	2018	2017

Premiums and annuity considerations	$120,211,243	$183,549,960	$231,198,846
Net investment income	439,672,388	328,002,909	199,571,411
Reserve adjustments on reinsurance	(481,495,984)	(480,192,551)	(417,797,985)
Miscellaneous income	612,347,118	698,479,984	704,599,200
Total income	690,734,765	729,840,302	717,571,472
Benefits paid	3,438,350,617	4,026,401,584	4,300,016,692
Federal income tax recovered	12,692,835	(145,161,928)	(59,115,506)
Net transfers from Separate Accounts	(3,122,215,019)	(3,548,179,839)	(3,659,424,090)
Other expenses	242,486,361	301,997,730	226,065,484
Total benefits and expenses	571,314,794	635,057,547	807,542,580
Net cash provided by (used for) operating activities	119,419,971	94,782,755	(89,971,108)
Investing activities
Proceeds from investments sold, matured or repaid
Bonds	1,237,813,039	1,720,507,430	2,807,162,298
Common and preferred stocks	66,030,101	25,803,407	32,840,796
Mortgage loans	81,888,745	104,437,923	85,176,014
Derivatives and other	199,003,059	205,084,143	56,804,882
Total investment proceeds	1,584,734,944	2,055,832,903	2,981,983,990
Cost of investments acquired
Bonds	912,788,647	1,425,766,165	1,819,659,091
Common and preferred stocks	3,294,932	26,359,180	55,937,647
Mortgage loans	111,438,828	191,448,243	61,365,000
Derivatives and other	178,022,586	176,867,059	251,102,849
Total investments acquired	1,205,544,993	1,820,440,647	2,188,064,587
Net decrease in contract loans	(2,699,971)	(3,935,381)	(5,719,439)
Net cash provided by investing activities	381,889,922	239,327,637	799,638,842
Financing and miscellaneous activities
Return of paid-in surplus	(250,000,000)	(271,876,214)	—
Dividends to stockholder	—	—	1,000,000,000
Other cash (used) provided	(253,248,716)	(197,971,400)	139,031,582
Net cash used for financing and miscellaneous activities	(503,248,716)	(469,847,614)	(860,968,418)
Net (decrease) increase in cash, cash equivalents and short-term investments	(1,938,823)	(135,737,222)	(151,300,684)
Cash, cash equivalents and short-term investments, beginning of year	411,559,219	547,296,441	698,597,125
Cash, cash equivalents and short-term investments, end of year	$409,620,396	$411,559,219	$547,296,441
Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds and other invested assets	(99,820,813)	(39,881,791)	(24,411,592)
Non-cash acquisitions from invested asset exchanges - bonds and other invested assets	(99,820,813)	(39,881,791)	(24,411,592)
Non-cash proceeds from sale of affiliate holding - other invested asset	—	(11,410,309)	—
Non-cash acquisition from sale of affiliate holding - common stocks	—	(11,410,309)	—
Capital contribution from former parent to settle intercompany balances related to stock compensation	—	(2,578,327)	(1,235,984)
Non-cash impacts of DTA adjustment not yet settled	—	—	(2,160,604)
Non-cash impacts of Tax Reform - tax receivable	—	—	(173,530,179)
Non-cash impacts of Tax Reform and DTA adjustment not yet settled - deferred income tax surplus	—	—	(175,690,783)
Non-cash transfer of bonds acquired for assumption reinsurance	—	3,448,021,646	—
Non-cash transfer of mortgage loans acquired for assumption reinsurance	—	649,122,178	—
Non-cash transfer of other invested assets acquired for assumption reinsurance	—	558,473,453	—
Non-cash transfer of reserves for assumption reinsurance	—	(3,259,322,631)	—
Non-cash transfer of deposit liability for assumption reinsurance	—	(1,276,223,336)	—
Non-cash transfer of IMR liability for assumption reinsurance	—	(110,419,414)	—
Non-cash transfer of other for assumption reinsurance	—	(9,651,896)	—
Non-cash transfer of bonds sold for reinsurance	—	(2,220,227,957)	—
Non-cash transfer of mortgage loans sold for reinsurance	—	(392,591,994)	—
Non-cash transfer of premium for reinsurance	—	1,801,211,602	—
Non-cash transfer of deposit liability for reinsurance	—	1,039,068,007	—
Non-cash transfer of IMR liability for reinsurance	—	(241,578,915)	—
Non-cash transfer of other for reinsurance	—	14,119,257	—
See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

1. Organization and Description of Business

Talcott Resolution Life and Annuity Insurance Company (“TLA” or the “Company”) is a wholly-owned subsidiary of Talcott Resolution Life Insurance Company ("TL"), formerly Hartford Life Insurance Company ("HLIC") which is a direct subsidiary of Talcott Resolution Life, Inc. ("TLI").

On May 31, 2018, Hartford Holdings, Inc. (“HHI”), an indirect parent company of the Company and a direct wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), sold all of the issued and outstanding equity of TLI, TL's parent, to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. Under the terms of the purchase and sale agreement, the investor group formed Hopmeadow Holdings, LP, a limited partnership, that acquired TLI and its life and annuity insurance operating subsidiaries consisting primarily of TL and the Company. As part of the transaction, the Company has a new indirect parent company.

In April 2018, the Company's direct parent, Hartford Life International Holding Company ("HLIHC"), was dissolved and the Company became a direct subsidiary of TL.

The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of TLA have been prepared in conformity with statutory accounting practices prescribed or permitted by State of Connecticut Insurance Department ("the Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2019	2018	2017
Net income
1. TLA state basis			$396,209,302	$65,046,172	$170,812,089
2. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	4	(42,350,753)	(48,356,117)	2,328,071
			(42,350,753)	(48,356,117)	2,328,071
3. State permitted practices that change NAIC SAP			—	—	—
4. Net SAP (1-2-3=4)	61	4	$438,560,055	$113,402,289	$168,484,018
Surplus
5. TLA state basis			$979,284,334	$1,160,838,596	$1,138,971,688
6. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	5	31,302,747	73,653,500	122,009,617
			31,302,747	73,653,500	122,009,617
7. State permitted practices that change NAIC SAP			—	—	—
8. NAIC SAP (5-6-7=8)	61	5	$947,981,587	$1,087,185,096	$1,016,962,071

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The surplus adjustments were calculated using the federal corporate tax rate in effect at that time.

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.
for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.
recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.
development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

4.	exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

5.
establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.
the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

7.
for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder’s Equity;

8.
for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

9.
the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.
deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

11.	comprehensive income and its components are not presented in the statutory-basis financial statements;

12.
for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity.

13.
embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts

Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1960, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 2.00% to 11.00% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2019 and 2018, the Company had $11,141,055 and $91,382,835, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2019 and 2018 totaled $140,561 and $248,954, respectively, also subject to 100% reinsurance to Prudential.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2019 is presented below:

A. INDIVIDUAL ANNUITIES

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a. With market value adjustment	$7,380,796	$—	$—	$7,380,796	0.03%
b. At book value less current surrender charge of 5% or more	2,632,624	—	—	2,632,624	0.01%
c. At fair value	—	—	21,932,051,270	21,932,051,270	78.96%
d. Total with market value adjustment or at fair value	10,013,420	—	21,932,051,270	21,942,064,690	79.00%
e. At book value without adjustment (minimal or no charge or adjustment)	1,759,600,879	—	—	1,759,600,879	6.34%
2. Not subject to discretionary withdrawal	3,748,660,838	—	324,741,285	4,073,402,123	14.67%
3. Total (gross)	5,518,275,137	—	22,256,792,555	27,775,067,692	100.01%
4. Reinsurance ceded	1,272,906,638	—	—	1,272,906,638
5. Total (net)	$4,245,368,499	$—	$22,256,792,555	$26,502,161,054
6. Amount included in A(1)b above in the year after the statement date:	$1,842,837	—	—	$1,842,837

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

B. GROUP ANNUITIES

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a. With market value adjustment	$—	$—	$—	$—	0.00%
b. At book value less current surrender charge of 5% or more	480	—	—	480	0.03%
c. At fair value	—	—	1,416,822	1,416,822	84.79%
d. Total with market value adjustment or at fair value	480	—	1,416,822	1,417,302	84.82%
e. At book value without adjustment (minimal or no charge or adjustment)	253,592	—	—	253,592	15.18%
2. Not subject to discretionary withdrawal	—	—	—	—	0.00%
3. Total (gross)	254,072	—	1,416,822	1,670,894	100.00%
4. Reinsurance ceded	—	—	—	—
5. Total (net)	$254,072	$—	$1,416,822	$1,670,894
6. Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$336	$—	$—	$336

C. DEPOSIT-TYPE CONTRACTS

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a. With market value adjustment	$—	$—	$—	$—	0.00%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0.00%
c. At fair value	—	—	—	—	0.00%
d. Total with market value adjustment or at fair value	—	—	—	—	0.00%
e. At book value without adjustment (minimal or no charge or adjustment)	17,409,697	—	—	17,409,697	1.58%
2. Not subject to discretionary withdrawal	1,085,138,135	—	—	1,085,138,135	98.42%
3. Total (gross)	1,102,547,832	—	—	1,102,547,832	100.00%
4. Reinsurance ceded	886,405,589	—	—	886,405,589
5. Total (net)	$216,142,243	$—	$—	$216,142,243
6. Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$4,243,307,884
2. Exhibit 5, Supplementary Contract Section, Total (net)	2,314,688
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	216,142,242
4. Subtotal	4,461,764,814
Separate Account Annual Statement:
5. Exhibit 3, Annuities Section, Total (net)	22,258,209,377
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	22,258,209,377
12. Combined total	$26,719,974,191

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

An analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2019 is presented below:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(A) Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$106,690,478	$106,690,478	$119,000,653	$—	$—	$—
(2) Universal Life	933,434,940	904,566,247	985,306,434	—	—	—
(3) Universal Life with Secondary Guarantees	4,309,723,379	3,582,126,618	9,739,305,321	—	—	—
(4) Indexed Universal Life	372,897,500	330,007,942	424,255,675	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	3,447,279	4,419,943	—	—	—
(8) Variable Life	—	—	—	—	—	—
(9) Variable Universal Life	516,287,017	503,682,879	631,169,799	4,914,707,957	4,914,707,957	4,914,707,957
(10) Miscellaneous Reserves	—	—	—	—	—	—
(B) Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	XXX	XXX	1,152,467,778	XXX	XXX	$—
(2) Accidental Death Benefits	XXX	XXX	81,765	XXX	XXX	—
(3) Disability - Active Lives	XXX	XXX	937,848	XXX	XXX	—
(4) Disability - Disabled Lives	XXX	XXX	36,393,497	XXX	XXX	—
(5) Miscellaneous Reserves	XXX	XXX	358,402,033	XXX	XXX	—
(C) Total (gross: direct + assumed)	6,239,033,314	5,430,521,443	13,451,740,746	4,914,707,957	4,914,707,957	4,914,707,957
(D) Reinsurance Ceded	5,605,237,530	4,796,449,229	12,767,386,954	—	—	—
(E) Total (net) (C) - (D)	$633,795,784	$634,072,214	$684,353,792	$4,914,707,957	$4,914,707,957	$4,914,707,957

Reconciliation of total life actuarial reserves:
F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Life Insurance Section, Total (net)	$674,008,073
2. Exhibit 5, Accidental Death Benefits Section, Total (net)	81,766
3. Exhibit 5, Disability - Active Lives Section, Total (net)	633,697
4. Exhibit 5, Disability - Disabled Lives Section, Total (net)	4,865,870
5. Exhibit 5, Miscellaneous Reserves Section, Total (net)	4,764,386
6. Subtotal	684,353,792
Separate Account Annual Statement:
7. Exhibit 3, Line 0199999, Column 2	4,914,707,957
8. Exhibit 3, Line 0499999, Column 2	—
9. Exhibit 3, Line 0599999, Column 2	—
10. Subtotal (Lines (7) through (9))	4,914,707,957
11. Combined Total ((6) and (10))	$5,599,061,749

Investments

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. The Company had no SVO-Identified investments in exchange traded funds or bond mutual funds that qualified for bond accounting treatments. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Unaffiliated preferred stocks are carried at cost, lower of cost or amortized cost, or fair value depending on the assigned credit rating and whether the preferred stock is redeemable or non-redeemable. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balances, which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2019 and 2018.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7 (Asset Valuation Reserve and Interest Maintenance Reserve). The AVR balances were $128,507,852 and $83,428,299 as of December 31, 2019 and 2018, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2019 and 2018 were $86,725,788 and $74,169,072, respectively. TLA and TL entered into an assumption reinsurance agreement effective February 1, 2018.  In conjunction with this transaction, an adjustment to the IMR balance of $110,419,414 was recorded as an addition to the outstanding IMR liability for the Company. Additionally, on June 1, 2018, as a part of a reinsurance agreement with Global Atlantic Financial Group, the Company recorded an adjustment of $241,578,915 as a reduction to the IMR liability.  Refer to Note 13 for further details on these transactions. The net capital gains captured in the IMR, net of taxes, in 2019, 2018 and 2017 were $17,318,892, $196,740,460 and $8,523,401, respectively. The amount of income amortized from the IMR, net of taxes, included in the Company’s Statements of Operations in 2019, 2018 and 2017 was $4,762,176, $11,798,898, and $7,339,792, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $2,342,362, $1,697,596, and $187,586 for the years ended December 31, 2019, 2018 and 2017, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were immaterial for the years ended December 31, 2019, 2018 and 2017. See additional information on OTTI in Section J of Note 3.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2019, 2018 and 2017, the Company had immaterial impaired mortgage loans on real estate with related allowances for credit losses.

The Company accounts for derivative instruments in accordance with SSAP No. 86, Derivatives ("SSAP No. 86"). On the date the derivative contract is entered into, the Company designates the derivative as hedging, replication, or held for other investment and/or risk management activities. The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department.

Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities are reported at fair value in accordance with SSAP No. 86 and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.

Adoption of Accounting Standards

In 2019, the NAIC adopted revisions drafted by the Life Actuarial Task Force to Section 21 of the Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities ("VM-21") and Actuarial Guideline XLIII CARVM for Variable Annuities ("AG 43") which provide comprehensive updates to the Commissioners Annuity Reserve Valuation Method ("CARVM"). The revisions adopted to VM-21 and AG 43 represent an accounting change that must be recognized as a change in valuation basis under SSAP No. 51R-Life contracts. They are effective January 1, 2020 with early adoption permitted in 2019. As of December 31, 2019, the Company early adopted the valuation changes under AG 43. The impact of this valuation basis change is a decrease to Aggregate reserves for future benefits on the Statements of Admitted Assets, Liabilities and Capital and Surplus with a corresponding increase to surplus of approximately $57 million recorded through Change in reserve on account of change in valuation basis on the Statements of Changes in Capital and Surplus.

In 2019, the NAIC amended SSAP No. 101R - Income Taxes to reflect the impact of the Federal Tax Cuts and Jobs Act along with clarification to certain admittance guidance for deferred tax assets. It was effective December 31, 2019, and there was no material impact to the Company.

Recently Issued Accounting Standards

In 2018, the NAIC adopted SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. This standard establishes statutory accounting principles to address certain limited derivative transactions hedging variable annuity guarantees subject to fluctuations as a result of interest rate sensitivity. It is effective January 1. 2020, with early adoption permitted January 1, 2019. The Company is currently assessing the impact of the new guidance.

3. Investments

a. Components of Net Investment Income

	For the years ended December 31,
	2019	2018	2017
Interest income from bonds and short-term investments	$231,450,496	$264,518,658	$175,346,693
Interest income from contract loans	20,252	20,829	18,784
Interest income from mortgage loans on real estate	35,594,062	37,918,981	19,696,508
Interest and dividends from other investments	59,346,788	33,676,191	4,993,025
Gross investment income	326,411,598	336,134,659	200,055,010
Less: Investment expenses	10,970,334	13,781,665	10,016,207
Net investment income	$315,441,264	$322,352,994	$190,038,803

b. Components of Net Unrealized Capital Gains on Bonds and Short-Term Investments

	As of December 31,
	2019	2018	2017
Gross unrealized capital gains	$591,942,713	$241,992,681	$209,510,215
Gross unrealized capital losses	(4,685,798)	(97,096,315)	(13,461,424)
Net unrealized capital gains	587,256,915	144,896,366	196,048,791
Balance, beginning of year	144,896,366	196,048,791	135,187,946
Change in net unrealized capital gains on bonds and
and short-term investments	$442,360,549	$(51,152,425)	$60,860,845

c. Components of Net Unrealized Capital (Losses) Gains on Common and Preferred Stocks

	As of December 31,
	2019	2018	2017
Gross unrealized capital gains	$255,465	$1,220	$1,793,624
Gross unrealized capital losses	(722,344)	(10,587,132)	(1,118,162)
Net unrealized capital (losses) gains	(466,879)	(10,585,912)	675,462
Balance, beginning of year	(10,585,912)	675,462	(770,054)
Change in net unrealized capital (losses) gains on
common and preferred stocks	$10,119,033	$(11,261,374)	$1,445,516

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

d. Components of Net Realized Capital Gains (Losses)

	For the years ended December 31,
	2019	2018	2017
Bonds, Cash, cash equivalents and short-term investments	$18,951,747	$254,551,396	$26,433,320
Common stocks - unaffiliated	635,615	784,151	1,803,956
Common stocks - affiliated	—	—	—
Preferred stocks - unaffiliated	—	(6,485,136)	—
Mortgage loans on real estate	—	8,893,521	—
Derivatives	(9,331,820)	(114,299,382)	(164,601,714)
Other invested assets	(1,199,430)	7,816,673	1,557,619
Net realized capital gains (losses)	9,056,112	151,261,223	(134,806,819)
Capital loss tax expense	4,097,605	70,177,864	6,046,610
Net realized capital gains (losses), after tax	4,958,507	81,083,359	(140,853,429)
Less: Amounts transferred to IMR	17,318,892	196,740,460	8,523,401
Net realized capital losses, after tax	$(12,360,385)	$(115,657,101)	$(149,376,830)

The following table summarizes sales activity of unaffiliated bonds, cash equivalents, short-term investments and equity securities before tax and transfers to the IMR (without maturities, calls and impairments):

	For the years ended December 31,
	2019	2018	2017
Bonds, cash equivalents and short-term investments
Sale proceeds	$2,663,531,389	$4,264,689,399	$2,722,996,316
Gross realized capital gains on sales	29,294,580	279,198,476	28,234,411
Gross realized capital losses on sales	(8,277,399)	(22,391,012)	(13,584,556)
Unaffiliated common and preferred stock
Sale proceeds	65,987,575	22,224,017	31,036,839
Gross realized capital gains on sales	2,583,992	1,349,154	2,088,874
Gross realized capital losses on sales	(1,948,376)	(565,003)	(284,918)

Additionally, for the years ended December 31, 2019 and 2018, there was $4,133,978 and $1,467,972 of investment income generated on 23 and 21 securities, respectively, as a result of prepayment penalties and acceleration fees on disposed securities with callable features.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

e. Investments - Derivative Instruments

Overview

The Company utilizes a variety of OTC derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department.

Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2019 and 2018 are disclosed in the table presented below. During the years 2019 and 2018, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the years ended December 31, 2019 and 2018, the average fair values for derivatives held for other investment and/or risk management activities were $3,163,467 and $(94,433,866), respectively. The Company did not have any unrealized gains or losses during 2019 and 2018 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2019			As of December 31, 2018
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Foreign currency swaps	$27,025	$(154)	$(405)	$16,876	$(688)	$(357)
Fixed payout annuity hedge	—	—	—	222,270	(81,528)	—
Replication transactions
Credit default swaps	200,000	(964)	—	83,800	616	1,673
Other investment and/or Risk Management activities
Credit default swaps	—	—	—	2,833	(5)	(5)
Foreign currency swaps and forwards	—	—	—	680	(46)	(46)
GMWB hedging derivatives	4,876,660	62,686	62,686	5,716,864	46,333	46,333
Interest rate swaps and swaptions	—	—	—	100,000	3,635	3,635
Interest rate swaps - offsetting	371,110	(6,371)	(6,371)	371,110	(10,329)	(10,329)
Macro hedge program	13,873,416	(73,961)	(73,961)	8,758,799	199,258	199,257
Total	$19,348,211	$(18,764)	$(18,051)	$15,273,232	$157,246	$240,161

Cash Flow Hedges

Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.

Fixed payout annuity hedge: The Company formerly assumed certain variable annuity products with a guaranteed minimum income benefit ("GMIB") and continues to reinsure certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S dollar denominated assets and the yen denominated fixed liability reinsurance payments.

Replication Transactions

Credit default swaps: The Company periodically enters into credit default swaps as part of replication transactions. Credit risk is hedged by buying protection on a specific entity by pairing with highly rated fixed-income securities in order to reproduce the investment characteristics of otherwise permissible investments.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)
By strategy	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017
Credit default swaps	$38	$—	$(81)
Credit default swaps - offsetting	—	(95)	(1,673)
Foreign currency swaps and forwards	(15)	(5,292)	5,417
GMWB hedging derivatives	20,484	(56,795)	(62,624)
Equity index swaps, options, and futures	—	—	(311)
Interest rate swaps and swaptions	3,508	(5)	2,968
Interest rate swaps - offsetting	—	—	286
Macro hedge program	(34,377)	(49,614)	(106,307)
Total	$(10,362)	$(111,801)	$(162,325)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Foreign currency swaps and forwards: The Company enters into foreign currency swaps and forwards to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.

Guaranteed Minimum Withdrawal Benefits (“GMWB”) hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index.

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

As of December 31, 2019, the Company did not hold any credit derivatives that assume credit risk.

The following table presents the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31:

As of December 31, 2018
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure	$33,800	$339	$775	2 years	Corporate Credit/ Foreign Gov.	AA+	$—	$—	$—
Basket credit default swaps [4]
Investment grade risk exposure	50,000	277	898	1 year	Corporate Credit	AAA-	—	—	—
Total	$83,800	$616	$1,673				$—	$—	$—

[1]
The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.

[4]
Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

Credit Risk

The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.

For the years ended December 31, 2019, 2018, and 2017 the Company had no losses on derivative instruments due to counterparty nonperformance.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

f. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2019 and 2018, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company’s capital and surplus.

g. Bonds, Cash Equivalents, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2019	Value	Gains	Losses	Value
U.S. government and government agencies and authorities
Guaranteed and sponsored - excluding asset-backed	$255,268,997	$56,687,436	$(3,152)	$311,953,281
Guaranteed and sponsored - asset-backed	243,979,128	7,448,916	(377,430)	251,050,614
States, municipalities and political subdivisions	283,614,050	50,069,514	(17,631)	333,665,933
International governments	121,297,334	9,844,043	(10,050)	131,131,327
All other corporate - excluding asset-backed	2,721,763,447	440,023,514	(2,065,048)	3,159,721,913
All other corporate - asset-backed	906,485,109	23,998,693	(2,171,726)	928,312,076
Hybrid securities	16,751,250	3,846,775	—	20,598,025
Cash equivalents and short-term investments	294,962,108	23,822	(40,762)	294,945,168
Total bonds, cash equivalents and short-term investments	$4,844,121,423	$591,942,713	$(4,685,799)	$5,431,378,337

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2019	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$2,683,644	$—	$(722,344)	$1,961,300
Common stocks - affiliated	7,300,225	247,814	—	7,548,039
Total common stocks	$9,983,869	$247,814	$(722,344)	$9,509,339

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2019	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,272,049	$7,651	$—	$2,279,700
Total preferred stocks	$2,272,049	$7,651	$—	$2,279,700

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2018	Value	Gains	Losses	Value
U.S. government and government agencies and authorities:
Guaranteed and sponsored - excluding asset-backed	$222,648,454	$27,271,257	$(618,251)	$249,301,460
Guaranteed and sponsored - asset-backed	305,013,858	3,076,537	(5,376,907)	302,713,488
States, municipalities and political subdivisions	333,827,094	32,041,361	(1,010,456)	364,857,999
International governments	119,084,344	1,117,192	(3,043,391)	117,158,145
All other corporate - excluding asset-backed	2,953,783,863	170,731,829	(74,852,135)	3,049,663,557
All other corporate - asset-backed	914,191,164	7,301,783	(12,147,718)	909,345,229
Hybrid securities	16,751,153	301,460	—	17,052,613
Cash equivalents and short-term investments	204,683,847	151,262	(47,457)	204,787,652
Total bonds, cash equivalents and short-term investments	$5,069,983,777	$241,992,681	$(97,096,315)	$5,214,880,143

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2018	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$73,008,000	$1,220	$(7,993,412)	$65,015,808
Common stocks - affiliated	9,980,958	—	(2,580,843)	7,400,115
Total common stocks	$82,988,958	$1,220	$(10,574,255)	$72,415,923

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2018	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,371,366	$—	$(12,877)	$2,358,489
Total preferred stocks	$2,371,366	$—	$(12,877)	$2,358,489

The statement value and estimated fair value of bonds, cash equivalents and short-term investments at December 31, 2019 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities (“ABS”), including mortgage-backed securities and collateralized mortgage obligations, (are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

	Statement	Estimated
Maturity	Value	Fair Value
Due in one year or less	$533,228,371	$537,990,565
Due after one year through five years	904,871,466	933,123,439
Due after five years through ten years	1,219,136,298	1,305,486,174
Due after ten years	2,186,885,288	2,654,778,159
Total	$4,844,121,423	$5,431,378,337

At December 31, 2019 and 2018, securities with a statement value of $4,144,366 and $4,129,705, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

h. Mortgage Loans on Real Estate

The Company had a maximum and minimum lending rate of 5.72% and 3.20% for loans during 2019 and had a maximum and minimum lending rate of 6.30% and 3.32% during 2018. During 2019 and 2018, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2019 and 2018, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 69.7% and 69.5%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2019 and 2018, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2019 and 2018, there were immaterial amounts of impaired loans with immaterial related allowances for credit losses, and the interest income recognized during the period the loans were impaired was also immaterial.

i. Restructured Debt in which the Company is a Creditor

The Company had no recorded investments in restructured loans, as of December 31, 2019 and 2018, respectively.

j.	Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized OTTI of $1,923,072 and $6,485,136 for the years ended December 31, 2019 and 2018, respectively, on certain limited partnerships and one state tax credit limited liability company (LLC). The partnerships were impaired because their cost basis sustained a decline in value that the Company determined to be other-than-temporary. The OTTI were determined as the difference between the fair value from the partnership financial statements and the carrying value of the investments based on

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

the equity method of accounting. The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment.

k. Security Lending, Repurchase Agreements and Other Collateral Transactions

The Company enters into securities financing transactions as a way to earn income on securities loaned (securities lending) or on securities sold and repurchased (repurchase agreements). Under a securities lending program, the Company lends certain bonds within the corporate, foreign government/government agencies, and municipal sectors as well as stocks to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s financial statements. Additional collateral is obtained if the fair value of the collateral falls below100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or bonds and is reported as Securities lending reinvested collateral assets on the Statements of Admitted Assets, Liabilities and Capital and Surplus. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s Statements of Operations.

The Company had no security lending or dollar repurchase agreements as of December 31, 2019. As of December 31, 2018, the fair value of loaned securities was approximately $98,265,256, reported in Bonds. As of December 31, 2018, the associated liability for cash collateral received was $101,549,568, reported in Other liabilities, in the accompanying Statements of Admitted Assets, Liabilities and Capital and Surplus with no stated maturity date. The Company also received immaterial amounts of securities collateral as of December 31, 2018, which was not included in the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2018, the securities acquired from the use of the collateral in connection with our securities lending program were short term bond investments and cash equivalents with amortized cost approximating fair value of $101,549,568. The Company did not have securities lending transactions that extend beyond one year from the reporting date.

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2019 and 2018, the Company had no outstanding repurchase agreements.

The Company also may enter into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The agreements have a contractual maturity of one year or less, and are accounted for as collateralized financing. The receivable for reverse repurchase agreements, included within Short-term investments on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus, as of December 31, 2019 and 2018, was $2,955,307 and $12,292,144, respectively, with a fair value of $2,952,351 and $12,436,331, respectively.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Reinvested proceeds from repurchase agreements and securities lending transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements, dollar repurchase agreements, or securities lending agreements on the Company’s liquidity and capital position are stress tested monthly, under The Hartford's Liquidity Risk Policy.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2019 and 2018, securities pledged of $130,276,878 and $76,738,878, respectively, were included in Bonds and Cash, cash equivalents and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $34,309,079 and $15,683,348, respectively, as of December 31, 2019 and 2018, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2019 and 2018, the Company accepted cash collateral associated with derivative instruments with a statement value of $170,792,087 and $326,905,245, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash, cash equivalents and short-term investments with a corresponding amount recorded in Collateral on derivatives reported in Liabilities. The Company also accepted securities collateral as of December 31, 2019 and 2018 of $9,269,217 and $64,775,963, respectively, of which the Company has the ability to sell or repledge. As of December 31, 2019 and 2018, the Company did not repledge securities and did not sell any securities collateral. In addition, as of December 31, 2019 and 2018, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

l. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2019 and 2018.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The following tables present amortized cost or statement value, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2019 and 2018:

December 31, 2019	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$—	$—	$—	$3,189	$3,186	$(3)	$3,189	$3,186	$(3)
Guaranteed & sponsored - asset-backed	19,037	18,713	(324)	4,240	4,187	(53)	23,277	22,900	(377)
States, municipalities & political subdivisions	7,805	7,787	(18)	—	—	—	7,805	7,787	(18)
International governments	1,914	1,904	(10)	—	—	—	1,914	1,904	(10)
All other corporate - excluding asset-backed	46,654	46,298	(356)	24,761	23,052	(1,709)	71,415	69,350	(2,065)
All other corporate - asset-backed	115,474	114,787	(687)	140,534	139,049	(1,485)	256,008	253,836	(2,172)
Short-term investments	88,116	88,075	(41)	—	—	—	88,116	88,075	(41)
Total fixed maturities	279,000	277,564	(1,436)	172,724	169,474	(3,250)	451,724	447,038	(4,686)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Total stocks	—	—	—	722	—	(722)	722	—	(722)
Total securities	$279,000	$277,564	$(1,436)	$173,446	$169,474	$(3,972)	$452,446	$447,038	$(5,408)

December 31, 2018	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$9,452	$9,246	$(206)	$20,409	$19,997	$(412)	$29,861	$29,243	$(618)
Guaranteed & sponsored - asset-backed	113,571	112,017	(1,554)	100,220	96,397	(3,823)	213,791	208,414	(5,377)
States, municipalities & political subdivisions	29,064	28,516	(548)	10,106	9,644	(462)	39,170	38,160	(1,010)
International governments	58,419	56,781	(1,638)	25,055	23,650	(1,405)	83,474	80,431	(3,043)
All other corporate - excluding asset-backed	1,120,826	1,070,781	(50,045)	381,360	356,553	(24,807)	1,502,186	1,427,334	(74,852)
All other corporate - asset-backed	437,850	431,845	(6,005)	133,950	127,807	(6,143)	571,800	559,652	(12,148)
Short-term investments	61,253	61,205	(48)	—	—	—	61,253	61,205	(48)
Total fixed maturities	1,830,435	1,770,391	(60,044)	671,100	634,048	(37,052)	2,501,535	2,404,439	(97,096)
Common stock-unaffiliated	39,116	35,081	(4,035)	22,548	18,590	(3,958)	61,664	53,671	(7,993)
Preferred stock-unaffiliated	2,371	2,358	(13)	—	—	—	2,371	2,358	(13)
Total stocks	41,487	37,439	(4,048)	22,548	18,590	(3,958)	64,035	56,029	(8,006)
Total securities	$1,871,922	$1,807,830	$(64,092)	$693,648	$652,638	$(41,010)	$2,565,570	$2,460,468	$(105,102)

As of December 31, 2019, fixed maturities, comprised of 145 securities, accounted for approximately 87% of the Company’s total unrealized loss amount. The securities were primarily related to collateralized debt obligations ("CDO"), corporate securities concentrated in the energy, and commercial mortgage-backed securities. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2019, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The decrease in unrealized losses during 2019 was primarily attributable to tightening credit spreads and lower interest rates.

Most of the securities depressed for twelve months or more primarily related to corporate securities concentrated in the energy sector, and collateralized debt obligations ("CDO"). CDOs were primarily depressed because current market spreads are wider than spreads at the securities' respective purchase dates. Corporate securities were depressed because of an increase in interest rate and/or the securities have floating rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. As of December 31, 2019, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company’s cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2019.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

As of December 31, 2018, fixed maturities, comprised of 867 securities, accounted for approximately 92% of the Company’s total unrealized loss amount. The securities were primarily related to corporate securities concentrated in the consumer non-cyclical, energy, and utilities sectors and commercial mortgage-backed securities ("CMBS"). These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2018, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in unrealized losses during 2018 was primarily attributable to widening credit spreads and higher interest rates.

m. Loan-backed and Structured Securities OTTI

For the years ended December 31, 2019, 2018 and 2017, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

For the year ended December 31, 2019 and 2018 the Company did not recognize OTTI recorded because the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities for loan-backed securities.

n. 5GI Securities

A 5GI is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or Obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments.  The 5GI securities for the Company are immaterial for the years December 31, 2019 and 2018.

4. Fair Value Measurements

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets.

The Company's investment manager for the Company's general account (a registered investment adviser under the Investment Advisers Act of 1940), with oversight by the Company's Investment Management Department and its Finance and Investment Committee ("FIC"), a committee co-chaired by the Chief Investment Officer and the Chief Risk Officer of the Company, estimates the fair value for financial assets held in the Company's general account and guaranteed separate accounts based on the framework established in the fair value accounting guidance. The Company reviews its investment manager's pricing policy on a periodic basis, with any changes to be approved by the FIC. The Company reserves the right to take exception to its investment manager's pricing of a particular asset and, with FIC's approval, to adjust the price received from its investment manager for that particular asset. The Company estimates the fair value for financial liabilities based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3):

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2	Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company's investment manager will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company's investment manager has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

The following table presents assets and (liabilities) carried at fair value by hierarchy level:

As of December 31, 2019
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$8	$—	$8
	Common stocks - unaffiliated	8,128	—	1,961	—	10,089
	Cash equivalents	91,245	—	—	—	91,245
	Total bonds and stocks	99,373	—	1,969	—	101,342
	Derivative assets
	Interest rate derivatives	—	2,916	—	—	2,916
	Foreign exchange derivatives	—	82	—	—	82
	GMWB hedging instruments	—	54,452	23,268	—	77,720
	Macro hedge program	—	—	80,986	—	80,986
	Total derivative assets	—	57,450	104,254	—	161,704
	Separate Account assets [1]	27,235,285	—	—	—	27,235,285
	Total assets accounted for at fair value	$27,334,658	$57,450	$106,223	$—	$27,498,331
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Foreign exchange derivatives	—	(487)	—	—	(487)
	Interest rate derivatives	—	(9,287)	—	—	(9,287)
	GMWB hedging instruments	—	(13,278)	(1,756)	—	(15,034)
	Macro hedge program	—	—	(154,947)	—	(154,947)
	Total liabilities accounted for at fair value	$—	$(23,052)	$(156,703)	$—	$(179,755)

[1]	Excludes approximately $8.5 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

As of December 31, 2018
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$44	$—	$44
	Common stocks - unaffiliated	61,607	—	3.409	—	65,016
	Total bonds and stocks	61,607	—	3.453	—	65,060
	Derivative assets
	Credit derivatives	—	1,697	—	—	1,697
	Interest rate derivatives	—	3,753	—	—	3,753
	Foreign exchange derivatives	—	226	—	—	226
	GMWB hedging instruments	—	38,926	43,452	—	82,378
	Macro hedge program	—	—	232,529	—	232,529
	Total derivative assets	—	44,602	275,981	—	320,583
	Separate Account assets [1]	25,083,562	—	—	—	25,083,562
	Total assets accounted for at fair value	$25,145,169	$44,602	$275,984.453	$—	$25,469,205
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$—	$(29)	$—	$—	$(29)
	Foreign exchange derivatives	—	(629)	—	—	(629)
	Interest rate derivatives	—	(10,447)	—	—	(10,447)
	GMWB hedging instruments	—	(14,082)	(21,963)	—	(36,045)
	Macro hedge program	—	—	(33,272)	—	(33,272)
	Total liabilities accounted for at fair value	$—	$(25,187)	$(55,235)	$—	$(80,422)

[1]	Excludes approximately $10.6 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the Valuation Committee of the Company's investment manager, which is a cross-functional group of senior management that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issue and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee of the Company's investment manager, a Securities Valuation Group ("Securities Working Group") and a Derivatives Valuation Group ("Derivatives Working Group"), which include various investment, operations, accounting, compliance and risk management professionals that meet on a regular basis, to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

The Company also has an enterprise-wide Operational Risk Management function which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company’s operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs as well as an analysis of significant changes to current models.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Bonds and Stocks

The fair values of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by the Company's investment manager using a "waterfall" approach utilizing the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company's investment manager utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The process is similar to the third-party pricing services. The Company's investment manager develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

The Securities Working Group of the Company's investment manager performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. In addition, the Company's investment manager ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company's investment manager determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee of the Company's investment manager.

The Company's investment manager conducts other specific monitoring controls around pricing. Daily, weekly and monthly analyses identify price changes over pre-determined thresholds for bonds and equity securities. Monthly analyses identify prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company's investment manager feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.

The Company's investment manager has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Derivative Instruments

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations.

As to derivatives that are held by the Company as well as its investment manager's other clients, the Derivatives Working Group of the Company's investment manager performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company's investment manager performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. As to derivatives that are held by the Company only, the Company performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives for collateral purposes. There is a monthly analysis to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also, on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

Valuation Inputs for Investments

For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company’s Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.

A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2
The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include most bonds and preferred stocks.

Asset-backed securities ("ABS"), CMBS, CDOs and residential mortgage-backed securities ("RMBS") - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

Credit derivatives - Primary inputs include the swap yield curve and credit default swap curves.

Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3
Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, CDOs and RMBS primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments including structured

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

securities, are consistent with the typical inputs used in Level 2 measurements noted above but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including certain municipal securities, foreign government/government agency securities, and bank loans, which are included with corporate bonds. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding described Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Significant inputs for Level 3 derivative contracts primarily include the typical inputs used in the preceding Level 1 and Level 2 measurements, but also may include equity and interest volatility, and swap yield curves beyond observable limits.

Separate Account Assets

Non-guaranteed Separate Account assets are invested in mutual funds and are valued by the underlying mutual funds in accordance to their valuation policies and procedures.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations.

As of December 31, 2019 and December 31, 2018, the Company did not have any material Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)	December 31, 2019
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	$78	Option model	Equity volatility	37%	39%	Increase
Customized swaps	21,434	Discounted cash flows	Equity volatility	11%	23%	Increase
Macro hedge program
Equity options [2]	(74,333)	Option model	Equity volatility	11%	35%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

(Amounts in thousands)	December 31, 2018
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	$(499)	Option model	Equity volatility	30%	32%	Increase
Equity variance swaps	(19,662)	Option model	Equity volatility	22%	22%	Increase
Customized swaps	41,650	Discounted cash flows	Equity volatility	18%	30%	Increase
Macro hedge program
Equity options [2]	203,129	Option model	Equity volatility	17%	29%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

Securities and derivatives for which the Company bases fair value on broker quotations predominately include corporate bonds and certain equity derivatives. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the years ended December 31, 2018 and 2017, no significant adjustments were made by the Company to broker prices received.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2019 and 2018:

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan.1, 2019	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2019
Assets
All other corporate bonds – asset-backed	$44	$—		$—	$3	$—	$—	$(39)	$8
Common stocks - unaffiliated	3,409	—	—	—	—	—	(1,448)	—	1,961
Total bonds and stocks	3,453	—	—	—	3	—	(1,448)	(39)	1,969
Derivatives
GMWB hedging instruments	21,489	—	—	—	23	—	—	—	21,512
Macro hedge program	199,257	—	—	(1,472)	(273,518)	1,852	—	(80)	(73,961)
Total derivatives [3]	220,746	—	—	(1,472)	(273,495)	1,852	—	(80)	(52,449)
Total assets	$224,199	$—	$—	$(1,472)	$(273,492)	$1,852	$(1,448)	$(119)	$(50,480)

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2018	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2018
Assets
All other corporate bonds – asset-backed	$2,824	$—	$(2,700)	$—	$24	$—	$—	$(104)	$44
Common stocks - unaffiliated	—	—	—	—	—	3,409	—	—	3,409
Total bonds and stocks	2,824	—	(2,700)	—	24	3,409	—	(104)	3,453
Derivatives
GMWB hedging instruments	20,365	—	—	—	3,549	—	—	(2,425)	21,489
Macro hedge program	24,331	—	—	(24,641)	138,012	40,868	—	20,687	199,257
Total derivatives [3]	44,696	—	—	(24,641)	141,561	40,868	—	18,262	220,746
Total assets	$47,520	$—	$(2,700)	$(24,641)	$141,585	$44,277	$—	$18,158	$224,199

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]	Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

(Amounts in thousands)	December 31, 2019
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$5,130,735	$4,549,159	$—	$4,977,498	$153,237	$—	$—
Preferred stocks - unaffiliated	2,280	2,272	—	2,280	—	—	—
Common stocks - unaffiliated	10,445	10,445	—	—	10,445	—	—
Mortgage loans	876,744	843,321	—	—	876,744	—	—
Cash, cash equivalents and short-term investments - unaffiliated	409,603	409,620	208,839	197,812	2,952	—	—
Derivative related assets	164,205	161,704	—	59,951	104,254	—	—
Contract loans	99,926	99,926	—	—	99,926	—	—
Surplus debentures	47,623	36,481	—	41,144	6,479	—	—
Low-income housing tax credits	285	285	—	—	285	—	—
Separate Account assets [1]	27,235,285	27,235,285	27,235,285	—	—	—	—
Total assets	$33,977,131	$33,348,498	$27,444,124	$5,278,685	$1,254,322	$—	$—
Liabilities
Liability for deposit-type contracts	$(204,233)	$(216,142)	$—	$—	$(204,233)	$—	$—
Derivative related liabilities	(182,969)	(179,755)	—	(26,266)	(156,703)	—	—
Separate Account liabilities	(27,235,285)	(27,235,285)	(27,235,285)	—	—	—	—
Total liabilities	$(27,622,487)	$(27,631,182)	$(27,235,285)	$(26,266)	$(360,936)	$—	$—

[1]	Excludes approximately $8.5 million, at December 31, 2019, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

(Amounts in thousands)	December 31, 2018
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$5,010,093	$4,865,300	$—	$4,851,531	$158,562	$—	$—
Preferred stocks - unaffiliated	2,358	2,371	—	2,358	—	—	—
Common stocks - unaffiliated	65,016	65,016	61,607	—	3,409	—	—
Mortgage loans	822,690	813,842	—	—	822,690	—	—
Cash, cash equivalents and short-term investments - unaffiliated	411,663	411,559	271,049	140,614	—	—	—
Derivative related assets	237,982	320,583	—	(37,999)	275,981	—	—
Contract loans	102,625	102,625	—	—	102,625	—	—
Surplus debentures	43,174	36,592	—	43,174	—	—	—
Low-income housing tax credits	425	425	—	—	425	—	—
Securities lending reinvested collateral assets	101,529	101,550	—	101,529	—	—	—
Separate Account assets [1]	25,083,562	25,083,562	25,083,562	—	—	—	—
Total assets	$31,881,117	$31,803,425	$25,416,218	$5,101,207	$1,363,692	$—	$—
Liabilities
Liability for deposit-type contracts	$(475,344)	$(475,344)	$—	$—	$(475,344)	$—	$—
Derivative related liabilities	(80,736)	(80,422)	—	(25,501)	(55,235)	—	—
Separate Account liabilities	(25,083,562)	(25,083,562)	(25,083,562)	—	—	—	—
Total liabilities	$(25,639,642)	$(25,639,328)	$(25,083,562)	$(25,501)	$(530,579)	$—	$—

[1]	Excludes approximately $10.6 million, at December 31, 2018, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of cash, cash equivalents and short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans.

At December 31, 2019 and 2018 the Company had no investments where it was not practicable to estimate fair value.

5. Income Taxes

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Reform”).  Tax Reform established new tax laws that affected 2018, including, but not limited to, (1) reduction of the U.S. federal corporate income tax rate from 35% to 21%, (2) elimination of the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized, (3) limitations on the deductibility of certain executive compensation, (4) changes to the calculation of policyholder reserves for tax purposes, and (5) limitations on net operating losses (NOLs) generated after December 31, 2017. Additional information regarding the impacts of Tax Reform is disclosed in section 9D below.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

A The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2019
			Ordinary	Capital	Total
	(a)	Gross DTA	$207,778,489	$8,179,224	$215,957,713
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	207,778,489	8,179,224	215,957,713
	(d)	Deferred tax assets nonadmitted	53,378,986	—	53,378,986
	(e)	Subtotal net admitted deferred tax assets	154,399,503	8,179,224	162,578,727
	(f)	Deferred tax liabilities	8,316,939	26,529,049	34,845,988
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$146,082,564	$(18,349,825)	$127,732,739

2				2019
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	119,553,515	8,179,224	127,732,739
		(1) DTAs expected to be realized after the balance sheet date	128,611,519	8,179,224	136,790,743
		(2) DTAs allowed per limitation threshold	XXX	XXX	127,732,739
	(c)	DTAs offset against DTLs	34,845,988	—	34,845,988
	(d)	DTAs admitted as a result of application of SSAP No. 101	$154,399,503	$8,179,224	$162,578,727

3	(a)	Ratio % used to determine recovery period and threshold limitation	990%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$851,551,595

4			2019
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$207,778,489	$8,179,224
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	16%	24%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$154,399,503	$8,179,224
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	17%	100%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1				2018
			Ordinary	Capital	Total
	(a)	Gross DTA	$228,995,038	$11,432,431	$240,427,469
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	228,995,038	11,432,431	240,427,469
	(d)	Deferred tax assets nonadmitted	66,187,861	—	66,187,861
	(e)	Subtotal net admitted deferred tax assets	162,807,177	11,432,431	174,239,608
	(f)	Deferred tax liabilities	5,096,171	18,055,795	23,151,966
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$157,711,006	$(6,623,364)	$151,087,642

2				2018
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	157,711,006	(6,623,364)	151,087,642
		(1) DTAs expected to be realized after the balance sheet date	157,711,006	(6,623,364)	151,087,642
		(2) DTAs allowed per limitation threshold	XXX	XXX	151,087,642
	(c)	DTAs offset against DTLs	5,096,171	18,055,795	23,151,966
	(d)	DTAs admitted as a result of application of SSAP No. 101	$162,807,177	$11,432,431	$174,239,608

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

3	(a)	Ratio % used to determine recovery period and threshold limitation	1,088%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$1,007,250,953

4			2018
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$228,995,038	$11,432,431
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	17%	39%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$162,807,177	$11,432,431
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	18%	100%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1			Change During 2019
			Ordinary	Capital	Total
	(a)	Gross DTA	$(21,216,549)	$(3,253,207)	$(24,469,756)
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	(21,216,549)	(3,253,207)	(24,469,756)
	(d)	Deferred tax assets nonadmitted	(12,808,875)	—	(12,808,875)
	(e)	Subtotal net admitted deferred tax assets	(8,407,674)	(3,253,207)	(11,660,881)
	(f)	Deferred tax liabilities	3,220,768	8,473,254	11,694,022
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$(11,628,442)	$(11,726,461)	$(23,354,903)

2			Change During 2019
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	(38,157,491)	14,802,588	(23,354,903)
		(1) DTAs expected to be realized after the balance sheet date	(29,099,487)	14,802,588	(14,296,899)
		(2) DTAs allowed per limitation threshold	XXX	XXX	(23,354,903)
	(c)	DTAs offset against DTLs	29,749,817	(18,055,795)	11,694,022
	(d)	DTAs admitted as a result of application of SSAP No. 101	$(8,407,674)	$(3,253,207)	$(11,660,881)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

3	(a)	Ratio % used to determine recovery period and threshold limitation	(98)%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$(155,699,358)

4			Change During 2019
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$(21,216,549)	$(3,253,207)
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	(1)%	(15)%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$(8,407,674)	$(3,253,207)
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	(1)%	0%

B.	DTLs are not recognized for the following amounts:

Not Applicable.

C.	Significant Components of Income Taxes Incurred

1.	The components of current income tax (benefit)/expense are as follows:
			2019	2018	Change
	(a)	Federal	$(27,159,346)	$(32,642,950)	$5,483,604
	(b)	Foreign	—	—	—
	(c)	Subtotal	(27,159,346)	(32,642,950)	5,483,604
	(d)	Federal income tax on net capital gains	4,097,605	70,177,864	(66,080,259)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(23,061,741)	$37,534,914	$(60,596,655)

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2019	2018	Change
	DTA: Ordinary
	Policyholder reserves	$47,790,680	$50,569,867	$(2,779,187)
	Deferred acquisition costs	51,599,427	39,649,553	11,949,874
	Compensation and benefits	1,860,241	1,384,490	475,751
	Investments	3,227,758	2,171,194	1,056,564
	Net operating loss carryforward	91,720,657	125,160,000	(33,439,343)
	Tax credit carryforward	5,641,743	3,371,665	2,270,078
	Other	5,937,983	6,688,269	(750,286)
	Subtotal: DTA Ordinary	207,778,489	228,995,038	(21,216,549)
	Ordinary statutory valuation allowance	—	—	—
	Total adjusted gross ordinary DTA	207,778,489	228,995,038	(21,216,549)
	Nonadmitted ordinary DTA	53,378,986	66,187,861	(12,808,875)
	Admitted ordinary DTA	154,399,503	162,807,177	(8,407,674)
	DTA: Capital
	Investments	8,179,224	11,432,431	(3,253,207)
	Subtotal: DTA Capital	8,179,224	11,432,431	(3,253,207)
	Capital statutory valuation allowance	—	—	—
	Total adjusted gross capital DTA	8,179,224	11,432,431	(3,253,207)
	Nonadmitted capital DTA	—	—	—
	Admitted capital DTA	8,179,224	11,432,431	(3,253,207)
	Total Admitted DTA	$162,578,727	$174,239,608	$(11,660,881)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

DTL: Ordinary
Investments	$—	$—	$—
Deferred and uncollected premium	—	—	—
Policyholder reserves	8,316,939	5,096,171	3,220,768
Other	—	—	—
Gross DTL ordinary	8,316,939	5,096,171	3,220,768
DTL: Capital
Investments	26,529,049	18,055,795	8,473,254
Gross DTL capital	26,529,049	18,055,795	8,473,254
Total DTL	34,845,988	23,151,966	11,694,022
Net adjusted DTA/(DTL)	$127,732,739	$151,087,642	$(23,354,903)
Adjust for the change in deferred tax on unrealized gains/losses			7,964,367
Adjust for the change in nonadmitted deferred tax			(12,808,875)
Adjusted change in net deferred Income Tax			$(28,199,411)

D.	Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

		% of Pre-tax		% of Pre-tax		% of Pre-tax
	2019	income	2018	income	2017	income
	Tax effect	$373,147,559	Tax effect	$102,581,087	Tax effect	$126,926,995
Statutory tax	$78,360,987	21.00%	$21,542,028	21.00%	$44,424,448	35.00%
Tax preferred investments	(15,155,890)	(4.06)%	(97,684,555)	(95.23)%	(57,083,258)	(44.97)%
Interest maintenance reserve	2,636,910	0.71%	11,294,233	11.01%	414,264	0.33%
Amortization of inception gain	(4,974,717)	(1.33)%	(4,974,717)	(4.85)%	(8,956,683)	(7.06)%
VA Hedge Reclass	(69,620,431)	(18.66)%	36,663,594	35.74%	(42,956,592)	(33.84)%
Additional actuarial reserve	11,948,337	3.20%	—	0.00%	—	0.00%
Prior period adjustments	4,362,507	1.17%	46,412,127	45.24%	(59,827,603)	(47.14)%
Tax Reform	—	0.00%	(664,934)	(0.65)%	301,344,827	237.42%
Change in deferred tax on non-admitted assets	655,045	0.18%	(1,463,302)	(1.43)%	840,802	0.66%
Intercompany settlement of DTA	—	0.00%	267,104,472	260.38%	(2,160,604)	(1.70)%
Foreign related investments	(3,160,000)	(0.85)%	—	0.00%	—	0.00%
All other	84,922	2.00%	(7,014,807)	(6.82)%	(451,900)	(0.37)%
Total statutory income tax	5,137,670	1.38%	271,214,139	264.39%	175,587,701	138.33%
Federal and foreign income taxes incurred	(23,061,741)	(6.18)%	37,534,914	36.59%	(43,885,093)	(34.58)%
Change in net deferred income taxes	28,199,411	7.56%	233,679,225	227.80%	219,472,794	172.91%
Total statutory income tax	$5,137,670	1.38%	$271,214,139	264.39%	$175,587,701	138.33%

E.	Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2019, the Company had $436,765,033 of net operating loss carryforwards which expire between 2027 and 2030, and $5,641,743 of foreign tax credit carryovers which expire between 2028 and 2029.

2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2019	—
2018	—
2017	—

3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2019.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

F.	Consolidated Federal Income Tax Return

1. The Company's federal income tax return is consolidated within TL's consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance Company
American Maturity Life Insurance Company

For the period ended May 31, 2018, the Company’s federal income tax return was included in a consolidated tax return with its former indirect parent, The Hartford Financial Services Group, Inc. ("The Hartford") and The Hartford's subsidiaries.

2.	Federal Income Tax Allocation

Estimated tax payments are made quarterly (if necessary), at which time intercompany tax balances are settled. In the subsequent year, additional settlements (if necessary) are made on the unextended due date of the return and at the time the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return. For the period ended May 31, 2018, the allocation of tax was subject to a written agreement with the Company's former indirect parent, The Hartford.

6. Reinsurance

The amount of reinsurance recoverables from and payables to unaffiliated reinsurers were $55,758,749 and $8,346,847 respectively, as of December 31, 2019. The amount of reinsurance recoverables from and payables to unaffiliated reinsurers were $47,565,210 and $10,467,692 respectively, as of December 31, 2018.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2019	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,147,479,094	$911,775,436	$(14,086,416,027)	$4,972,838,503
Liability for deposit-type contracts	1,100,972,887	1,581,507	(886,412,156)	216,142,238
Policy and contract claim liabilities	212,998,764	21,177,790	(210,465,997)	23,710,557
Premium and annuity considerations	929,895,496	86,020,928	(895,909,672)	120,006,752
Death, annuity, disability and other benefits	1,439,811,752	124,279,834	(1,275,376,109)	288,715,477
Surrenders and other fund withdrawals	3,387,486,154	182,415,714	(472,619,284)	3,097,282,584

2018	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,158,158,608	$945,895,582	$(13,870,725,332)	$5,233,328,858
Liability for deposit-type contracts	1,204,076,689	247,955,369	(976,688,549)	475,343,509
Policy and contract claim liabilities	152,006,971	25,022,229	(149,662,542)	27,366,658
Premium and annuity considerations	1,026,148,635	90,521,601	(2,735,139,940)	(1,618,469,704)
Death, annuity, disability and other benefits	1,263,080,747	107,257,969	(1,027,017,105)	343,321,611
Surrenders and other fund withdrawals	3,898,586,530	175,281,904	(526,234,814)	3,547,633,620

2017	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$14,686,319,652	$974,679,315	$(12,199,904,057)	$3,461,094,910
Liability for deposit-type contracts	27,322,381	485,714,693	(4,499)	513,032,575
Policy and contract claim liabilities	170,509,249	32,270,719	(167,598,735)	35,181,233
Premium and annuity considerations	1,118,219,251	98,793,627	(987,068,482)	229,944,396
Death, annuity, disability and other benefits	1,049,822,086	115,831,353	(873,182,466)	292,470,973
Surrenders and other fund withdrawals	4,016,631,491	187,693,017	(452,535,068)	3,751,789,440

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

a. External reinsurance

Immediately following the close of the Talcott Resolution sale transaction (see Note 1), the Company and TL entered into reinsurance agreements with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group. Pursuant to the reinsurance agreements, the Company ceded, on an 85% quota share basis, the Company’s variable and fixed payout annuity contracts and period certain structured settlement contracts. Additionally, standard lives structured settlement contracts were ceded on a 75% quota share basis. The net impact of this reinsurance transaction on the Company’s results of operations and financial condition included the transfer of reserves, deposit liabilities and IMR totaling approximately $2.5 billion, offset by cash and invested assets totaling $2.7 billion at market value. The Company realized gains of $258 million and received a ceding commission of $141 million, before tax. The net gain totaling $73 million, after tax, was deferred as a component of Other than special surplus funds on the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus, and will be amortized over a period of 25 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operation and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $4.7 million in 2019 and 2018, respectively.

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to the Company, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on the Company's financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2019, the Company has two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which are actively monitored, are as follows: reserve credits totaling $12.7 billion for Prudential Financial, Inc. ("Prudential") offset by $10.8 billion of market value of assets held in trust, for a net exposure of $1.9 billion. In addition, reserve credits totaling $2.2 billion for Commonwealth Annuity and Life Insurance Company are offset by $2.6 billion of market value of assets held in trust, for no net exposure. As of December 31, 2018, the Company had two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which were actively monitored, were as follows: reserve credits totaling $12.5 billion for Prudential offset by $9.4 billion of market value of assets held in trust, for a net exposure of $3.1 billion. In addition, reserve credits totaling $2.3 billion for Commonwealth Annuity and Life Insurance Company were offset by $2.6 billion of market value of assets held in trust, for no net exposure.

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a loss of reinsurance credit for the Company, and for which such obligation is not presently accrued is $31,302,747 in 2019, a decrease of $42,350,753 from the 2018 balance of $73,653,500. The total amount of reinsurance credits taken for this agreement was $39,623,730 in 2019, a decrease of $53,608,548 from the 2018 balance of $93,232,278.

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. As part of this transaction a reinsurance gain of approximately $600 million, before tax, was deferred and is being amortized over 20 years as earnings are estimated to emerge from the business reinsured. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and decreases of gain on inforce reinsurance on the Statements of Changes in Capital and Surplus, totaled $19.0 million, $19.0 million and $25.6 million for 2019, 2018 and 2017, respectively.

On June 30, 2014, TL’s parent, TLI, completed the sale of all of the issued and outstanding equity of HLIKK, a Japan based affiliate, to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Upon closing, the Buyer is responsible for all liabilities for the recaptured business. As of December 31, 2019 and 2018, the Company provided reinsurance to the Buyer for approximately $1 million and $200 million, respectively, of fixed payout annuities related to the “3Win” product formerly written by HLIKK. Under this agreement, the Buyer continues to cede the following: in-force “3Win” annuities which bundled guaranteed minimum accumulation benefits (“GMAB”), GMIB and GMDB product features and risks. The liability for this assumed reinsurance is presented within Liability for deposit-type contracts on the Statements of Admitted Assets, Liabilities and Capital and Surplus. In connection with this reinsurance agreement, the Company collected immaterial premiums for the years ended December 31, 2019, 2018 and 2017.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

b. Reinsurance Assumed from Affiliates

TL and TLA received approval from the State of Connecticut Department of Insurance in January 2018, to enter into an assumption reinsurance agreement effective February 1, 2018. Pursuant to this agreement, TL transferred approximately $4.6 billion of reserves and $0.1 billion of associated interest maintenance reserve liability along with cash and invested assets with a book value totaling $4.7 billion, equal to the liabilities, to TLA. This assumption reinsurance transaction was considered a non-economic transaction and TLA and TL received no material impacts to surplus as a result of this transaction. Assumption reinsurance is reported as direct reserves in the table above.

7. Related Party Transactions

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by TL.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

The Company reported $176 and $0 as receivables from parent, subsidiaries and affiliates as of December 31, 2019 and 2018, respectively. The Company reported $131,359,329 and $5,900,113 as payable to parents, subsidiaries and affiliates as of December 31, 2019 and 2018, respectively. The balance outstanding as of December 31, 2019, was generally settled in February, 2020. Amounts are settled in accordance with terms of the agreements.

Effective June 1, 2018, TL entered into an Intercompany Liquidity Agreement (the "Liquidity Agreement") with TLA. The Agreement allows for short-term advances of funds between TL, TLA and certain TL subsidiaries who become parties to the Liquidity Agreement in the future. The Company had no issued and outstanding borrowings as of December 31, 2019 and 2018, respectively.

Prior to the Talcott Resolution sale transaction, the Company participated in an Intercompany Liquidity Agreement (the “Agreement”) that The Hartford entered into with its insurance company subsidiaries that are domiciled in the State of Connecticut. The Agreement allowed for short-term advances of funds between Hartford affiliates for liquidity and other general corporate purposes. The Company had no issued and outstanding notes as of December 31, 2017.

As part of the Talcott Resolution sale transaction described in Note 1, the Company funded a pre-closing return of capital to TL totaling $309.5 million. This return of capital included amounts that HHI paid to the Company and its affiliates for certain assets that were transferred to HHI related to the reallocation of alternative minimum tax credits and other tax settlements. In addition, as part of the agreement, HHI reimbursed the Company for leakage as defined in the agreement by contributing capital totaling $37.6 million to the Company before closing.

On September 16, 2019, Talcott Resolution received permission from the Department to pay an extraordinary dividend (as a return of capital) of $250,000,000 from TLA to Talcott Resolution Life Insurance Company ("TL"). TLA paid the dividend on September 17, 2019.

On October 19, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $550,000,000 from TLA to HLIHC, TLA's former parent company. TLA paid the dividend on October 30, 2017.

On September 1, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $150,000,000 from TLA to HLIHC. TLA paid the dividend on September 14, 2017.

On January 5, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $300,000,000 from TLA to HLIHC. TLA paid the dividend on January 30, 2017.

Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

As of June 1, 2018, TL adopted a new investment and savings plan, the Talcott 401(k) Plan and a non-qualified savings plan, the Talcott Resolution Deferred Compensation Plan. Effective December 31, 2018, both plans were assigned to Talcott Resolution Life Inc., the Company's indirect parent. Substantially all employees of the Company are eligible to participate in Talcott 401(k) Plan under which designated contributions can be invested in a variety of investments. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Talcott Resolution Deferred Compensation Plan has a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) limit, currently $275,000. Eligible compensation includes salary and bonuses and participants can defer up to 80% of their eligible pay. The cost allocated to the Company for the years ended December 31, 2019 and 2018 was immaterial.

Through May 31, 2018, substantially all U.S. employees of the Company were eligible to participate in The Hartford Investment and Savings Plan under which designated contributions could be invested in a variety of investments including up to 10% in common stock of The Hartford. The Company's contributions included a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Hartford also maintained a non-qualified savings plan, The Hartford Excess Savings Plan, with the same level of matching contributions excluding the non-elective contributions with respect to employee compensation in excess of the limit that can be recognized under the tax-qualified Investment and Savings Plan. Eligible compensation included overtime and bonuses but was limited to a total of $1,000,000 annually. Participation in this plan was terminated effective May 31, 2018, as a result of the Talcott Resolution sale transaction. The cost allocated to the Company for the year ended December 31, 2018 and 2017 was $1,414,203 and $2,333,035, respectively.

The Hartford maintained The Hartford Retirement Plan for U.S. employees, a U.S. qualified defined benefit pension plan (the “Plan”), that covered substantially all U.S. employees of the Company hired prior to January 1, 2013. The Hartford also maintained non-qualified pension plans to provide retirement benefits previously accrued that are in excess of Internal Revenue Code limitations. These plans were collectively referred to as the “Pension Plans." Participation in the Plans was terminated effective May 31, 2018, as a result of the Talcott Resolution sale transaction (see Note 1).

Effective December 31, 2012, The Hartford amended the Plan to freeze participation and benefit accruals. As a result, employees will not accrue further benefits under the Plan, although interest will continue to accrue to existing account balances. Participants as of December 31, 2012 continued to earn vesting credit with respect to their frozen accrued benefits as they continued to work. The freeze also applied to The Hartford Excess Pension Plan II, The Hartford's non-qualified excess pension benefit plan for certain highly compensated employees.

For the years ended December 31, 2018 and 2017, the life insurance legal entities of The Hartford, including TL and its subsidiaries recognized pension expenses of $2,301,558 and $95,590,469, respectively, which was their allocation from The Hartford of contributions to the Pension Plans and non-qualified benefit payments. For the years ended December 31, 2018 and 2017, the Company's share of this contribution was immaterial and $41,450,436, respectively. Participation in this plan was terminated effective May 31, 2018, as a result of the Talcott Resolution sale transaction.

The Hartford also provided certain health care and life insurance benefits for eligible retired employees. The Hartford's contribution for health care benefits depended upon the retiree's date of retirement and years of service. In addition, the plan had a defined dollar cap for certain retirees which limited average company contributions. The Hartford prefunded a portion of the health care obligations through a trust fund where such prefunding can be accomplished on a tax effective basis. Effective January 1, 2002, company-subsidized retiree medical, retiree dental and retiree life insurance benefits were eliminated for employees with original hire dates on or after January 1, 2002. As of December 31, 2012, The Hartford’s other postretirement medical, dental and life insurance coverage plans were amended to no longer provide subsidized coverage for current employees who retire on or after January 1, 2014. The expenses allocated to the Company for other postretirement benefits were not material to the results of operations for 2018 and 2017. Participation in this plan was terminated effective May 31, 2018, as a result of the Talcott Resolution sale transaction.

The Company participates in postemployment plans sponsored by TLI that provide for medical and salary replacement benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for the years ended December 31, 2019 and 2018.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The Company participated in postemployment plans sponsored by, and included in the financial statements of, the Hartford Fire Insurance Company. These plans provided for medical and salary continuation benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for 2018 and 2017. Participation in this plan was terminated effective May 31, 2018, as a result of the Talcott Resolution sale transaction (see Note 1).

9. Debt

The Company is a member of the Federal Home Loan Bank of Boston ("FHLB"). Membership allows the Company access to collateralized advances, which may be used to support various spread-based businesses or to enhance liquidity management. FHLB membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount (generally between 3.0% and 4.0% of the principal balance) based upon the term of the outstanding advances. FHLB stock held by the Company is classified within Common and preferred stocks on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2019 and 2018, there were no advances outstanding.

State law limits the Company's ability to pledge, hypothecate or otherwise encumber its assets. The amount of advances that can be taken by the Company are dependent on the assets pledged by the Company to secure the advances, and are therefore subject to this legal limit. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. For 2019 and 2018, the Company's pledge limit were $245 million and $290 million, respectively. The Company would need to seek prior written approval from the Department in order to exceed this limit. If the Company were to pursue borrowing additional amounts under its estimated capacity it may have to purchase additional shares of activity stock.

FHLB Capital Stock - Aggregate Totals

As of December 31, 2019

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$—	$—	$—
b.	Membership Stock - Class B	1,961,300	1,961,300	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	1,961,300	1,961,300	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$245,000,000	$245,000,000	$—

As of December 31, 2018

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$—	$—	$—
b.	Membership Stock - Class B	3,408,900	3,408,900	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	3,408,900	3,408,900	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$290,000,000	$290,000,000	$—

b. Membership Stock (Class A and B) Eligible and Not Eligible for Redemption

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

				Eligible for Redemption
Membership Stock		1 Current Period Total (2+3+4+5+6)	2 Not Eligible for Redemption	3 Less Than 6 Months	4 6 Months to Less than 1 Year	5 1 to Less than 3 Years	6 3 to 5 Years
1.	Class A	$—	$—	$—	$—	$—	$—
2.	Class B	1,961,300	1,776,500	184,800	—	—	—

3. a. Collateral Pledged to FHLB - Amount Pledged as of Reporting Date

The Company had no collateral pledged to the FHLB as of December 31, 2019 and 2018, respectively.

b. Maximum Amount Pledged During Reporting Period

		1 Fair Value	2 Carrying Value	3 Amount Borrowed at Time of Maximum Collateral
1.	Current Year Total General and Separate Accounts Maximum Collateral Pledged (Lines 2 + 3)	$—	$—	$—
2.	Current Year General Account Maximum Collateral Pledged	4,972,172	4,942,682	4,620,000
3.	Current Year Separate Accounts Maximum Collateral Pledged	—	—	—
4.	Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged	—	—	—

4.     a. Borrowing from FHLB - Amount as of the Reporting Date

The Company had no borrowings from the FHLB as of December 31, 2019 and 2018, respectively.

10. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. No dividends were paid in 2018. Dividends paid totaled $1.0 billion in 2017. For returns of capital, see Note 7. With respect to dividends to its parent TL, the Company’s dividend limitation under the holding company laws of Connecticut is $408,569,682 in 2020. As a condition of the sale, TL and its affiliates are required to gain pre-approval from the Commissioner for any dividends, regardless of size, through May 31, 2020.

Unassigned Funds

The portion of unassigned funds reduced by each item below at December 31 was as follows:

	2019	2018
Unrealized capital losses, gross of tax	$(298,629,852)	$(2,958,010)
Asset valuation reserve	(128,507,852)	(83,428,299)
Nonadmitted asset values	(70,109,152)	(86,053,045)
Separate Account expense allowance	43,935,527	61,232,736

11. Separate Accounts

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The Company maintained Separate Account assets totaling $27,243,815,730 and $25,094,122,246 as of December 31, 2019 and 2018, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2019 and 2018, the Company’s Separate Account statement included legally insulated assets of $27,243,815,730 and $25,094,122,246, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company’s Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $533,685,441, $575,989,832 and $603,735,208 for the years ended December 31, 2019, 2018 and 2017, respectively, and are recorded as a component of fee income on the Company’s Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2019 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the
year ended December 31, 2019	$—	$—	$—	$293,283,966	$293,283,966
Reserves at year-end:
For accounts with assets at:
Fair value	$—	$—	$—	$27,172,917,334	$27,172,917,334
Amortized cost	—	—	—	—	—
Total reserves	$—	$—	$—	$27,172,917,334	$27,172,917,334
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With market value adjustment	—	—	—	—	—
At book value without market value adjustment
and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	26,848,176,050	26,848,176,050
At book value without market value adjustment
and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	26,848,176,050	26,848,176,050
Not subject to discretionary withdrawal	—	—	—	324,741,284	324,741,284
Total	$—	$—	$—	$27,172,917,334	$27,172,917,334

Below is a reconciliation of net transfers from Separate Accounts:

	December 31, 2019	December 31, 2018	December 31, 2017
Transfer to Separate Accounts	$293,283,966	$320,805,640	$397,893,498
Transfer from Separate Accounts	3,388,130,028	3,836,797,059	4,031,435,195
Net Transfer from Separate Accounts	(3,094,846,062)	(3,515,991,419)	(3,633,541,697)
Internal exchanges and other Separate Account activity	(8,041,963)	(11,772,160)	3,405,434
Transfer from Separate Accounts on the Statements of Operations	$(3,102,888,025)	$(3,527,763,579)	$(3,630,136,263)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

12. Commitments and Contingent Liabilities

a. Litigation

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

b. Guaranty Funds

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2019, 2018 and 2017. The Company had immaterial guaranty fund receivables as of December 31, 2019 and 2018, respectively.

c. Contingent Commitments

At December 31, 2019 and 2018, the Company has outstanding commitments totaling $227,227,134 and $125,891,437, of which $179,967,557 and $104,786,530 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2019 and 2018, $29,402,077 and $13,356,348 is related to commercial whole loans expected to fund in the first half of the following year, respectively. At December 31, 2019 and 2018, $17,857,500 and $7,748,559, respectively is related to various funding obligations associated with private placement securities.

Detail of Other Contingent Commitments

1 Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement	2 Liability Recognition of Guarantee	3 Ultimate Financial Statement Impact if Action Under the Guarantee is Required	4 Maximum Potential Amount of Future Payments the Guarantor Could be Required to Make	5 Current Status of Payment or Performance Risk of Guarantee
Effective February 1, 2018, TLA guaranteed the obligations of Talcott Resolution Comprehensive Employee Benefit Service Company ("TCB"), a wholly-owned subsidiary, with respect to certain structured settlement liability obligations to provide an increased level of security to claimants under such structured settlements; these obligations were assumed from TL on February 1, 2018.	$—	Increase in Investments in SCA, Dividends to stockholders (capital contribution), Expense, or Other	Unlimited (1)	The guaranteed affiliate maintains surplus in addition to policyholder reserves. The payment or performance risk of this guarantee is low as It is unlikely that this guarantee will be triggered.

(1) There is no limit on the Company's guarantee to pay policyholder obligations on behalf of the affiliate for the contracts covered in the guarantee agreement.

d. Leases

Transactions with The Hartford include rental facilities and equipment. Rent paid by the Company to The Hartford for its share of space occupied and equipment used by the Company was $1,020,253, $1,196,952 and $918,538 in 2019, 2018 and 2017, respectively. Future minimum rental commitments are immaterial.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Windsor, Connecticut.

e. Tax Matters

The Company files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company is no longer subject to U.S. federal or state and local income tax examinations for years prior to 2016, with the exception of net operating loss carryforwards utilized in open tax years. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years.

The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of the tax sharing agreement described in Note 5.

The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company recorded benefits of $14,693,111, $25,866,633 and $57,083,258 related to the Separate Account DRD for the years ended December 31, 2019, 2018, and 2017, respectively.

13. Subsequent Events

The impact of the outbreak and continuing spread of the novel coronavirus (“COVID-19”) and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crisis and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.

The Company has evaluated events subsequent to December 31, 2019, through April 9, 2020, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements. There were no other subsequent events that had a material impact on the financial results of the Company.

PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement.
(b)	(1)	Resolution of the Board of Directors authorizing the establishment of the Separate Account. (1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement. (1)
(b) Form of Dealer Agreement. (1)
	(4)	Individual Flexible Premium Variable Annuity Contract and riders (1)
Disability Rider (1)
Amendatory Rider (1)
Extended Withdrawal Privilege Rider (1)
Waiver of Sales Charge Rider (1)
Optional Death Benefit Enhancement Rider (1)
Amendatory Rider II (1)
Annuity Commencement Date Deferral Option Rider (1)
	(5)	Form of Application.(1)
	(6)	(a) Certificate of Incorporation of Hartford (2)
(b) Amended and Restated Bylaws of Hartford (2)
	(7)	Reinsurance Agreements and Amendments
(a) CIGNA Reinsurance (HLA) (3)
(b) AXA Corporate Solutions Life Reinsurance Company (HLA -- April 1, 1999) (3)
(c) AXA Corporate Solutions Life Reinsurance Company (HLA -- May 8, 2000) (3)
(d) Munich American Reassurance Company (HLA) (3)
	(8)	Fund Participation Agreements and Amendments (1)
AB Variable Products Series Fund, Inc. (1)
AIM (1)
BlackRock (1)
Hartford HLS Funds (1)
Pioneer (1)
Wells Fargo (1)

Guarantee Agreement, between Hartford Life and Accident Insurance Company and ITT Hartford Life and Annuity Insurance Company, its wholly owned subsidiary, dated as of August 20, 1993 and effective as of August 20, 1993. (1)

Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997. (1)
	(9)	Opinion and Consent of Lisa Proch, General Counsel
	(10)	Consents of Deloitte & Touche LLP.
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1)
Incorporated by reference to Items 24(b)(1), 24(b)(3)(a-b), 24(b)(4-5) and 24(b)(8), respectively, of Post-Effective Amendment No. 47 to the Registration Statement File No. 033-73568, filed on April 18, 2019.

(2) Incorporated by reference to Item 24(b)(6)(a) and (b) of Post-Effective Amendment No. 46 to the Registration Statement File No. 033-73568, filed on June 28, 2018.

(3)	Incorporated by reference to Item 24(b)(7)(a-d) of Post-Effective Amendment No. 36 to the Registration Statement File No. 033-73568, filed on April 23, 2012.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Christopher B. Abreu	Vice President and Actuary
Jeremy Billiel	Assistant Vice President and Treasurer
Ellen T. Below	Vice President and Chief Communications Officer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Robert A. Cornell	Vice President and Actuary
Christopher Cramer	Vice President and Head of Tax
James Cubanski	Vice President
Christopher J. Dagnault (1)	Vice President
George Eknaian	Senior Vice President and Chief Risk Officer
Glenn Gazdik	Vice President and Actuary
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Craig D. Morrow	Vice President
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Peter F. Sannizzaro	President and Chief Executive Officer, Director
Robert Siracusa	Vice President and Chief Financial Officer, Director
Samir Srivastava	Vice President and Chief Information Officer

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.
(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Filed herein as Exhibit 99.26.

ITEM 27. NUMBER OF CONTRACT OWNERS
As of January 31, 2020, there were 35,686 owners of qualified contracts and 48,630 owners of non-qualified contracts.

ITEM 28. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (Variable Account "A")
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Five
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
Talcott Resolution Life Insurance Company - Separate Account VL I
Talcott Resolution Life Insurance Company - Separate Account VL II
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Five
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account VLI
Talcott Resolution Life and Annuity Insurance Company - Separate Account VLII
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer and Privacy Officer
Christopher Cramer	Vice President and Head of Tax
Christopher J. Dagnault (1)	President and Chief Executive Officer, Director
Diane Krajewski	Vice President and Chief Human Resources Officer, Chairman of the Board
James Anthony Maciolek	Assistant Secretary, Chief Financial Officer, FINOP and Controller
Matthew J. Poznar	Director
Lisa M. Proch	Assistant Secretary, Senior Vice President, General Counsel, and Chief Compliance Officer
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.
(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095.

ITEM 31. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on April 23, 2020.

Talcott Resolution Life and Annuity Insurance Company
Separate Account One (Registrant)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Talcott Resolution Life and Annuity Insurance Company
(Depositor)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Peter F. Sannizzaro, President, Chief Executive Officer, Director		/s/ Peter F. Sannizzaro
Matthew J. Poznar, Senior Vice President, Director*		Peter F. Sannizzaro
Robert R. Siracusa, Vice President, Chief Financial Officer, Director		/s/ Robert S. Siracusa
Robert S. Siracusa
	*By:	/s/ Lisa Proch
Lisa Proch, Attorney-in-Fact
	Date:	April 23, 2020

033-73568

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, General Counsel
(10)	Consents of Deloitte & Touche LLP.
(26)	Organizational Chart
(99)	Copy of Power of Attorney